SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No.  1  (File No.: 333-129012)

[ ] Post-Effective Amendment No. [ ]

(Check Appropriate Box or Boxes)

                AXP Variable Portfolio - Investment Series, Inc.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (612) 330-9283
-------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

       901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268
-------------------------------------------------------------------------------
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                  Leslie L. Ogg - 901 Marquette Avenue South,
-------------------------------------------------------------------------------
                     (Name and Address of Agent For Service)

        Suite 2810,                     Minneapolis       MN          55402-3268
-------------------------------------------------------------------------------
     (Number and Street)                 (City)         (State)       (Zip Code)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

Title of Securities Being Registered:              Common Stock

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940.

This Registration Statement shall hereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933.

                                RIVERSOURCE FUNDS
                   (formerly known as American Express Funds)

                           Principal Executive Office
                     901 Marquette Avenue South, Suite 2810
                           Minneapolis, MN 55402-3268

                   NOTICE OF A REGULAR MEETING OF SHAREHOLDERS

                            TO BE HELD FEB. 15, 2006

               AXP(R) VARIABLE PORTFOLIO - INVESTMENT SERIES, INC.
              RiverSource Variable Portfolio - New Dimensions Fund
             (formerly AXP Variable Portfolio - New Dimensions Fund)

RiverSource Variable Portfolio - New Dimensions Fund ("VP New Dimensions" or the "Selling Fund") will hold a regular shareholders' meeting at 10:00 a.m. on Feb. 15, 2006 at the IDS Center, 80 S. Eighth Street, Minneapolis, MN on the 50th floor. At the meeting, shareholders will consider the following proposals:

- To approve an Agreement and Plan of Reorganization (the "Agreement") between the Selling Fund and RiverSource Variable Portfolio - Large Cap Equity Fund ("VP Large Cap Equity" or the "Buying Fund") (formerly AXP Variable Portfolio
   - Large Cap Equity Fund).

-  To elect Board members.

-  To amend the Articles of Incorporation.


- To approve an Investment Management Services Agreement ("IMS Agreement") with RiverSource Investments, LLC.


- Other business as may properly come before the meeting, or any adjournment of the meeting.

The insurance company that issued your variable life insurance policy or variable annuity contract is the legal owner of the Fund's shares and will vote those shares at the meeting. However, as a contract holder you are entitled to instruct the insurance company how to vote. You do this by voting yourself.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

Please take some time to read the proxy statement. It discusses the proposals in more detail. If you were a contract holder on Dec. 16, 2005, you may vote at the meeting or any adjournment of the meeting. We hope you can attend the meeting. For those of you who cannot attend, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call your advisor or call client services toll free at (877) 256-6085. It is important that you vote. The Board of Directors (the "Board") recommends that you vote FOR each of the proposals. This proxy statement was first mailed to shareholders on or about Dec. 16, 2005.


                              By order of the Board of Trustees


                              Leslie L. Ogg, Secretary
                              Dec. 16, 2005

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

                       COMBINED PROXY STATEMENT/PROSPECTUS

                               DATED DEC. 16, 2005

This document is a proxy statement for VP New Dimensions and a prospectus for VP Large Cap Equity (each individually a "Fund" and collectively the "Funds"). It contains the information you should know before voting on the proposals. Please read it carefully and keep it for future reference. The address of each of the Funds is 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The phone number for each of the Funds is (612) 330-9283.

The insurance company that issued your variable life insurance policy or variable annuity contract is the legal owner of all Fund shares and therefore holds all voting rights. The insurance company sponsors a separate account that funds your variable life insurance policy or variable annuity contract. This separate account is the shareholder of the Fund. The separate account is comprised of variable subaccounts. Because you allocated contract values to a subaccount that invests in the Selling Fund, you are entitled to instruct the insurance company how to vote. For purposes of this proxy statement/prospectus, contract holders and policyholders will be referred to as "contract holders".

The following information describes the proposed reorganization of the Selling Fund into the Buying Fund (the "Reorganization").

HOW THE REORGANIZATION WILL WORK

- The Selling Fund will transfer all of its assets to the Buying Fund. The Buying Fund will assume the Selling Fund's liabilities.


- The Buying Fund will issue shares of the Selling Fund in an amount equal to the value of the assets that it receives from the Selling Fund, less the liabilities it assumes. These shares will be distributed to the Selling Fund's shareholders (the separate accounts) in proportion to their holdings in the Selling Fund. Your interest in the subaccount investing in the Buying Fund will equal your interest in the subaccount that invested in the Selling Fund. You will not pay any sales charge in connection with this distribution of shares. If you already have a Buying Fund account, shares distributed in the Reorganization will be added to that account. As a result, when average cost is calculated for income tax purposes, the cost of the shares in the accounts you owned will be combined.


FUND INVESTMENT OBJECTIVES

The investment objective for each of the Funds is as follows:


            SELLING FUND:  The Fund seeks to provide shareholders with long term growth of capital.

            BUYING FUND:   The Fund seeks capital appreciation.

Please note that the Fund is not a bank deposit, is not federally insured, is not endorsed by any bank or government agency and is not guaranteed to achieve its investment objective.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

WHERE TO GET MORE INFORMATION

THE BUYING FUND

Most recent prospectus, dated    Accompanying, and incorporated by reference
Oct. 28, 2005.                   into, this proxy statement/prospectus.

Most recent annual report,       Incorporated by reference into this proxy
for the period ended             statement/prospectus. For a copy at no charge,
Aug. 31, 2005.                   call toll-free (800) 862-7919 or write to the
                                 address at the bottom of this table.

THE SELLING FUND

Most recent prospectus, dated    Incorporated by reference into this proxy
Oct. 28, 2005.                   statement/prospectus. For a copy at no charge,
                                 call toll-free (800) 862-7919 or write to the
                                 address at the bottom of this table.

Most recent annual report,       Incorporated by reference into this proxy
for the period ended             statement/prospectus. For a copy at no charge,
Aug. 31, 2005.                   call toll-free (800) 862-7919 or write to the
                                 address at the bottom of this table.

THIS PROXY STATEMENT/PROSPECTUS

Statement of Additional          Incorporated by reference into this proxy
Information dated the same       statement/prospectus. For a copy at no charge,
date as this proxy               call toll-free (877) 256-6085 or write to the
statement/prospectus. This       address at the bottom of this table.
document contains information
about both the Selling Fund
and the Buying Fund.

To ask questions about this      Call toll-free (877) 256-6085 or write to:
proxy statement/prospectus.      RiverSource Service Corporation,
                                 70100 Ameriprise Financial Center,
                                 Minneapolis, MN 55474.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at http://www.publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

TABLE OF CONTENTS

                                                                            PAGE

SECTION A -- FUND PROPOSALS

   PROPOSAL 1. APPROVE OR REJECT THE AGREEMENT AND
   PLAN OF REORGANIZATION                                                      7

   SUMMARY                                                                     7
      How the Reorganization Will Work                                         7
      Comparison of the Selling Fund and the Buying Fund                       7
      Risk Factors                                                            12
      Tax Consequences                                                        13

   FEES AND EXPENSES                                                          14

   THE REORGANIZATION                                                         16
      Terms of the Reorganization                                             16
      Conditions to Closing the Reorganization                                16
      Termination of the Agreement                                            17
      Tax Status of the Reorganization                                        17
      Reasons for the Proposed Reorganization and Board Deliberations         19
      Boards' Determinations                                                  21

      Recommendation and Vote Required                                        22

   PROPOSAL 2. ELECT BOARD MEMBERS                                            23

   PROPOSAL 3. APPROVE OR REJECT AN AMENDMENT
   TO THE ARTICLES OF INCORPORATION                                           30

   PROPOSAL 4. APPROVE OR REJECT AN INVESTMENT MANAGEMENT SERVICES
   AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC                                31

SECTION B -- PROXY VOTING AND SHAREHOLDER MEETING INFORMATION                 40

SECTION C -- CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND
INFORMATION                                                                   43


EXHIBITS
   A. Form of Agreement and Plan of Reorganization                           A.1
   B. Matters Subject to Approval at Regular Meeting of Buying Fund          B.1
   C. Minnesota Business Corporation Act Sections 302A.471 and 302A.473      C.1
   D. Most Recent Buying Fund Prospectus                                     D.1
   E. Board Effectiveness Committee Charter                                  E.1
   F. Joint Audit Committee Charter                                          F.1

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

SECTION A -- FUND PROPOSALS

PROPOSAL 1. APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY


This proxy statement/prospectus is being used by the Selling Fund to solicit proxies to vote at a meeting of shareholders. Shareholders will consider a proposal to approve the Agreement providing for the Reorganization of the Selling Fund into the Buying Fund. A form of the Agreement is included in Exhibit A.


The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus and the exhibits because they contain details that are not in the summary.

HOW THE REORGANIZATION WILL WORK

- The Selling Fund will transfer all of its assets to the Buying Fund. The Buying Fund will assume the Selling Fund's stated liabilities.

- The Buying Fund will issue shares to the Selling Fund in an amount equal to the value of the assets that it receives from the Selling Fund, less the liabilities it assumes. These shares will be distributed to the Selling Fund's shareholders (the separate accounts) in proportion to their holdings in the Selling Fund. Your interest in the subaccount investing in the Buying Fund will equal your interest in the subaccount that invested in the Selling Fund.


- As part of the Reorganization, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Selling Fund account will be transferred to your new Buying Fund account. If you do not want your systematic transactions to continue, please contact your financial advisor to make changes.


- Neither the Selling Fund nor the contract holders whose contract values are allocated to subaccounts investing in the Selling Fund will pay any sales charge in connection with the Reorganization.

- After the Reorganization is completed, contract values that were allocated to subaccounts investing in the Selling Fund will be allocated to subaccounts investing in the Buying Fund. The Selling Fund will be terminated.

COMPARISON OF THE SELLING FUND AND THE BUYING FUND

Both the Selling Fund and the Buying Fund:

- Are structured as a series of capital stock of an open-end management investment company organized as a Minnesota corporation.

- Have RiverSource Investments, LLC (the "investment manager" or "RiverSource Investments") as an investment adviser.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

- Have the same policies for buying and selling shares and the same exchange rights.

-  Have the same distribution policies.

- Are available only by buying an annuity contract or life insurance policy and allocating contract values to a subaccount that invests in a Fund.

COMPARISON OF INVESTMENT OBJECTIVES

The investment objectives for the Funds are as follows:

   SELLING FUND:  The Fund seeks to provide shareholders with long term growth of capital.

   BUYING FUND:   The Fund seeks capital appreciation.


COMPARISON OF INVESTMENT STRATEGIES

Prior to October 2005, the Selling Fund was managed as a growth fund and was permitted to invest up to 30% of its total assets in foreign investments. The Buying Fund has, and, since October 2005, the Selling Fund has had, a policy to invest at least 80% of its net assets in the common stocks of equity securities of companies with market capitalization greater than $5 billion at the time of purchase. Additionally, the Buying Fund is, and, since October 2005, the Selling Fund has been, managed as a core fund, with portions of the Fund's portfolio uniquely dedicated to "growth," "value," and "core" investing, with no more than 20% available to invest in foreign investments.

Detailed strategies for the Selling Fund and the Buying Fund are set forth below:

VP NEW DIMENSIONS (SELLING FUND):

UNTIL OCTOBER 2005, THE FUND WAS MANAGED AS FOLLOWS:


The Fund primarily invests in common stocks showing potential for significant growth. These companies often operate in areas where dynamic economic and technological changes are occurring. The Fund may invest up to 30% of its total assets in foreign investments.

In pursuit of the Fund's goal, the investment manager chooses investments by:

- Identifying companies that the investment manager believes have above-average long-term growth potential based on:

   -  Effective management,

   -  Financial strength, and

   -  Competitive market position; as well as

- Considering opportunities and risks by reviewing interest rate and economic forecasts both domestically and abroad.




             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-  The security is overvalued relative to alternative investments.

- The company has met the investment manager's earnings and/or growth expectations.

-  Political, economic, or other events could affect the company's performance.

-  The investment manager wishes to minimize potential losses.

-  The investment manager identifies a more attractive opportunity.


SINCE OCTOBER 2005, THE FUND HAS BEEN MANAGED IN THE SAME WAY AS THE BUYING FUND BELOW.

VP LARGE CAP EQUITY (BUYING FUND):


Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. The Fund may invest in income-producing equity securities, such as dividend-paying stocks, convertible securities and preferred stocks. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


In pursuit of the Fund's objective, the investment manager will hold both growth and value companies and at times may favor one more than the other based on available opportunities.


When optimizing for growth, the investment manager invests in companies it believes to have above-average long-term growth potential, or technological superiority, and it selects investments based, among other factors, on:

-  Effective management.

-  Financial strength.

-  Competitive market or product position.

-  Technological advantage relative to other companies.

When optimizing for value, the investment manager invests in companies that appear to be undervalued by various measures or that may be temporarily out of favor, but have good prospects for capital appreciation, and it selects investments based, among other factors, on:

- Identifying a variety of large, well-established companies whose underlying fundamentals are stable, or are anticipated to become stable, or whose fundamentals are improving.

-  Identifying stocks that are undervalued:

   - because they have one or more ratios, such as price-to-earnings or price-to-cash flow, that are low relative to the general market, or have a yield that exceeds the market,




             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

   - because one or more of their valuation ratios are low relative to historical levels for the stock,

   - because one or more of their valuation ratios or other financial measures make that stock attractive relative to its peers, or

   - because they are undervalued relative to their intrinsic value, as identified by the investment manager.

In evaluating whether to sell a security, the investment manager considers factors including, among others whether:

-  The security is overvalued relative to other potential investments.

-  The security has reached the investment manager's price objective.

- The company has met the investment manager's earnings and/or growth expectations.

- Potential losses, due to factors such as a market down-turn, can be minimized.

-  A more attractive opportunity has been identified.

BOTH FUNDS:

- UNUSUAL MARKET CONDITIONS. During unusual market conditions, each of the Funds may invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing could prevent the Fund from achieving its investment objective. During these times, the portfolio manager may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.

- OTHER INVESTMENT STRATEGIES. Each Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.




             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

COMPARISON OF FUNDAMENTAL POLICIES

The Buying Fund shareholders will vote on changes to the fundamental policies for the Buying Fund at a meeting scheduled to be held on the same day as the Selling Fund shareholder meeting. The proposed changes are shown in Exhibit B. If all of the proposed changes to the Buying Fund's fundamental policies are approved, the differences in investment policies will be as follows:

Both Funds have substantially similar fundamental investment policies. The Buying Fund has a policy permitting borrowing money for temporary purposes in an amount not exceeding one-third of the market value of its total assets. The Selling Fund has a similar policy that applies to money or property and permits borrowing only for extraordinary or emergency purposes.

The Buying Fund has a policy that it will not invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of its total assets may be invested without regard to this 5% limitation. The Selling Fund has a similar policy, but does not include other investment companies in the exception.

The Buying Fund has a policy that it will not purchase more than 10% of the outstanding voting securities of an issuer, except up to 25% of its total assets may be invested without regard to this 10% limitation. The Selling Fund has a similar policy, but does not have the 25% exception.


The Buying Fund has a policy permitting the Fund to lend fund securities and participate in an interfund lending program up to 33 1/3% of the value of the fund's total assets. This policy does not prohibit the Buying Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. The Selling Fund has a policy permitting the Selling Fund to lend fund securities up to 30% of its net assets. In addition, the Selling Fund has a policy that it may make cash loans up to 5% of its total assets. The Selling Fund has a policy prohibiting loans to the investment manager, its board members and officers and to the board members and officers of the Selling Fund.


If shareholders of the Selling Fund approve the Reorganization, they will be subject to the fundamental policies of the Buying Fund. The investment manager does not believe that the differences between the fundamental policies will result in any material difference in the way the Funds are managed.




             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

RISK FACTORS


Prior to October 2005, the Selling Fund had increased risks of style specific investing, highlighted in Market Risk, as the Fund emphasized growth stocks. Since October 2005, the principal risks of investing in each of the Selling Fund and the Buying Fund are identical and are shown below:


                         VP NEW DIMENSIONS   VP NEW DIMENSIONS     VP LARGE
RISK                        UNTIL 10/05         SINCE 10/05       CAP EQUITY
Active Management Risk           x                   x                 x
Issuer Risk                      x                   x                 x
Market Risk                      x                   x                 x


- ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

- ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.


- MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

PERFORMANCE

Performance information for the Funds is shown below.

TABLE A-1

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPT. 30, 2005


                                                         SINCE     INCEPTION
FUND                     1 YEAR   5 YEARS   10 YEARS   INCEPTION      DATE
VP New Dimensions         7.25%   -5.49%       N/A       6.47%      5/11/96
VP Large Cap Equity      14.14%   -4.37%      4.92%       N/A         N/A


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

TAX CONSEQUENCES


The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Selling Fund and the Buying Fund receive a satisfactory opinion of tax counsel, substantially to that effect. Accordingly, no gain or loss is expected to be recognized by the Selling Fund or its separate account shareholders as a direct result of the Reorganization. Prior to or after completion of the Reorganization, no major sell-offs to realign the portfolio are expected in relation to, or as a result of the Reorganization. However, the Reorganization will end the tax year of the Selling Fund, and so it will accelerate distributions from the Selling Fund for its short tax year ending on the date of the Reorganization.

As long as contracts funded through the separate accounts of the insurance company qualify as annuity contracts or life insurance contracts under Section 72 or section 7702(a) of the internal revenue Code of 1986, as amended (the "Code"), respectively, the reorganization will not create any tax liability for the separate accounts as shareholders. The tax basis and holding period of the shareholders' Selling Fund shares are expected to carry over to the shareholders' new shares in the Buying Fund.


For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."




             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

FEES AND EXPENSES


The following table describes the fees and expenses, adjusted to reflect current fees, that you pay if you buy and hold shares of the Selling Fund or shares of the Buying Fund. The table also shows pro forma expenses of the Buying Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. The table does not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would increase expenses for all periods shown. The fees and expenses below exclude the costs of this Reorganization as these will be paid by Ameriprise Financial.


TABLE A-2

ACTUAL AND PRO FORMA FUND EXPENSES FOR THE MOST RECENT FISCAL YEAR


Because each fund is the underlying investment vehicle for an annuity contract or life insurance policy, there is no sales charge for the purchase or sale of Fund shares. However, there may be charges associated with your annuity contract or life insurance policy, including those that may be associated with surrender or withdrawal.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS AS OF FISCAL YEAR ENDED AUG. 31,
2005:



VP NEW DIMENSIONS (SELLING FUND)

Management fees(a)                                                       0.55%
Distribution (12b-1) fees(c)                                             0.13%
Other expenses(e)                                                        0.08%
Total                                                                    0.76%

VP LARGE CAP EQUITY (BUYING FUND)

Management fees(b)                                                       0.56%
Distribution (12b-1) fees(c)                                             0.13%
Other expenses(d)                                                        0.14%
Total                                                                    0.83%

VP LARGE CAP EQUITY - PRO FORMA WITH VP NEW DIMENSIONS FUND

Management fees(f)                                                       0.52%
Distribution (12b-1) fees(c)                                             0.13%
Other expenses(d)                                                        0.14%
Total                                                                    0.79%



(a) The management fee ratio shown is the actual ratio as of the Fund's most recent fiscal year end. It includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.07% for VP New Dimensions. The index against which the Fund's performance is measured for purposes of


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT determining the performance incentive adjustment was the Lipper Large Cap Growth Funds Index. Since Nov. 2005, the index against which Fund's performance is measured for the purposes of determining the performance incentive adjustment is the Lipper Large Cap Core Funds Index. If this Reorganization is not approved, VP New Dimensions management fee schedule will be modified and fees will be lower. The estimated management fee ratio under the proposed schedule based on average net assets as of 8/31/05, net of the .07% performance incentive adjustment decrease, is .51%.

(b) The management fee ratio reflects what the ratio would be under the proposed revised management fee schedule. It includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.02% for VP Large Cap Equity. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Large Cap Core Funds Index.
(c) The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays IDS Life Insurance Company an annual fee of up to 0.125% of average daily net assets as payment for distributing its shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(d) Other expenses include taxes, brokerage commissions and other nonadvisory expenses, including administrative and custody services. The other expense ratio shown in this chart has been adjusted to reflect the new administrative fee that went into effect in October 2005, as well as the proposed transfer agent fee of .06% of average net assets.

(e) Other expenses include taxes, brokerage commissions and other nonadvisory expenses, including administrative and custody services. The other expense ratio shown in this chart has been adjusted to reflect the new administrative fee that went into effect in October 2005. This ratio does not include the proposed transfer agent fee of .06% of average net assets.
(f) The management fee ratio reflects what the ratio would be under the proposed revised management fee schedule. It includes the impact of the performance incentive adjustment that reduced the management fee by 0.02%. It also includes the impact of a special management fee waiver that will be in effect until August 2006. This special management fee waiver is estimated to reduce the management fee ratio by approximately 0.01%


EXAMPLE: This example assumes that you invest $10,000 to a subaccount that invests in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods indicated under the current arrangements and if the proposed Reorganization had been in effect. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


FUND                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
VP NEW DIMENSIONS (SELLING FUND)

                                                            $78     $243      $423     $  946
VP LARGE CAP EQUITY (BUYING FUND)

                                                            $85     $265      $461     $1,029
VP LARGE CAP EQUITY - PRO FORMA WITH VP NEW DIMENSIONS

                                                            $81     $255      $444     $  993


THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THESE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

THE REORGANIZATION


TERMS OF THE REORGANIZATION

The Board has approved the Agreement, a copy of which is attached as Exhibit A. The Agreement provides for Reorganization on the following terms:

- The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Selling Fund and the Buying Fund.

- The Selling Fund will transfer all of its assets to the Buying Fund and, in exchange, the Buying Fund will assume the Selling Fund's stated liabilities.

- The Buying Fund will issue shares to the Selling Fund in an amount equal to the value of the assets that it receives from the Selling Fund, less the liabilities assumed by the Buying Fund in the transaction. These shares will immediately be distributed by the Selling Fund to its shareholders in proportion to their holdings in the Selling Fund. As a result, shareholders (the separate accounts) of the Selling Fund will become shareholders of the Buying Fund. Contract values that were allocated to subaccounts invested in the Selling Fund will be allocated to subaccounts investing in the Buying Fund.

- Neither the Selling Fund nor the contract holders whose contract values are allocated to subaccounts investing in the Selling Fund will pay any sales charge in connection with the Reorganization.

- The net asset value of the Selling Fund and the Buying Fund will be computed as of 3:00 p.m. Central time, on the closing date.

-  After the Reorganization, the Selling Fund will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION

The completion of the Reorganization is subject to certain conditions described in the Agreement, including:

- The Selling Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.

- The Funds will have received any approvals, consents or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.

- A registration statement on Form N-14 will have been filed with the SEC and declared effective.

-  The contract holders of the Selling Fund will have approved the Agreement.

- The Selling Fund will have received an opinion of tax counsel that the proposed Reorganization will be tax-free for the Selling Fund and for contract holders.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

TERMINATION OF THE AGREEMENT

The Agreement and the transactions contemplated by it may be terminated and abandoned by resolutions of the Board of the Selling Fund or the Buying Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Selling Fund or the Buying Fund or the Board members, officers or the separate accounts as shareholders of the Selling Corporation or of the Buying Corporation.

TAX STATUS OF THE REORGANIZATION

The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Selling Fund and the Buying Fund receive a satisfactory opinion of tax counsel (which opinion will be based on certain factual representations and certain customary assumptions), to the effect that, although not entirely free from doubt, on the basis of existing provisions of the Code:

- The transfer of the Selling Fund's assets to the Buying Fund in exchange for shares of the Buying Fund and the assumption of the Selling Fund's liabilities, followed by the distribution of those shares to the separate accounts as shareholders of the Selling Fund and the termination of the Selling Fund will be a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Selling Fund and the Buying Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

- Under Section 361 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of all of its assets to the Buying Fund or on the distribution by the Selling Fund of shares of the Buying Fund to the separate accounts as shareholders of the Selling Fund in liquidation.

- Under Section 354 of the Code, the separate accounts as shareholders of the Selling Fund will not recognize gain or loss upon the exchange of their shares of the Selling Fund solely for Buying Fund Class shares as part of the Reorganization.

- Under Section 358 of the Code, the aggregate basis of the shares of the Buying Fund that a Selling Fund shareholder receives in the Reorganization will be the same as the aggregate basis of the shares of the Selling Fund exchanged therefor.

- Under Section 1223(1) of the Code, the holding period for the shares of the Buying Fund that a separate account as a shareholder of the Selling Fund receives in the Reorganization will include the period for which he or she held the shares of the Selling Fund exchanged therefor, provided that on the date of the exchange it held such Selling Fund shares as capital assets.

- Under Section 1032 of the Code, no gain or loss will be recognized by the Buying Fund upon the receipt of the Selling Fund's assets solely in exchange for the issuance of Buying Fund's shares to the Selling Fund and the assumption of all of the Selling Fund's liabilities by the Buying Fund.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

- Under Section 362(b) of the Code, the Buying Fund's tax basis in the assets that the Buying Fund receives from the Selling Fund will be the same as the Selling Fund's tax basis in those assets immediately prior to the transfer.

- Under Section 1223(2) of the Code, the Buying Fund's holding periods in the assets received from the Selling Fund will include the Selling Fund's holding periods in such assets.

- Under Section 381 of the Code, the Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

Tax counsel will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

Prior to the closing of the Reorganization, the Selling Fund will, and the Buying Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization.

As long as the contracts qualify as annuity contracts or life insurance contracts under Section 72 or Section 7702(a) of the Code, respectively, the Reorganization will not create any tax liability for the separate accounts as shareholders.

The Buying Fund's ability to carry forward the pre-acquisition losses of the Selling Fund and use them to offset future gains will be limited. The effect of this limitation, however, will depend on the amount of losses in each fund at the time of the Reorganization. For example, if the Reorganization had taken place on Aug. 31, 2005, approximately 0% of the Selling Fund's net losses would have become permanently unavailable for use by the Buying Fund by reason of the Reorganization. In addition, as a result of the Reorganization, the benefit of the available pre-acquisition losses of the Selling Fund will be spread among a broader group of shareholders than would have been the case absent the Reorganization. As of Aug. 31, 2005, the pre-acquisition losses of the Selling Fund equaled approximately 12% of its net asset value. If the Reorganization had taken place on Aug. 31, 2005, pre-acquisition losses equaling only 5% of the combined fund's net asset value would have been available to offset future gains. As a result of this reduction in the relative amount of the capital loss carryforwards and unrealized losses available to shareholders of the Selling Fund following the Reorganization, former shareholders of the Selling Fund could, under certain circumstances, pay more taxes, or pay taxes sooner, than

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT they would if the Reorganization did not occur. In addition, for five years beginning after the closing date, the combined fund will not be allowed to offset gains "built in" to either fund at the time of the Reorganization against capital losses (including capital loss carryforwards) built in to the other fund.

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS


The Board believes that the proposed Reorganization will be advantageous to Selling Fund contract holders based on its consideration of the following matters:


- TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.

- TAX CONSEQUENCES. The Board considered the tax-free nature of the Reorganization.


- CONTINUITY OF INVESTMENT. The Board considered the compatibility of the two Funds. The Board recognized that the two Funds have substantially similar investment objectives (the Selling Fund seeks long term growth of capital and the Buying Fund seeks capital appreciation), and that the Selling Fund and the Buying Fund presently have identical investment strategies. The Board accorded weight to the fact that both Funds are managed in substantially the same way. The Board also took note of the fact that following the Reorganization, shareholders of the Selling Fund will be invested in a fund holding a substantially similar investment securities portfolio to the portfolio currently held by the Selling Fund.

- EXPENSE RATIOS. The Board considered the relative expenses of the Funds. As of the end of each Fund's most recent fiscal year, the expense ratio for the Buying Fund, adjusted to reflect current fees, was higher than the expense ratio for the Selling Fund. The Selling Fund's expense ratio as of Aug. 31, 2005, its most recent fiscal year end, adjusted to reflect current fees, after giving effect to performance incentive adjustment was 0.76% (before GIVING effect to performance incentive adjustment, the expense ratio was 0.83%). These ratios do not include the newly proposed transfer agent fee or the new management fee schedule should this Reorganization not be approved. The projected expense ratio for the Selling Fund based on Aug. 31, 2005 average net assets including the new transfer agent fee and management fee schedule, after giving effect to performance incentive adjustment, was 0.78% (0.85% before giving effect to performance incentive adjustment). The Buying Fund's expense ratio as of Aug. 31, 2005, its most recent fiscal year end, adjusted for the new transfer agent fee and management fee schedule, after giving effect to performance incentive adjustment, was 0.83% (0.85% before giving effect to performance incentive adjustment). The Board considered these different expense ratios in light of the fact that the Selling Fund and the Buying Fund have the same management and administrative services fee schedules, with the


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT same breakpoints. Therefore, the Board considered that, after taking into account the effect of the Reorganization (i.e., the combination of the Selling Fund's assets with those of the Buying Fund), the Buying Fund's expense ratio would experience a reduction. In conducting this analysis, the Board did not take into account the effect of any performance incentive adjustment on the Selling Fund's or Buying Fund's expense ratio. The Board also considered that higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows (or reduced outflows) may reduce the risk that, if net assets of the Selling Fund fail to grow, or diminish, its total expense ratio could rise from current levels as fixed expenses become a larger percentage of net assets.

- ECONOMIES OF SCALE. The Board considered the advantage of combining Funds that share similar investment objectives and identical investment strategies. The Board believes that by combining the Funds, the combined Fund can take advantage of the economies of scale associated with a larger fund. For example, a larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Furthermore, as indicated above, fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis, will be reduced.

- COSTS. The Board considered the fact that the investment manager has agreed to bear all solicitation expenses in order to achieve contract holder approval of the Reorganization and to bear the other costs of effecting the Reorganization (i.e., the filing, closing and other costs of consummating the transaction).

- DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current contract holders with contract values allocated to the subaccounts investing in the Selling Fund, because it would be effected on the basis of the relative net asset values per share of the Selling Fund and Buying Fund, respectively. Thus, subaccounts holding shares of the Selling Fund will receive shares of the Buying Fund equal in value to their shares in the Selling Fund.

- PERFORMANCE AND OTHER FACTORS. The Board considered the relative performance records of the Funds. The Board took into account the better overall track record of the Buying Fund, when compared to the Selling Fund, over the past three years, noting that the difference in performance between the two Funds was attributable to the fact that, prior to October 2005, both Funds had materially different investment strategies. While the Board was cognizant of the fact that the Buying Fund's past performance is no guarantee of its future results, it did recognize that the better three year track record of


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT the Buying Fund could help attract more assets into the combined Fund and therefore could help reduce the rate of outflows that have been experienced by the Selling Fund. The Board considered that reduced outflows or increased inflows could help the Selling Fund shareholders achieve further economies of scale (see "Economies of Scale" above).

   The Board also considered the fact that the Funds currently have substantially similar investment objectives, the same investment strategies, and substantially similar holdings and, absent the Reorganization, the two Funds are likely to compete against each other for the same investor base and, thus, could draw assets away from the other Fund. The Reorganization should allow for a concentrated selling effort thereby potentially benefiting both Funds. The Board further took into account the investment manager's belief that the Selling Fund, as a stand-alone Fund, was unlikely to experience any growth in assets as a result of investor net inflows (i.e., after taking into account outflows).

- POTENTIAL BENEFITS TO THE INVESTMENT MANAGER AND ITS AFFILIATES. The Board also considered the potential benefits from the Reorganization that could be realized by the investment manager and its affiliates. The Board recognized that the potential benefits to the investment manager consist principally of the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board also noted, however, that contract holders of the Selling Fund will benefit over time from any decrease in overall operating expense ratios resulting from the proposed Reorganization.

BOARDS' DETERMINATIONS

After considering the factors described above and other relevant information, at a meeting held on Nov. 9-10, 2005, the Selling Fund Board members, including a majority of the independent Board members, found that participation in the Reorganization is in the best interests of the Selling Fund and that the interests of existing contract holders with contract values allocated to subaccounts investing in the Selling Fund will not be diluted as a result of the Reorganization.

The Board of Directors of the Buying Fund approved the Agreement at a meeting held on Nov. 9-10, 2005. Among other factors, the Board members considered the terms of the Agreement, the provisions intended to avoid the dilution of contract holder interests and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Buying Fund and that the interests of existing contract holders with contract values allocated to subaccounts investing in the Buying Fund will not be diluted as a result of the Reorganization.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

RECOMMENDATION AND VOTE REQUIRED

The Board recommends that contract holders approve the proposed Agreement. The Agreement must be approved by a majority of the voting power of all shares entitled to vote. If the Agreement is not approved, the Board will consider what further action should be taken.


If shareholders approve the Reorganization it will take place shortly after the shareholder meeting. During the period between the shareholder meeting and the Reorganization, or if the Reorganization is not approved, it will be important for the Fund to have a properly elected Board and an IMS Agreement that has been approved by shareholders. Therefore, the Board is also recommending that shareholders approve the other proposals.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

PROPOSAL 2. ELECT BOARD MEMBERS


REFERENCE TO THE "FUND" IN THIS PROPOSAL IS A REFERENCE TO VP NEW DIMENSIONS.

NOMINEES FOR THE BOARD. Nominees are listed in the following table. Each person is a nominee for each of the 90 RiverSource Funds. The following nominees were elected as members of the Board at the last regular shareholders' meeting: Mr. Arne H. Carlson, Ms. Anne P. Jones, Mr. Stephen R. Lewis, Jr., Mr. Alan K. Simpson, Ms. Alison Taunton-Rigby and Mr. William F. Truscott. The following nominees are recommended for the position of Board member by the independent Board members: Ms. Kathleen Blatz, Ms. Patricia M. Flynn, Mr. Jeffrey Laikind, Ms. Catherine James Paglia, and Ms. Vikki L. Pryor.

Each Board member will serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attend as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones, who may retire following her 75th birthday.


All nominees have agreed to serve. If an unforeseen event prevents a nominee from serving, your votes will be cast for the election of a substitute selected by the Board. Information on each nominee follows. Election requires a vote by a majority of the fund's shares voted at the meeting.

TABLE A-3. INDEPENDENT NOMINEES


NAME,                   POSITION HELD WITH
ADDRESS,                FUND AND LENGTH OF   PRINCIPAL OCCUPATION
AGE                     SERVICE              DURING PAST FIVE YEARS   OTHER DIRECTORSHIPS   COMMITTEE MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------
Kathleen Blatz          Board member since   Chief Justice,
901 S. Marquette Ave.   January 2006         Minnesota Supreme
Minneapolis, MN 55402                        Court, 1998-2005
Age 51


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

NAME,                   POSITION HELD WITH
ADDRESS,                FUND AND LENGTH OF   PRINCIPAL OCCUPATION
AGE                     SERVICE              DURING PAST FIVE YEARS   OTHER DIRECTORSHIPS   COMMITTEE MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------
Arne H. Carlson         Board member         Chair, Board Services                          Contracts, Executive,
901 S. Marquette Ave.   since 1999           Corporation (provides                          Investment Review, Board
Minneapolis, MN 55402                        administrative                                 Effectiveness
Age 71                                       services to boards);
                                             former Governor of
                                             Minnesota

Patricia M. Flynn       Board member         Trustee Professor of                           Investment Review,
901 S. Marquette Ave.   since 2004           Economics and                                  Joint Audit
Minneapolis, MN 55402                        Management, Bentley
Age 54                                       College; former Dean,
                                             McCallum Graduate
                                             School of Business,
                                             Bentley College

Anne P. Jones           Board member         Attorney and                                   Joint Audit, Board
901 S. Marquette Ave.   since 1985           consultant                                     Effectiveness,
Minneapolis, MN 55402                                                                       Executive, Investment
Age 70                                                                                      Review

Jeffrey Laikind         Board member         Former Managing          American Progressive
901 S. Marquette Ave.   since 2005           Director, Shikiar        Insurance
Minneapolis, MN 55402                        Asset Management
Age 70


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

NAME,                   POSITION HELD WITH
ADDRESS,                FUND AND LENGTH OF   PRINCIPAL OCCUPATION
AGE                     SERVICE              DURING PAST FIVE YEARS   OTHER DIRECTORSHIPS   COMMITTEE MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.   Board member         President Emeritus and   Valmont Industries,   Contracts, Investment
901 S. Marquette Ave.   since 2002           Professor of             Inc. (manufactures    Review, Executive, Board
Minneapolis, MN 55402                        Economics, Carleton      irrigation systems)   Effectiveness
Age 65                                       College

Catherine James Paglia  Board member         Director, Enterprise     Strategic             Contracts, Investment
901 S. Marquette Ave.   since 2004           Asset Management, Inc.   Distribution, Inc.    Review
Minneapolis, MN 55402                        (private real estate     (transportation,
Age 53                                       and asset management     distribution and
                                             company)                 logistics
                                                                      consultants)

Vikki L. Pryor                               President and Chief
901 S. Marquette Ave.                        Executive Officer,
Minneapolis, MN 55402                        SBLI USA Mutual Life
Age 52                                       Insurance Company,
                                             Inc. since 1999

Alan K. Simpson         Board member         Former three-term                              Investment Review,
1201 Sunshine Ave.      since 1997           United States Senator                          Board Effectiveness
Cody, Wyoming 82414                          for Wyoming
Age 74

Alison Taunton-Rigby    Board member         Chief Executive          Hybridon, Inc.        Investment Review,
901 S. Marquette Ave.   since 2002           Officer, RiboNovix,      (biotechnology)       Contracts
Minneapolis, MN 55402                        Inc. since 2003
Age 61                                       (biotechnology);
                                             former President,
                                             Forester Biotech


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

TABLE A-4. NOMINEE AFFILIATED WITH RIVERSOURCE INVESTMENTS



NAME,                   POSITION HELD WITH
ADDRESS,                FUND AND LENGTH OF   PRINCIPAL OCCUPATION
AGE                     SERVICE              DURING PAST FIVE YEARS   OTHER DIRECTORSHIPS   COMMITTEE MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------
William F. Truscott*    Board member         President - U.S Asset
53600 Ameriprise        since 2001,          Management and Chief
Financial Center        Vice President       Investment Officer,
Minneapolis, MN 55474   since 2002           Ameriprise Financial,
Age 45                                       Inc. and President,
                                             Chairman of the Board
                                             and Chief Investment
                                             Officer, RiverSource
                                             Investments, LLC since
                                             2005; Senior Vice
                                             President - Chief
                                             Investment Officer,
                                             Ameriprise Financial,
                                             Inc. and Chairman of
                                             the Board and Chief
                                             Investment Officer,
                                             RiverSource
                                             Investments, LLC,
                                             2001-2005; former
                                             Chief Investment
                                             Officer and Managing
                                             Director, Zurich
                                             Scudder Investments


* Interested person by reason of being an officer, director, securityholder and/or employee of RiverSource Investments.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

BOARD COMMITTEES. The Board has several committees that facilitate the work of the Board. The Executive Committee has authority to act for the full Board between meetings. The Contracts Committee receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. The Investment Review Committee considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

The Board Effectiveness Committee's charter, Exhibit E, requires it to make recommendations regarding nominees based on criteria approved by the Board. All members of the Committee are independent. Nominee recommendations are based on a matrix of skill sets, experience, and geographical location and each nominee must have a background that demonstrates the ability to furthering the interest of all shareholders. The Committee will consider recommendations from shareholders who write to the Boards and provide detailed information about a candidate. All candidates are processed in the same fashion; first by evaluating a candidate's detailed information against the criteria; then interviewing those candidates who best fill vacancies identified by the matrix.


You may write the Board by addressing a letter to Arne H. Carlson, the independent Chair of the Board or any other independent member of the Board, at Board Services Corporation, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. However, do not address letters to this address if you are requesting some action regarding your investments. In order to avoid any delay in processing a request regarding an investment, please address these requests to 70100 Ameriprise Financial Center, Minneapolis, MN 55474.


The Joint Audit Committee, made up entirely of independent Board members, operates under a written charter, Exhibit F. The Joint Audit Committee meets with the independent auditors, internal auditors and corporate officers to review and discuss audited financial statements, reports, issues, and compliance matters. This Committee reports significant issues to the Board and makes recommendations to the independent Board members regarding the selection of the independent public accountant. More information regarding this Committee and the fund's independent auditor is found in Section C.

During the 12 month period ended Sept. 30, 2005, the Board met 8 times, Executive 2 times, Contracts 7 times, Investment Review 5 times, Board Effectiveness 6 times and Joint Audit 4 times. All Board members had 100% attendance except for Mr. Simpson who had 82% attendance due to serious illness in January 2005.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

SHAREHOLDER COMMUNICATIONS WITH THE BOARD. Shareholders may communicate directly with the Board by sending correspondence to Arne H. Carlson, Chair of the Board, RiverSource Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. Correspondence to specific individual Board members also may be directed to the same address. Account-specific correspondence should be directed to RiverSource Funds, 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

BOARD MEMBER COMPENSATION. The following table shows the total compensation received by each Board member from all of the RiverSource Funds. The funds do not pay retirement benefits to Board members. Under a Deferred Compensation Plan, independent Board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of one or more designated RiverSource funds.

TABLE A-5. BOARD MEMBER COMPENSATION*

                    AGGREGATE COMPENSATION FROM ALL   COMPENSATION FROM THE
                       RIVERSOURCE FUNDS FOR THE       SELLING FUND DURING
NOMINEE                YEAR ENDED SEPT. 30, 2005      THE LAST FISCAL YEAR
Flynn                         $143,675(3)                   $2,392(1)
Jones                          185,892                       3,321
Lewis                          204,670                       3,472
Paglia                         157,708(4)                    2,617(2)
Simpson                        138,842                       2,817
Taunton-Rigby                  166,842                       3,117


  * Board members affiliated with RiverSource Investments or Board Services Corporation, a company providing administrative services to the RiverSource funds, are not paid by the RiverSource funds. Mr. Carlson's total compensation was $373,750. Board member compensation is a combination of a base fee and meeting fees. Because the spin-off of Ameriprise Financial from American Express Company necessitated 5 additional meetings, each Board member was paid $23,500 to cover those additional meetings. That cost, which is included in the aggregate compensation shown above, was borne by Ameriprise Financial. Ms. Blatz, Mr. Laikind and Ms. Pryor were not Board members prior to Sept. 30, 2005 and therefore are not included in the table.

(1) Includes the portion of compensation deferred in the amount of $1,008 from the Fund.
(2) Includes the portion of compensation deferred in the amount of $1,243 from the Fund.

(3) Includes the portion of compensation deferred in the amount of $60,371 from the RiverSource Funds.
(4) Includes the portion of compensation deferred in the amount of $54,839 from the RiverSource Funds.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

The following table shows the dollar range of shares of all the funds owned by the Board members and the dollar range of shares owned in the Selling Fund.

TABLE A-6. BOARD MEMBER HOLDINGS*


Dollar range of equity securities beneficially owned as of Sept. 30, 2005



                     AGGREGATE DOLLAR RANGE OF EQUITY     DOLLAR RANGE OF EQUITY
                    SECURITIES OF ALL RIVERSOURCE FUNDS     SECURITIES IN THE
NOMINEE                  OVERSEEN BY BOARD MEMBER             SELLING FUND**
Carlson                        over $100,000                       None
Flynn                        $10,001 - $50,000                     None
Jones                          over $100,000                       None
Lewis                          over $100,000                       None
Paglia                      $50,001 - $100,000                     None
Simpson                     $50,001 - $100,000                     None
Taunton-Rigby                  over $100,000                       None
Truscott                       over $100,000                       None


** Ms. Blatz, Mr. Laikind and Ms. Pryor were not Board members prior to Sept. 30, 2005 and therefore are not included in the table.
** All fund shares are held by variable accounts or subaccounts and are not available for purchase by individuals. Consequently, no Board member owns shares of the Fund.

FUND OFFICERS. In addition to Mr. Truscott, the fund's other executive officers are:

LESLIE L. OGG, age 67. Vice president, general counsel and secretary since 1978. President of Board Services Corporation.

JEFFREY P. FOX, age 50. Treasurer since 2002. Vice President -- Investment Accounting of Ameriprise Financial.


PAULA R. MEYER, age 51. President since 2002. Senior Vice President -- Mutual Funds, RiverSource Investments.

BETH E. WEIMER, age 52. Chief Compliance Officer since 2004. Vice President and Chief Compliance Officer, Ameriprise Financial and Chief Compliance Officer, RiverSource Investments.

Officers serve at the pleasure of the Board. Officers are paid by Ameriprise Financial, RiverSource Investments or Board Services Corporation. During the last fiscal year, no officer earned more than $60,000 from any fund.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

PROPOSAL 3. APPROVE OR REJECT AN AMENDMENT TO THE ARTICLES OF INCORPORATION


REFERENCE TO THE "FUND" IN THIS PROPOSAL IS A REFERENCE TO VP NEW DIMENSIONS.


The fund is a Minnesota corporation and operates under an organizational document called the articles of incorporation. The articles of incorporation set forth various provisions relating to the authority of the fund to conduct business and the governance of the fund.

The Board has approved, and recommends that shareholders approve, a proposal to amend the fund's articles of incorporation (the "Articles"). The fund's investments and investment policies will not change by virtue of the adoption of the amendment to the Articles.

A. MINIMUM ACCOUNT VALUE.

Generally, shareholders must invest at least $2,000 to open a fund account.
Section 7 of the Articles currently provides that the fund may redeem shares if an account falls below a value of $1,000. Small accounts can be costly to maintain and this provision allows the Board to close accounts that no longer meet the fund's minimum standards. However, the current provision does not allow the Board to redeem accounts if the value is higher than $1,000. In the future, there may be circumstances in which a minimum account value higher than $1,000 is in the best interest of the fund and its shareholders. As a consequence, the Board recommends that the Articles be amended to eliminate the reference to a specific dollar amount. As proposed, the amended Articles will permit the Board to establish a minimum account value that will be disclosed in the fund prospectus. The Board will be able to change the minimum account value without further action by shareholders.


If the change is approved, the Articles will be amended as follows ([UNDERLINE] additions are underlined[/UNDERLINE], [STRIKETHROUGH]deletions are lined through [/STRIKETHROUGH]):


Article III, Section 7 will be amended to read:


Section 7. The Fund may redeem the shares of a shareholder if the amount invested is less than [STRIKETHROUGH]$1,000[/STRIKETHROUGH] [UNDERLINE]an amount determined by the Board of Directors and set forth in the current Fund prospectus.[/UNDERLINE]


B. NAME CHANGE.


Historically the name of the fund has reflected the name of the investment manager. Since 1999, the name of the fund has included the letters AXP, which is an abbreviated form of the name American Express. In August 2005, American Express Financial Corporation ("AEFC"), the fund's investment manager, changed its name to Ameriprise Financial, Inc. in anticipation of its spin off from American Express Company, its parent company. On October 1, 2005, Ameriprise Financial transferred responsibility for the fund's investment advisory


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT services to its wholly-owned subsidiary, RiverSource Investments. The Board made a corresponding change to the name of the fund by substituting the name RiverSource for AXP. The fund is part of a corporation made up of 11 funds. The name of the corporate entity can be changed only with approval of the shareholders of all the underlying funds that make up the corporation. The Board recommends that the name of the corporate entity also be changed to include the name RiverSource instead of AXP. The change to the name of the corporation is shown in the table below.


This is the first shareholder meeting since the spin off of the investment manager and the first opportunity for shareholders to consider a name change for the corporation.

TABLE A-7. PROPOSED NAME OF CORPORATION

CURRENT NAME OF CORPORATION           PROPOSED NAME OF CORPORATION
AXP VP Investment Series, Inc.        RiverSource VP Investment Series, Inc.

BOARD RECOMMENDATION AND VOTE REQUIRED. The Board recommends that you vote to approve the amendments to the Articles. The changes require the approval by a majority of the shares voted at the meeting. The changes will be effective when the amendments are filed with the Secretary of State's office. This filing is expected to occur shortly after the shareholder meeting.

PROPOSAL 4. APPROVE OR REJECT AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC


REFERENCE TO THE "FUND" IN THIS PROPOSAL IS A REFERENCE TO VP NEW DIMENSIONS.

The fund pays fees to RiverSource Investments under an Investment Management Services Agreement (the "IMS Agreement") for investment management services. The services include providing the personnel, equipment and office facilities necessary for the management of the fund's assets. Subject to the oversight of the Board and consistent with the fund's investment policies, the investment manager decides what securities to buy, hold or sell. The investment manager also executes buy and sell orders and provides research and statistical data to support investment management activities.

INVESTMENT MANAGER. On Sept. 30, 2005, Ameriprise Financial became a publicly traded company and on Oct. 1, 2005 transferred the investment management functions and IMS Agreement to RiverSource Investments, a wholly-owned subsidiary. While these transfers did not cause a termination of the IMS Agreement, the Board determined that it would be prudent to give shareholders an opportunity to vote on the new arrangement and the changes described below.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

SUMMARY OF KEY CHANGES

A. PERFORMANCE INCENTIVE ADJUSTMENT ("PIA"). The management fee includes a PIA as part of the fee calculation. The PIA calculation is based on the performance of the fund compared to the performance index of a group of comparable mutual funds compiled by Lipper, Inc. ("Lipper"). The proposed change clarifies the circumstances under which the Board may change an index for purposes of calculating the PIA.

B. VARIABLE PORTFOLIO FUNDS. For each of the variable portfolio funds, the current IMS Agreement includes the provision of transfer agent services. These services will be provided under a new transfer agency agreement if the proposed IMS Agreement is approved. In addition, the proposed IMS Agreement clarifies the description of allocation of expenses.

C. STANDARD OF CARE. For all funds, the investment manager will be held to a higher standard of care than under the current IMS Agreement.

D. CONFIDENTIALITY. The proposed IMS Agreement contains an explicit acknowledgement from the fund that the investment manager may be prevented from divulging or acting upon certain confidential information learned in connection with its activities, including the provision of investment advice to clients other than the fund. In addition, the proposed IMS Agreement contains additional confidentiality provisions prohibiting the fund from disclosing to third parties any information or advice furnished by the investment manager to the fund, except under limited circumstances, unless required by law or necessary to provide services to the fund.

E. AMENDMENTS. The proposed IMS Agreement clarifies that, as permitted under applicable law, the parties may make non-material amendments or modifications without obtaining shareholder approval.

TERMS OF THE CURRENT IMS AGREEMENT. The fee the fund pays to RiverSource Investments for its services under the current IMS Agreement is based on the net assets of the fund and decreases as the size of the fund increases. The complete fee schedule for the fund and other similar funds managed by RiverSource Investments is found in Section C. The fund also pays its taxes, brokerage commission and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; consultant fees; Board compensation; corporate filing fees; organizational expenses; expenses incurred in connection with lending portfolio securities; and other expenses properly payable by the fund, approved by the Board. Section C includes information on the date of the current IMS Agreement, the date it was last approved by shareholders and the reason why it was submitted to shareholders at that time.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

A.   PIA CALCULATION.

The management fee includes a PIA as part of the fee. The adjustment is based on the performance of the fund compared to the performance of a group of similar funds, as measured by a Lipper Index. The proposed modification clarifies the circumstances where the Board may change the index for purposes of this calculation. The provision in the current IMS Agreement will be modified to read as follows ([UNDERLINE]additions are underlined[/UNDERLINE], [STRIKETHROUGH] deletions are lined through[/STRIKETHROUGH]):

     If an Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable [UNDERLINE]or, in the discretion of the Board, is no longer appropriate [/UNDERLINE] to use for purposes of a performance incentive adjustment, [UNDERLINE]for example, if Lipper reclassifies the Fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or
     (2) adoption of a methodology to transition to a substitute index it has approved.[/UNDERLINE] [STRIKETHROUGH]no adjustment will be made until such time as the Board approves a substitute index.[/STRIKETHROUGH]

     The PIA is determined by measuring the difference in the fund's performance from an appropriate Lipper Index over a rolling 12-month period. Should the Board approve the use of a substitute index, it may transition to the substitute index by introducing it gradually over time, to avoid unintended swings in the PIA.

B. TRANSFER AGENT SERVICES AND ALLOCATION OF EXPENSES. The current IMS Agreement includes both investment management services and transfer agent services. RiverSource Investments recommended to the Board that the transfer agent services be eliminated from the IMS Agreement and moved to a separate agreement. This structure is consistent with how services are provided to the retail funds and will facilitate consistency in the management fee structure between similar retail and variable portfolio funds. The fee under the proposed IMS Agreement will be reduced to reflect the elimination of the transfer agent services. If shareholders approve the proposal, the fund will then enter into a separate transfer agent agreement with RiverSource Service Corporation. The fee under that agreement will be an annual rate of 0.06% of average daily net assets.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

In addition to eliminating transfer agent services, the proposed IMS Agreement clarifies the description of the allocation of expenses between the fund and the investment manager. The change will not affect the allocation of expenses, but rather will eliminate an ambiguity in the current IMS Agreement.

Part One of the current IMS Agreement states that the investment manager will "pay or reimburse such expenses of the Fund as may be provided for in Part Three". However, there are no expenses delineated in Part Three for the investment manager to pay. Instead, Part Three identifies the expenses the fund will pay. For that reason, the statement that the investment manager will "pay or reimburse such expenses of the Fund as may be provided for in Part Three," has been eliminated from the proposed IMS Agreement.

C. STANDARD OF CARE. The proposed IMS Agreement revises the standard of care to provide that, except for bad faith, intentional misconduct or negligence in regard to the performance of its duties pursuant to the agreement, neither the investment manager, nor any of its respective directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any loss suffered by the fund or its shareholders or creditors. This means that the investment manager is held to a higher standard of care.

D. CONFIDENTIALITY. The current IMS Agreement contains an acknowledgement by the fund that the investment manager renders investment advice and other services to other investment companies and persons which may or may not have investment policies and investments similar to those of the fund. The proposed IMS Agreement adds an explicit acknowledgement from the fund that the investment manager may not be free to divulge to the funds or act, for the benefit of the fund, upon confidential information learned in connection with its activities, including the provision of investment advice to clients other than the fund.

     The current IMS Agreement is silent on the fund's obligation to refrain from divulging confidential information. The proposed IMS Agreement includes a new provision that prohibits the fund from disclosing to third parties any information or advice furnished to the fund by the investment manager, unless required by law or necessary to provide services to the fund.

E. AMENDMENTS. The current IMS Agreement does not address whether shareholder approval must be obtained before non-material amendments or modifications may be made. The proposed IMS Agreement includes a new provision clarifying that the parties may make non-material amendments or modifications without obtaining shareholder approval, as permitted under applicable law.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

BASIS FOR RECOMMENDATION OF THE BOARD


Following announcement of the spin-off of Ameriprise Financial from American Express Company, the Board and Ameriprise Financial agreed to review and revise, where appropriate, the terms of all contracts, including the IMS Agreement, pursuant to which Ameriprise Financial or its affiliates provides services to the fund. Each year, the Board determines whether to continue the IMS Agreement for the fund and, in doing so, evaluates the quality and level of service received under the IMS Agreement and the costs associated with those services. Accordingly, in March and April of each year, Ameriprise Financial prepares detailed reports for the Board, which include data prepared by independent organizations, to assist the Board in making this determination. The Board accords considerable weight to the work, deliberations and conclusions of its committees in determining whether to continue the IMS Agreement.

After thorough review of the reports and data provided at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement for the fund were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new investment management services agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the fund, but in no event for a period longer than one year. While it was expected that the spin-off would not result in an "assignment" of an IMS Agreement under the 1940 Act and, therefore, would not cause the termination of the IMS Agreement according to its terms, Schulte Roth & Zabel LLP, retained as independent counsel to the Board, advised the Board that the legal question of whether the spin-off would result in an assignment turns on a highly fact-sensitive analysis. Therefore, the Board determined, as a matter of prudence, to proceed as if the IMS Agreement would terminate as a result of the spin-off. Accordingly, the Board determined to renew the IMS Agreement for the interim period only and to consider a new IMS Agreement for the fund prior to the spin-off.

For the six months following the April 2005 meeting, the Board and its committees evaluated whether to approve a proposed IMS Agreement for the fund with post-spin Ameriprise Financial (or its subsidiary). Schulte Roth & Zabel LLP assisted the Board in fulfilling its statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the proposed IMS Agreement. As a key step in this process, independent counsel sent, on behalf of the independent members of the Board, a detailed and expansive request for information to American Express Company


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT and Ameriprise Financial, seeking specified information thought to be relevant to the Board's consideration of the proposed contracts with post-spin Ameriprise Financial. The Board and its committees were provided with a wealth of written and oral information intended to assist them in considering the proposed contracts, including the proposed IMS Agreement. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an independent entity, would be capable of continuing to provide a high quality of services to the fund, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC ("CSFB"). At the Board's requests, CSFB provided various written materials and oral presentations analyzing the capital adequacy of Ameriprise Financial. The costs of independent counsel and CSFB and of additional meetings of the Board were borne by Ameriprise Financial as part of the commitment of American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.

During the course of the six-month period following the April 2005 meeting, the Board and its committees met at five in-person meetings to consider the information provided by American Express Company, Ameriprise Financial, independent counsel and CSFB. At an in-person meeting held on September 8, 2005, based on all of the information provided as well as the deliberations occurring at that meeting and the previous meetings held since the announcement of the spin-off, the Board, including all of its independent members, approved each of the new contracts, including the proposed IMS Agreement.

On October 1, 2005, pursuant to an agreement between the Fund and Ameriprise Financial, the IMS Agreement was transferred to RiverSource Investments, a wholly-owned subsidiary of Ameriprise Financial.

For these reasons, the Board, including all of its independent members, recommends that you approve the proposed IMS Agreement for the fund.

THE BOARD'S SPECIFIC CONSIDERATIONS RELATING TO THE PROPOSED IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the proposed IMS Agreement, the Board evaluated the following four factors: (i) the nature, extent and quality of services to be provided by; RiverSource Investments; (ii) the investment performance of the fund; (iii) the costs of the services to be provided and the profits to be realized by Ameriprise Financial; and (iv) the extent to which economies of scale would be realized as the fund grows and whether the fee level reflects these economies of scale for the benefit of fund investors.





             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES). The Board recognized that only a few months had passed since its April 2005 determination to renew the IMS Agreement for the fund and that in April 2005, it had concluded that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the RiverSource funds. However, the Board also recognized that this assessment must be supplemented with an evaluation of whether the spin-off or other factors would result in any changes to the advisory services currently provided to the funds. In this regard, the Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by RiverSource Investments: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and
(iv) its ability to successfully rebrand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and independent counsel, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource Investments to continue to provide a high quality of advisory services to the funds. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial (including RiverSource Investments) to continue to meet its legal and compliance responsibilities, build its distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow its business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the foregoing representations. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided (and with the assistance of independent counsel), post-spin Ameriprise Financial (including RiverSource Investments) would be in a position to continue to provide a high quality of investment management services to the funds.

INVESTMENT PERFORMANCE. The Board next focused on investment performance. The Board reviewed reports documenting the fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the fund, and compared the performance to relevant Lipper and market indices. The Board took into account its


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT considerations in April 2005, in particular that investment performance in 2004, although below median, was consistent with the management style of the fund in light of market conditions in 2004.

The Board also considered that it has received monthly performance reports for the fund since April and that there had been no significant deviations from April's overall performance date. The Board and its committees concluded in September 2005 that there have been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED. The Board evaluated comparative fees and the costs of services to be provided under the current and proposed IMS Agreements, including fees charged by Ameriprise Financial (including RiverSource Investments and other subsidiaries) to its institutional clients and paid to subadvisers. The Board studied RiverSource Investment's effort (its "pricing philosophy") to set most funds' total expense ratios at or below the median expense ratio of their peer group. The Board accorded weight to the fact that under the proposed IMS Agreement the fund's expense ratio is less than the median expense ratio of the comparable Lipper retail peer group. The Board observed that, for these purposes, management and the Board will consider the fund's corresponding retail Lipper peer group as the appropriate comparison group, and will not take into account the peer group for funds, like the fund, that are sold through insurance companies. (The Board recognized that the fund may be compared to other similar funds offered through insurance and annuity contracts. However, the Board observed that these comparisons may not be all that useful for purposes of evaluating the reasonableness of the fees charged by the fund because the levels of fees charged by funds sold exclusively through insurance and variable annuity contracts (i.e., the fund's "insurance peer group") are often based on the particular pricing surrounding the insurance or variable annuity contracts through which the funds are sold. Thus, the Board determined to analyze the Lipper retail peer group information and not the insurance peer group data.) The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board took into account its past determinations regarding the appropriateness of (i) the use of the appropriate index for the fund for the comparison of performance; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

The Board next considered the expected profitability to RiverSource Investments and its affiliates derived from their relationship with the fund, recalling the April 2005 determination that the profitability level was appropriate. The Board


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT noted that projected profitability of RiverSource Investments would allow it to operate effectively and, at the same time, reinvest in its businesses. The Board also considered that the proposed changes in advisory fees for certain RiverSource funds as well as the mergers of certain RiverSource funds would result in revenue gains, while taking into account that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly rebranding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the fund and from other business relationships that result from managing the fund. The Board also considered the fees charged by Ameriprise Financial to its institutional clients and paid to subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE. The Board also considered the breakpoints in fees that would be triggered as the net asset levels of the fund grew and the extent to which shareholders would benefit from such growth. The Board observed that the fee schedule under the proposed IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed IMS Agreement provides adequate opportunity for shareholders to realize benefits as fund assets grow.

OTHER CONSIDERATIONS. In addition, the Board accorded weight to the fact that, under the proposed IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts. Furthermore, the Board recognized that it was not limited to considering management's proposed contracts. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments (or its subsidiaries). The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, RiverSource Investments continues to be basically the same organization (from a functional and managerial standpoint), as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the fund with an expectation that the current investment advisory organization would be servicing the fund.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

As a result of all of the foregoing, the Board determined that the fees to be paid under the proposed IMS Agreement were fair and reasonable in light of services proposed to be provided.

BOARD RECOMMENDATION AND VOTE REQUIRED. For the foregoing reasons, the Board recommends that shareholders of the fund approve the proposed IMS Agreement. The proposed IMS Agreement must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If shareholders approve the proposed IMS Agreement, it will take effect shortly after the shareholder meeting. If the proposed IMS Agreement is not approved, the Board will consider appropriate steps to take.


SECTION B -- PROXY VOTING AND SHAREHOLDER MEETING INFORMATION


REFERENCE TO THE "FUND" IN THIS SECTION IS A REFERENCE TO VP NEW DIMENSIONS.


VOTING. You are entitled to vote based on your total dollar interest in the subaccount investing in the Fund. Each dollar is entitled to one vote. For those of you who cannot come to the meeting, the Board is asking permission to vote for you. The shares will be voted as you instruct either by mail, telephone or internet. Signed proxy cards returned without instructions will be voted in favor of all proposals.

The corporation of which the Fund is part issues several series of common stock. Each series is a separate fund. On the election of Board members and the amendment of the Articles of Incorporation, you vote together with the owners of shares of all the other funds that are part of the corporation. On the Reorganization and the IMS Agreement you vote together with the owners of the shares in your fund.

In voting for Board members, you may vote all of your shares cumulatively. This means that you have the right to give each nominee an equal number of votes or divide the votes among the nominees as you wish. You have as many votes as the number of dollars you own on the record date, multiplied by the number of Board members to be elected. If you elect to withhold authority for any individual nominee or nominees, you may do so by marking the box labeled "For All Except," and by striking the name of any excepted nominee, as is further explained on the card itself. If you do withhold authority, the proxies will not vote shares equivalent to the proportionate number applicable to the names for which authority is withheld.

As the owner of a variable annuity contract or variable life insurance policy, you have the right to instruct your insurance company how to vote the variable portfolio fund shares held under your annuity contract or life insurance policy. You do this by voting yourself. Your insurance company will vote any fund

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT shares for which it does not receive voting instructions in proportionately the same manner -- either For, Against, or Abstain -- as shares for which it does receive instructions.

All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Broker non-votes will be counted toward a quorum but not toward the approval of any proposals. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.)

REVOKING YOUR PROXY. If you change your mind after you vote and you can attend the meeting, simply inform the Secretary at the meeting that you will be voting in person. Also, if you change your mind after you vote but cannot attend the meeting, you may change your vote or revoke it by mail, telephone or internet.

SIMULTANEOUS MEETINGS. The meeting will be held simultaneously with meetings of other RiverSource mutual funds. Each proposal will be voted on separately by shareholders of a corporation or by shareholders of a fund. If any contract holder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her fund's meeting to a time immediately after the simultaneous meetings so that a meeting of that fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment.

SOLICITATION OF PROXIES. The Board is asking for your vote and for you to vote as promptly as possible. The investment manager will pay the expenses of the solicitation. Supplementary solicitations may be made by mail, telephone, electronic means or personal contact.


CONTRACT HOLDER PROPOSALS. No proposals were received from contract holders. The RiverSource funds are not required to hold regular meetings each year. However, meetings of shareholders are held from time to time and proposals of shareholders that are intended to be presented at future meetings must be submitted in writing to the RiverSource funds in reasonable time prior to the solicitation of proxies for the meeting.


DISSENTERS' RIGHT OF APPRAISAL. Under Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act, Selling Fund shareholders are entitled to assert dissenters' rights in connection with the Reorganization and obtain payment of the "fair value" of their shares, provided that they comply with the requirements of Minnesota law. A copy of the relevant provisions is attached as Exhibit C.




             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

Notwithstanding the provisions of Minnesota law, the SEC has taken the position that use of state appraisal procedures by a mutual fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. This rule states that no mutual fund may redeem its shares other than at net asset value next computed after receipt of a request for redemption. It is the SEC's position that Rule 22c-1 supersedes appraisal provisions in state statutes.

In the interest of ensuring equal valuation for all shareholders, dissenters' rights will be determined in accordance with the SEC's interpretation. As a result, if any shareholder elects to exercise dissenters' rights under Minnesota law, the Selling Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

OTHER BUSINESS. The Board does not know at this time of any other business to come before the meetings. If something does come up, the proxies will use their best judgment to vote for you on the matter.


ADJOURNMENT. In the event that not enough votes are received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of contract holders on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares they are entitled to vote that have voted in favor of the proposals. They will vote against any adjournment those shares that have voted against the proposal. The investment manager will pay the costs of any additional solicitation and of any adjourned meeting. A vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient votes have been received.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

SECTION C -- CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION


REFERENCE TO THE "FUND" IN THIS SECTION IS A REFERENCE TO VP NEW DIMENSIONS.

This section contains the following information about the funds, their investment manager and the independent auditors:


TABLE       CONTENT
            (all information is shown for the last fiscal year unless noted
            otherwise)
C-1         Actual and pro forma capitalization of the Selling Fund and the
            Buying Fund
C-2         Actual and pro forma ownership of fund shares
C-3         Current management fee schedule for the fund and other RiverSource funds with similar investment objectives.
C-4         Payments the fund made to the investment manager and its affiliates
C-5         Brokerage commissions the fund paid to a broker-dealer affiliate
C-6         Information about shareholder approval of current management agreements
C-7A        Audit fees
C-7B        Audit-related, tax and other fees


THE FUND'S INVESTMENT MANAGER AND DISTRIBUTOR. RiverSource Investments is the investment manager for each fund. IDS Life Insurance Company, a wholly owned subsidiary of Ameriprise Financial is the distributor for the fund. The address for RiverSource Investments is 200 Ameriprise Financial Center, Minneapolis, MN 55474. The address for IDS Life Insurance Company is 200 Ameriprise Financial Center, Minneapolis, MN 55474.


PRESIDENT AND BOARD OF DIRECTORS OF RIVERSOURCE INVESTMENTS. William F. Truscott is President of RiverSource Investments. Each director is an officer of RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, MN 55474.
Directors: William F. Truscott, Ward D. Armstrong and Michelle M. Keeley.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

CAPITALIZATION

The following table shows the capitalization of the Funds as of Sept. 30, 2005 and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF THE SELLING FUND AND THE BUYING FUND

                                                                          NET ASSET VALUE     SHARES
FUND                                                       NET ASSETS        PER SHARE      OUTSTANDING
VP NEW DIMENSIONS                                        $2,158,724,605       $15.70        137,475,107

VP LARGE CAP EQUITY

                                                         $2,522,811,193       $21.66        116,466,470

VP LARGE CAP EQUITY - PRO FORMA WITH VP NEW DIMENSIONS

                                                         $4,681,535,798       $21.66        216,130,579

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of the Fund's outstanding shares as of Sept. 30, 2005. As of Sept. 30, 2005, officers and Board members of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2.

ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES

                                                             PERCENT OF
                                               PERCENT      SHARES HELD
                                              OF SHARES     FOLLOWING THE
FUND                             5% OWNERS      HELD       REORGANIZATION
VP NEW DIMENSIONS                   (1)         100%           100%
VP LARGE CAP EQUITY                 (1)         100%           100%

(1) 100% of the fund's assets are owned by the subaccounts of IDS Life Insurance Company in Minneapolis, MN, IDS Life Insurance Company of New York in Albany, NY, American Centurion Life Assurance Company in Albany, NY, American Enterprise Life Insurance Company in Minneapolis, MN and American Partners Life Insurance Company in Minneapolis, MN.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

The following table shows the management fee schedule for the fund and other variable portfolio domestic equity funds managed by the investment manager.


TABLE C-3. CURRENT MANAGEMENT FEE SCHEDULE FOR THE FUND AND OTHER RIVERSOURCE FUNDS WITH SIMILAR INVESTMENT OBJECTIVES

VARIABLE PORTFOLIO                            MANAGEMENT FEE                      FEE CAP OR WAIVERS(1)
FUNDS(2)                                (ANNUAL RATE; IN BILLIONS)                   (IF APPLICABLE)
--------------------------------------------------------------------------------------------------------
VP Diversified Equity      First $.5 - .56%; next $.5 - .545%; next $1 - .53%;
Income                     next $1 - .515%; next $3 - .50% over $6 - .47%

VP Growth                  First $1 - .63%; next $1 - .615%; next $1 - .60%;     For VP Large Cap Value:
VP Large Cap Equity        next $3 - .585%; over $6 - .57%                       1.05% until 8/31/06
VP Large Cap Value
VP New Dimensions

VP Large Cap Equity        First $.25 - .65%; next $.25 - .635%;                 1.1% until 8/31/06
                           next $.25 - .62%; next $.25 - .605%;
                           next $1 - .59%; next $1 - .575%; over $3 - .56%

VP Mid Cap Value           First $1 - .73%; next $1 - .705%; next $1 - .68%;     1.08% until 8/31/06
                           next $3 - .655%; next $6 - .63%; next $12 - .62%;
                           over $24 - .61%

VP Select Value(3)         First $.5 - .81%; next $.5 - .795%; next $1 - .78%;   1.15% until 8/31/06
                           next $1 - .765%; next $3 - .75%; over $6 - .72%

VP Small Cap               First $.25 - .79%; next $.25 - .77%; next $.25 -
Advantage(5)               75%; next $.25 - .73%; next $1 - .71%;
                           over $2 - .65%

VP Small Cap Value(4)      First $.25-1.02; next $.25-1.00; next $.25 - .98%;    1.25% until 8/31/06
                           next $.25 -.96%; next $1 - .94%; over $2 - .92%

VP New Dimensions          First $1 - .60%; next $1 - .575%; next $1 - .55%;
                           next $3 - .525%; over $6 - .50%

(1) Fees and expenses in excess of the percentage shown will be waived or reimbursed, prior to giving effect to any PIA.
(2) Each fund has a PIA based on its performance compared to a Lipper index of comparable funds over a rolling 12-month period.
(3)  The fund has a subadvisory agreement with Gabelli Asset Management Company.
(4) The fund has subadvisory agreements with Royce & Associates, Inc.; Goldman Sachs Asset Management L.P.; Barrow, Hanley, Mewhinney & Strauss, Inc.; Donald Smith & Co., Inc.; and Franklin Portfolio Associates.
(5)  The fund has a subadvisory agreement with Kenwood Capital Management LLC.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

TABLE C-4. FUND PAYMENTS TO THE INVESTMENT MANAGER AND ITS AFFILIATES*

during the fund's last fiscal year

FUND                   ADMIN        DIST          IMS       SERVICE   TA    CUSTODY
VP New              $1,284,313   $3,323,835   $14,503,077     NA      NA   $193,090
Dimensions Fund


* The Administrative Services Agreement ("Admin") is between the fund and Ameriprise Financial. The Agreement of Distribution ("Dist") is between the fund and IDS Life Insurance Company. The Investment Management Services Agreement ("IMS") is between the fund and RiverSource Investments. The Custodian Agreement ("Custody") is between the fund and Ameriprise Trust Company. Services under these agreements will continue to be provided by the same companies after the IMS Agreement is approved.

TABLE C-5. BROKERAGE COMMISSIONS PAID TO BROKER-DEALER AFFILIATES

during the fund's last fiscal year

                              BROKER/         AMOUNT OF         % OF ALL
FUND                          DEALER         COMMISSIONS       COMMISSIONS
VP New Dimensions             AEIS(1)          $11,952            0.19%

(1) Wholly-owned subsidiary of Ameriprise Financial. The amount shown represents brokerage clearing fees.

TABLE C-6. DATES RELATING TO APPROVAL OF MANAGEMENT AGREEMENT

                                              DATE LAST          REASON
                              DATE OF        APPROVED BY      SUBMITTED TO
FUND                         CONTRACT       SHAREHOLDERS      SHAREHOLDERS
VP New Dimensions             12/1/02        11/13/2002             1

(1)  Shareholders approved adding a performance incentive adjustment.


THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT. The 1940 Act provides that every registered investment company must be audited at least once each year by independent registered public accountants selected by a majority of the independent Board members. The Selling Fund's Board has selected KPMG LLP to be the Fund's independent registered public accountant for the current fiscal year. KPMG LLP, in accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), has confirmed in writing to the Board's Joint Audit Committee that they are independent accountants with respect to the Fund.


The independent accountants examine the financial statements for the Fund that are set forth in the annual report to shareholders and provide other requested non-audit and tax-related services to the Fund. The Joint Audit Committee reviewed and discussed the audited financial statements with RiverSource Investments and reviewed; discussed with KPMG LLP the matters required to be discussed by SAS 61 (for example, methods used to account for significant unusual transactions).

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

The Joint Audit Committee does not consider other non-audit services provided by KPMG LLP to be incompatible with maintaining the independence of KPMG LLP in its audits of the Fund, taking into account representations from KPMG LLP, in accordance with ISB No. 1, regarding its independence from the Fund and its related entities.

Representatives of KPMG LLP are expected to be present at the meeting. They will be given the opportunity to make a statement to shareholders and are expected to be available to respond to any questions that may be raised at the meeting.


JOINT AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Pursuant to the pre-approval requirements of the Sarbanes-Oxley Act of 2002, all services to be performed by KPMG LLP for the Fund; the Fund's investment adviser; and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, must be pre-approved by the Joint Audit Committee.


AUDIT FEES. During the last two fiscal years, the aggregate fees paid to KPMG LLP for professional services rendered for the audit of the annual financial statements or services that are normally provided in connection with statutory and regulatory filings for the Fund were as follows:

TABLE C-7A. AUDIT FEES

during the fund's last two fiscal years


FUND                                   LAST FISCAL YEAR     PREVIOUS FISCAL YEAR
VP New Dimensions                           $26,500                $25,000

The following table shows aggregate fees paid by the Fund to KPMG LLP in each of the last two fiscal periods for services that are not included in Table C-7A. All of the services performed were pre-approved by the Joint Audit Committee.

- AUDIT-RELATED FEES. Assurance and related services that are reasonably related to the performance of the audit or review.

-  TAX FEES. Tax compliance, tax advice and tax planning.

-  ALL OTHER FEES. All other services rendered by KPMG LLP.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

TABLE C-7B. AUDIT-RELATED, TAX AND OTHER FEES

during the fund's last two fiscal years


                        AGGREGATE           AGGREGATE            AGGREGATE
                   AUDIT-RELATED FEES       TAX FEES            OTHER FEES
-----------------------------------------------------------------------------
                    LAST     PREVIOUS    LAST    PREVIOUS    LAST    PREVIOUS
                   FISCAL     FISCAL    FISCAL    FISCAL    FISCAL    FISCAL
FUND                YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
VP New Dimensions   $562       $675     $1,850    $1,700     $468       $-

AGGREGATE NON AUDIT FEES TO RIVERSOURCE VP NEW DIMENSIONS, INVESTMENT MANAGER AND ITS AFFILIATES

For the year ended Sept. 30, 2005, the aggregate non-audit fees billed for services rendered to the fund, to the investment manager and to any entity controlling, controlled by or under common control with the investment manager that provides ongoing services to the funds was $89,880. For the year ended Sept. 30, 2004, the aggregate amount was $129,275.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT

EXHIBIT A


FORM OF AGREEMENT AND PLAN OF REORGANIZATION


This Agreement and Plan of Reorganization dated as of Nov. 10, 2005 (the "Agreement") is between AXP Variable Portfolio - Investment Series, Inc. (the "Selling Corporation"), a Minnesota corporation, on behalf of its series, RiverSource Variable Portfolio - New Dimensions Fund (the "Selling Fund"), and the same corporation on behalf of its series, AXP Variable Portfolio - Large Cap Equity Fund (the "Buying Fund"), and RiverSource Investments, LLC (solely for the purposes of Section 3c and 10 of the Agreement).


In consideration of their mutual promises, the parties agree as follows:

1. CONTRACT HOLDER APPROVAL. The Selling Fund will call a meeting of its contract holders for the purpose of approving the Agreement and the transactions it contemplates (the "Reorganization"). The Buying Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Selling Fund.

2.   REORGANIZATION.

     a. Plan of Reorganization. The Reorganization will be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing, the Selling Corporation will convey all of the assets of the Selling Fund to the Buying Fund. The Buying Fund will assume all liabilities of the Selling Fund. At the Closing, the Buying Corporation will deliver shares of the Buying Fund, including fractional shares, to the Selling Corporation. The number of shares will be determined by dividing the value of the net assets of shares of the Selling Fund, computed as described in paragraph 3(a), by the net asset value of one share of the Buying Fund, computed as described in paragraph 3(b). The Selling Fund will not pay a sales charge on the receipt of Buying Fund shares in exchange for the assets of the Selling Fund. In addition, the separate account shareholders of the Selling Fund will not pay a sales charge on distribution to them of shares of the Buying Fund.

     b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract holders of the Selling Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       A.1

3.   VALUATION OF NET ASSETS.

     a. The net asset value of shares of the Selling Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Buying Fund's prospectus.

     b. The net asset value per share of shares of the Buying Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Buying Fund's prospectus.

     c. At the Closing, the Selling Fund will provide the Buying Fund with a copy of the computation showing the valuation of the net asset value per share of shares of the Selling Fund on the Valuation Date. The Buying Fund will provide the Selling Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Buying Fund on the Valuation Date. Both computations will be certified by an officer of RiverSource Investments, LLC, the investment manager.

4.   LIQUIDATION AND DISSOLUTION OF THE SELLING FUND.

     a. As soon as practicable after the Valuation Date, the Selling Corporation will liquidate the Selling Fund and distribute shares of the Buying Fund to the Selling Fund's shareholders of record. The Buying Fund will establish shareholder accounts in the names of each Selling Fund shareholder, representing the respective pro rata number of full and fractional shares of the Buying Fund due to each shareholder. All issued and outstanding shares of the Selling Fund will simultaneously be cancelled on the books of the Selling Corporation. The Buying Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Corporation.

     b. Immediately after the Valuation Date, the share transfer books of the Selling Corporation relating to the Selling Fund will be closed and no further transfer of shares will be made.

     c. Promptly after the distribution, the Buying Fund or its transfer agent will notify each shareholder of the Selling Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.

     d. As promptly as practicable after the liquidation of the Selling Fund, and in no event later than twelve months from the date of the Closing, the Selling Fund will be dissolved.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       A.2

5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BUYING CORPORATION. The Buying Corporation represents and warrants to the Selling Fund as follows:

     a. Organization, Existence, etc. The Buying Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.

     b. Registration as Investment Company. The Buying Fund is a series of the Buying Corporation, registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company.

     c. Capitalization. The Buying Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Buying Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

     d. Financial Statements. The audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Buying Fund Financial Statements"), fairly present the financial position of the Buying Fund, and the results of its operations and changes in its net assets for the periods shown.

     e. Shares to be Issued Upon Reorganization. The shares to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid and non-assessable.

     f. Authority Relative to the Agreement. The Buying Corporation has the power to enter into and carry out the obligations described in this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Buying Corporation and no other proceedings by the Buying Corporation or the Buying Fund are necessary.

     g. No Violation. The Buying Corporation is not in violation of its Articles of Incorporation or By-Laws (the "Articles") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Buying Fund is subject. The transactions will not result in any violation of the provisions of the Articles or any law, administrative regulation or administrative or court decree applicable to the Buying Fund.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       A.3

     h.   Liabilities. There are no liabilities of the Buying Fund other than:

          -  liabilities disclosed in the Buying Fund Financial Statements,

          - liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

          - liabilities previously disclosed to the Selling Fund, none of which has been materially adverse to the business, assets or results of operation of the Buying Fund.

     i. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Buying Fund, threatened, that would materially and adversely affect the Buying Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Buying Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and the Buying Fund is not a party to or subject to the provisions of any order, decree or judgment.

     j. Contracts. Except for contracts and agreements previously disclosed to the Selling Corporation, the Buying Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.

     k. Taxes. The Buying Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Buying Fund will (i) have filed all federal and other tax returns and reports that have been required to be filed, (ii) have paid or provided for payment of all federal and other taxes shown to be due on such returns or on any assessments received, (iii) have adequately provided for all tax liabilities on its books, (iv) except as disclosed to the Selling Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (v) except as disclosed to the Selling Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       A.4

     l. Registration Statement. The Buying Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares to be issued in the Reorganization. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection apply to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Selling Fund for use in the Registration Statement.

6.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING CORPORATION.

     The Selling Corporation represents and warrants to the Buying Fund as follows:

     a. Organization, Existence, etc. The Selling Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.

     b. Registration as Investment Company. The Selling Fund is a series of the Selling Corporation, registered under the 1940 Act as an open-end, management investment company.

     c. Capitalization. The Selling Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Selling Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

     d. Financial Statements. The audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Selling Fund Financial Statements"), fairly present the financial position of the Selling Fund, and the results of its operations and changes in its net assets for the periods shown.

     e. Authority Relative to the Agreement. The Selling Corporation has the power to enter into and to carry out its obligations under this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Corporation and no other proceedings by the Selling Corporation or the Selling Fund are necessary.

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     f.   No Violation. The Selling Corporation is not in violation of its
          Articles or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with or constitute a breach of, any material contract to which the Selling Fund is subject. The transactions will not result in any violation of the provisions of the Articles or any law, administrative regulation or administrative or court decree applicable to the Selling Fund.

     g.   Liabilities. There are no liabilities of the Selling Fund other than:

          -  liabilities disclosed in the Selling Fund Financial Statements,

          - liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

          - liabilities previously disclosed to the Buying Fund, none of which has been materially adverse to the business, assets or results of operation of the Selling Fund.

     h. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Selling Fund, threatened, that would materially and adversely affect the Selling Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and is not a party to or subject to the provisions of any order, decree or judgment.

     i. Contracts. Except for contracts and agreements previously disclosed to the Buying Corporation, the Selling Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.

     j. Taxes. The Selling Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each taxable year since commencement of its operations and will qualify as regulated investment company at all times through the Closing. As of the Closing, the Selling Fund will (i) have filed all federal and other tax returns and reports that have been required to be filed,
          (ii) have paid or provided for payment of all federal and other taxes shown to be due on such returns or on any assessments received, (iii) have adequately provided for all tax liabilities on its books, (iv) except as disclosed to the Buying Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (v) except as disclosed to the Buying Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

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                                       A.6

     k. Fund Securities. All securities listed in the schedule of investments of the Selling Fund as of the Closing will be owned by the Selling Fund free and clear of any encumbrances, except as indicated in the schedule.


     l. Registration Statement. The Selling Fund will cooperate with the Buying Fund and will furnish information relating to the Selling Corporation and the Selling Fund required in the Registration Statement. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting and at the Closing, the Registration Statement, as it relates to the Selling Corporation or the Selling Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Corporation or the Selling Fund for use in the Registration Statement.


7. CONDITIONS TO OBLIGATIONS OF THE BUYING CORPORATION. The obligations of the Buying Corporation with respect to the Reorganization are subject to the satisfaction of the following conditions:

     a. Contract Holder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Selling Fund shares entitled to vote.

     b. Representations, Warranties and Agreements. The Selling Corporation and the Selling Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Corporation will provide a certificate to the Buying Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the Selling Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Corporation, and delivered to the Buying Fund on or prior to the last business day before the Closing.

     c.   Regulatory Approvals.

          - The Registration Statement referred to in Section 5(l) will be effective and no stop orders under the 1933 Act will have been issued.

          - All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.

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                                       A.7

     d. Tax Opinion. The Buying Corporation will have received the opinion of Ropes & Gray LLP dated as of the Closing, as to the federal income tax consequences of the Reorganization to the Buying Fund and its shareholders. For purposes of rendering their opinion, Ropes & Gray LLP may rely, as to factual matters, upon the statements made in this Agreement, the proxy statement which will be distributed to the shareholders of the Selling Fund, and other written representations as an officer of the Selling Corporation will have verified as of Closing. The opinion of Ropes & Gray LLP will be to the effect that:
          (i) neither the Selling Fund nor the Buying Fund will recognize any gain or loss upon the transfer of the assets of the Selling Fund to, and assumption of its liabilities by, the Buying Fund in exchange for shares of the Buying Fund and upon the distribution of the shares to the Selling Fund shareholders in exchange for their shares of the Selling Fund; (ii) the shareholders of the Selling Fund who receive shares of the Buying Fund in the Reorganization will not recognize any gain or loss on the exchange of their shares of the Selling Fund for the shares of the Buying Fund; (iii) the holding period and the basis of the shares received by the Selling Fund shareholders will be the same as the holding period and the basis of the shares of the Selling Fund surrendered in the exchange; (iv) the holding period and the basis of the assets acquired by the Buying Fund will be the same as the holding period and the basis of the assets to the Selling Fund immediately prior to the Reorganization.

     e. Opinion of Counsel. The Buying Corporation will have received an opinion of counsel for the Selling Corporation, dated as of the Closing, to the effect that: (i) the Selling Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota; (ii) the Selling Fund is a series of the Selling Corporation, an open-end investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Corporation and the Selling Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Corporation.

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                                       A.8

     f. Declaration of Dividend. The Selling Fund, prior to the Closing, has declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund shareholders (i) all of the excess of (x) the Selling Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Selling Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Selling Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Selling Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING CORPORATION. The obligations of the Selling Corporation with respect to the Reorganization are subject to the satisfaction of the following conditions:

     a. Contract Holder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Selling Fund shares entitled to vote.

     b. Representations, Warranties and Agreements. The Buying Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Corporation will provide a certificate to the Selling Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the Buying Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Corporation, and delivered to the Selling Fund on or prior to the last business day before the Closing.

     c.   Regulatory Approvals.

          - The Registration Statement referred to in Section 5(l) will be effective and no stop orders under the 1933 Act will have been issued.

          - All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.

     d. Tax Opinion. The Selling Corporation will have received the opinion of Ropes & Gray LLP dated as of the Closing, as to the federal income tax consequences of the Reorganization to the Selling Fund and its shareholders. For purposes of rendering their opinion, Ropes & Gray LLP may rely, as to factual matters, upon the statements made in this

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       A.9

          Agreement, the proxy statement which will be distributed to the shareholders of the Selling Fund, and other written representations as an officer of the Buying Corporation will have verified as of Closing. The opinion of Ropes & Gray LLP will be to the effect that: (i) neither the Selling Fund nor the Buying Fund will recognize any gain or loss upon the transfer of the assets of the Selling Fund to, and assumption of its liabilities by, the Buying Fund in exchange for shares of the Buying Fund and upon the distribution of the shares to the Selling Fund shareholders in exchange for their shares of the Selling Fund; (ii) the shareholders of the Selling Fund who receive shares of the Buying Fund in the Reorganization will not recognize any gain or loss on the exchange of their shares of the Selling Fund for the shares of the Buying Fund; (iii) the holding period and the basis of the shares received by the Selling Fund shareholders will be the same as the holding period and the basis of the shares of the Selling Fund surrendered in the exchange; (iv) the holding period and the basis of the assets acquired by the Buying Fund will be the same as the holding period and the basis of the assets to the Selling Fund immediately prior to the Reorganization; and (v) the Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations thereunder.

     e. Opinion of Counsel. The Selling Corporation will have received the opinion of counsel for the Buying Corporation, dated as of the Closing, to the effect that: (i) the Buying Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota; (ii) the Buying Fund is a series of the Buying Corporation, an open-end investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Corporation and the Buying Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Corporation; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid and non-assessable shares of the Buying Fund.

9. AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS.

     a. This Agreement may be amended in writing if authorized by the respective Boards of Directors. The Agreement may be amended at any time before or after approval by the shareholders of the Selling Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of paragraphs 2 or 3.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                      A.10

     b. At any time prior to the Closing, any of the parties may waive in writing (i) any inaccuracies in the representations and warranties made to it and (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.

     c. The Selling Corporation may terminate this Agreement at any time prior to the Closing by notice to the Buying Corporation if a material condition to its performance or a material covenant of the Buying Corporation on behalf of the Buying Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Corporation on behalf of the Buying Fund and is not cured.

     d. The Buying Corporation may terminate this Agreement at any time prior to the Closing by notice to the Selling Corporation if a material condition to its performance or a material covenant of the Selling Corporation on behalf of the Selling Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Corporation on behalf of the Selling Fund and is not cured.

     e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Selling Fund, without any liability on the part of either party or its respective directors, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on Dec. 31, 2006, or a later date agreed upon by the parties, if the Closing is not on or prior to that date.

     f. The representations, warranties and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.


10. EXPENSES. RiverSource Investments, LLC will pay all solicitation expenses in order to achieve shareholder approval of the Reorganization whether or not the Reorganization is completed and will bear the other costs of effecting the Reorganization.


11.  GENERAL.

     a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.

     b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                      A.11

12.  INDEMNIFICATION.


Each party will indemnify and hold the other and its officers and directors (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

AXP Variable Portfolio - Investment Series, Inc.

   on behalf of RiverSource Variable Portfolio - New Dimensions Fund

By
     ------------------------------------
     Leslie L. Ogg
     Vice President

AXP Variable Portfolio - Investment Series, Inc.

   on behalf of RiverSource Variable Portfolio - Large Cap Equity Fund

By
     ------------------------------------
     Leslie L. Ogg
     Vice President

The undersigned is a party to this Agreement for purposes of Section 3c and 10 only.

RiverSource Investments, LLC

By
     ------------------------------------
     Paula R. Meyer

     Senior Vice President - Mutual Funds


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                      A.12

EXHIBIT B


MATTERS SUBJECT TO APPROVAL AT REGULAR MEETING OF BUYING FUND

REFERENCE TO THE "FUND" IN THIS EXHIBIT IS A REFERENCE TO VP LARGE CAP EQUITY.

In addition to voting on proposals to elect Board members, to amend the Articles of Incorporation, and to approve the IMS Agreement Buying Fund shareholders will consider the following:

APPROVE OR REJECT CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

The fund has some investment policies that are fundamental. This means the policies can be changed only with the approval of shareholders. RiverSource Investments recommended to the Board that certain of those policies be modified in order to standardize the policies for all RiverSource funds and to eliminate unnecessary limitations.


RiverSource Investments believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental investment policies. Adoption of a new or revised policy is not intended to change current investment techniques employed for the fund. The Board recommends the following changes to the fund's fundamental investment policies:


A. DIVERSIFICATION. The Board recommends that the fund's fundamental policy with respect to diversification be revised to give the fund the maximum flexibility permitted by the 1940 Act. The Board recommends that shareholders vote to replace the fund's current fundamental investment policy with the following policy (additional or revised language is [underline] underlined [/underline]):

     The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities [underline] or other investment companies [/underline], and except that up to 25% of the fund's total assets may be invested without regard to this 5% limitation.


The percentage limits in the proposed policy are required under the 1940 Act. The amended policy makes one change from the current policy: subject to applicable 1940 Act requirements, it would permit the fund to invest without limit in the securities of other investment companies. Pursuant to an exemptive order granted by the Securities and Exchange Commission (the "SEC"), the fund may invest up to 25% of its total assets in a non-publicly offered money market fund managed by RiverSource Investments (the "cash pool fund"). The cash pool fund is not expected to pay investment advisory, management, or

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       B.1
transfer agent fees, although it may do so subject to the conditions of the SEC order and Board approval. The cash pool fund will incur minimal costs for services, such as custodian and auditor fees. The investment manager anticipates that making use of the cash pool fund will benefit the fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities. If the proposal is approved, the cash pool fund is expected to serve as a principal option for managing the cash positions of the fund. Future amendments to the fund's fundamental diversification policy would continue to require shareholder approval.


B. TEN PERCENT LIMITATION IN SINGLE ISSUER

The Board recommends that the fund's fundamental policy with respect to investment in a single issuer be revised to permit the fund the maximum flexibility permitted by the 1940 Act. The Board recommends that shareholders vote to replace the fund's current fundamental investment policy with the following policy (additional language is [underline] underlined [/underline]):

     The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, [underline] except that up to 25% of the fund's assets may be invested without regard to this 10% limitation. [/underline]

The 10% percent limit in the proposed policy is required under the 1940 Act. Under the 1940 Act, a fund is permitted to invest up to 25% of its assets without regard to the 10% limitation. The Board recommends that shareholders amend the policy so that it reflects the terms of the 1940 Act. The proposal is not expected to materially affect the operation of the fund. However, the adoption of the proposed investment policy will standardize investment policies.

C. LENDING. The Board recommends that the fund's fundamental policies with respect to lending be replaced with the following policy:

     The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund's total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchases agreements.

Currently the fund has three policies with respect to lending. One policy limits lending of portfolio securities to 30% of net assets and the other policy limits cash loans to 5% of total assets. In addition, the fund has a policy prohibiting loans to the investment manager, or to board members and officers of the investment manager or the fund. This third policy simply states a prohibition of the 1940 Act and the fund is not required to declare this policy as a fundamental policy. It is proposed that all three of these policies be superseded by the policy stated above.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       B.2

The proposal is not expected to materially affect the operation of the fund. However, the proposed policy would clarify that the fund can participate in an interfund borrowing and lending program with other RiverSource Funds, subject to the requirements of an SEC exemptive order. A fund may only borrow money for temporary purposes and may not borrow for leverage or investment purposes. Appropriate safeguards will be implemented to assure that the fund will not be disadvantaged by making loans to affiliated funds. The proposed policy also would confirm the fund's ability to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party by a company, government or other borrower. These types of securities may have additional risks beyond conventional debt securities because they may provide less legal protection for the fund, or there may be a requirement that the fund supply additional cash to a borrower on demand. Finally, the adoption of the proposed investment policy will advance the goal of standardizing investment policies.

D. BORROWING. The Board recommends that the fund's fundamental policy with respect to borrowing be replaced with the following policy:


The fund may not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.


Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows RiverSource Investments greater flexibility in managing the fund's cash flow. The current policy limits borrowing to "emergency or extraordinary purposes". In order to avoid debate over what constitutes emergency or extraordinary purposes, it is proposed to revise the policy to reflect that the purposes, whatever the circumstances, must be temporary. The fund may not use borrowing for leverage or for investment purposes. In addition, the policy for certain funds includes a prohibition on borrowing "property". The Board recommends that this prohibition be deleted in order to standardize investment policies.


BOARD RECOMMENDATION AND VOTE REQUIRED. The Board recommends that shareholders approve the proposed changes. Changes in fundamental policies must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If any of the proposed changes is not approved, the fund will continue to operate under its current policy.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       B.3

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EXHIBIT C

MINNESOTA BUSINESS CORPORATION ACT SECTIONS 302A.471 AND 302A.473

Minnesota law requires that we provide you with a copy of the state law on dissenters' rights. Notwithstanding the provisions of the law set out below, the SEC has taken the position that use of state appraisal procedures by a registered mutual fund such as the Fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. As a result, if any shareholder elects to exercise dissenters' rights under Minnesota law, the Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

302A.471. RIGHTS OF DISSENTING SHAREHOLDERS
SUBDIVISION 1. ACTIONS CREATING RIGHTS. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

(a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

     (1)  alters or abolishes a preferential right of the shares;

     (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

     (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

     (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

(b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

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                                       C.1

(c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3; or

(e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

SUBDIVISION 2. BENEFICIAL OWNERS.

(a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

SUBDIVISION 3. RIGHTS NOT TO APPLY.

(a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       C.2

SUBDIVISION 4. OTHER RIGHTS. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473. PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS

SUBDIVISION 1. DEFINITIONS.

(a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

SUBDIVISION 2. NOTICE OF ACTION. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

SUBDIVISION 3. NOTICE OF DISSENT. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

SUBDIVISION 4. NOTICE OF PROCEDURE; DEPOSIT OF SHARES.

(a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

     (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       C.3

     (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

     (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

     (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

SUBDIVISION 5. PAYMENT; RETURN OF SHARES.

(a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

     (1) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

     (2) An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

     (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivision 7 and 8 apply.

(c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       C.4

     However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

SUBDIVISION 6. SUPPLEMENTAL PAYMENT; DEMAND. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

SUBDIVISION 7. PETITION; DETERMINATION. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in a court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedures apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       C.5

SUBDIVISION 8. COSTS; FEES; EXPENSES.

(a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       C.6

EXHIBIT D

Prospectus


[RIVERSOURCE(SM) INVESTMENTS LOGO]


RiverSource(SM)
VARIABLE PORTFOLIO FUNDS



Prospectus Oct. 28, 2005



RiverSource(SM) Variable Portfolio - Large Cap Equity Fund
(Formerly AXP(R) Variable Portfolio - Large Cap Equity Fund)



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.


This prospectus may contain information on Funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.


NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       D.1

TABLE OF CONTENTS

RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND                     D.  3
Objective                                                                  D.  3
Principal Investment Strategies                                            D.  3
Principal Risks                                                            D.  5
Past Performance                                                           D.  5
Management                                                                 D.  7
FEES AND EXPENSES                                                          D.  8
OTHER INVESTMENT STRATEGIES AND RISKS                                      D.  9
INVESTMENT MANAGER AND COMPENSATION                                        D. 11
BUYING AND SELLING SHARES                                                  D. 14
Valuing Fund Shares                                                        D. 14
Purchasing Shares                                                          D. 14

Transferring/Selling Shares                                                D. 15

Market Timing                                                              D. 15
DISTRIBUTIONS AND TAXES                                                    D. 16
FINANCIAL HIGHLIGHTS                                                       D. 17

CORPORATE REORGANIZATION

On Sept. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) was spun off to shareholders of its parent corporation, American Express Company (American Express) and is now a separate company trading under the ticker symbol AMP. Ameriprise Financial provides administrative services to the Funds and is the parent company of the Funds' investment manager, RiverSource Investments, LLC and the Funds' distributor, IDS Life Insurance Company. Ameriprise Financial and its subsidiaries are no longer affiliated with American Express.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       D.2

THE FUND


The Fund may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. The Fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The performance results of the Fund may differ significantly from any publicly-traded retail mutual fund.

PLEASE REMEMBER THAT YOU MAY NOT BUY (NOR WILL YOU OWN) SHARES OF THE FUND DIRECTLY. YOU INVEST BY BUYING A VARIABLE ANNUITY CONTRACT OR LIFE INSURANCE POLICY AND ALLOCATING YOUR PURCHASE PAYMENTS TO THE VARIABLE SUBACCOUNT OR VARIABLE ACCOUNT (THE SUBACCOUNTS) THAT INVESTS IN THE FUND.

RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND

OBJECTIVE

The Fund seeks capital appreciation. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. The Fund may invest in income-producing equity securities, such as dividend paying stocks, convertible securities and preferred stocks. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, RiverSource Investments, LLC ("the investment manager" or "RiverSource Investments") will hold both growth and value companies and at times may favor one more than the other based on available opportunities.

When optimizing for growth, the investment manager invests in companies it believes to have above-average long-term growth potential, or technological superiority, and it selects investments based, among other factors, on:

   -  Effective management.

   -  Financial strength.

   -  Competitive market or product position.

   -  Technological advantage relative to other companies.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       D.3

When optimizing for value, the investment manager invests in companies that appear to be undervalued by various measures or that may be temporarily out of favor, but have good prospects for capital appreciation, and it selects investments based, among other factors, on:


- Identifying a variety of large, well-established companies whose underlying fundamentals are stable, or are anticipated to become stable, or whose fundamentals are improving.

-  Identifying stocks that are undervalued:

   - because they have one or more ratios, such as price-to-earnings or price-to-cash flow, that are low relative to the general market, or have a yield that exceeds the market,

   - because one or more of their valuation ratios are low relative to historical levels for the stock,

   - because one or more of their valuation ratios or other financial measures make that stock attractive relative to its peers, or

   - because they are undervalued relative to their intrinsic value, as identified by the investment manager.

In evaluating whether to sell a security, the investment manager considers factors including, among others whether:

-  The security is overvalued relative to other potential investments.

-  The security has reached the investment manager's price objective.

- The company has met the investment manager's earnings and/or growth expectations.

- Potential losses, due to factors such as a market down-turn, can be minimized.

-  A more attractive opportunity has been identified.




             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       D.4

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

PAST PERFORMANCE

The following bar chart and table provide some illustration of investing in the Fund by showing:

- how the Fund's performance has varied for each full calendar year shown on the bar chart below, and

- how the Fund's average annual total returns have varied over time compared to recognized indexes shown on the table below.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of fee waivers/expense caps, performance will be lower.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       D.5

[CHART]


               RIVERSOURCE VP - LARGE CAP EQUITY FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)



1995      +27.86%
1996       +7.71%
1997      +24.14%
1998      +24.12%
1999      +23.75%
2000      -17.46%
2001      -18.11%
2002      -22.03%
2003      +29.22%
2004       +5.88%



During the period shown in the bar chart, the highest return for a calendar quarter was +26.20% (quarter ended Dec. 31, 1998) and the lowest return for a calendar quarter was -17.27% (quarter ended Sept. 30, 2001).

The Fund's year-to-date return at Sept. 30, 2005 was +14.14%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)



                                                        1 YEAR    5 YEARS    10 YEARS
RiverSource VP - Large Cap Equity Fund                  +5.88%     -6.33%      +6.62%

Russell 1000(R) Index
(reflects no deduction for fees, expenses or taxes)    +11.40%     -1.76%     +12.16%

S&P 500 Index
(reflects no deduction for fees, expenses or taxes)    +10.88%     -2.30%     +12.07%

Lipper Large-Cap Core Funds Index                       +8.29%     -2.98%     +10.26%



The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000 Index and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for the purposes of determining the performance incentive adjustment.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       D.6

Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from S&P 500 Index to the Russell 1000(R) Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indices in this transition year. In the future, however, only the Russell 1000 Index will be included.

MANAGEMENT

PORTFOLIO MANAGER(S). The portfolio managers responsible for the Fund's day-to-day management are:

Robert Ewing, CFA, Portfolio Manager

-  Managed the Fund since 2004.

-  Joined RiverSource Investments (previously AEFC) in 2002.

- Prior to that, Analyst and Portfolio Manager at Fidelity Investments from 1990 to 2002.

-  Began investment career in 1988.

-  BS, Boston College Carroll School of Management.

Nick Thakore, Portfolio Manager

-  Managed the Fund since 2004.

-  Joined RiverSource Investments (previously AEFC) in 2002.

- Prior to that, Analyst and Portfolio Manager at Fidelity Investments from 1993 to 2002.

-  Began investment career in 1993.

-  MBA, Wharton School at University of Pennsylvania.

Mr. Thakore provides direct day-to-day management for approximately one-third of the portfolio optimizing for growth. Mr. Ewing provides direct day-to-day management for approximately one-third of the portfolio optimizing for value. Messrs. Ewing and Thakore coordinate day-to-day management of the remainder of the portfolio, allocating approximately one-third of the portfolio among a team of research analysts who select investments in their allocations based on the sectors that they cover. These allocations are generally consistent with the sector weightings of the S&P 500 Index, an unmanaged index of common stocks, but allocations may vary.

The Statement of Additional Information (SAI) provides additional information about portfolio managers' compensation, management of other accounts and ownership of shares in the Fund.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       D.7

FEES AND EXPENSES

Because the Fund is the underlying investment vehicle for an annuity contract or life insurance policy, there is no sales charge for the purchase or sale of Fund shares. However, there may be charges associated with your annuity contract or life insurance policy, including those that may be associated with surrender or withdrawal. Any charges that apply to the subaccount and your contract or policy are described in the annuity contract or life insurance policy prospectus.

The summary below describes the Fund fees and expenses that you would pay if you buy a variable annuity or life insurance policy and allocate your purchase payments to subaccounts or premiums that invest in the Fund. This summary does not reflect any fees or sales charges imposed by your annuity contract or life insurance policy. Expenses are based on the Fund's most recent fiscal year adjusted to reflect current fees.

ANNUAL FUND OPERATING EXPENSES

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS



                                MANAGEMENT     DISTRIBUTION         OTHER                   NET
FUND                              FEES(a)     (12b-1) FEES(b)    EXPENSES(c)    TOTAL    EXPENSES
RiverSource VP - Large Cap
Equity Fund                      0.60%(d)          0.13%            0.08%       0.81%      0.81%



(a)  The Fund pays RiverSource Investments a fee for managing its assets.
(b) The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays IDS Life Insurance Company an annual fee of up to 0.125% of average daily net assets as payment for distributing its shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(c) The Fund pays taxes, brokerage commissions and other nonadvisory expenses including administrative and custody services.
(d) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.02% for RiverSource VP - Large Cap Equity Fund. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Large-Cap Core Funds Index.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       D.8

EXAMPLE

THIS EXAMPLE ASSUMES THAT YOU INVEST $10,000 TO A SUBACCOUNT THAT INVESTS IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR UNITS AT THE END OF THOSE PERIODS. THIS EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD
BE:



FUND                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
RiverSource VP - Large Cap Equity Fund     $ 83      $259       $ 450      $1,006



THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THESE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.

OTHER INVESTMENT STRATEGIES AND RISKS

OTHER INVESTMENT STRATEGIES. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

UNUSUAL MARKET CONDITIONS. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       D.9

PORTFOLIO TURNOVER. Active trading may increase the amount of commissions or mark-ups paid to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

SECURITIES TRANSACTION COMMISSIONS. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

DIRECTED BROKERAGE. The Fund's Board of Directors has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                      D.10

INVESTMENT MANAGER AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource variable portfolio funds, and is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource variable portfolio funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as other investment products.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. A discussion regarding the basis for the Board approving the Investment Management Services Agreement is available in the Fund's most recent annual report.

ADDITIONAL SERVICES AND COMPENSATION

As described above, RiverSource Investments receives compensation for acting as the Fund's investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the RiverSource variable portfolio funds.

ADMINISTRATION SERVICES. RiverSource Investments provides or compensates others to provide administrative services to the RiverSource variable portfolio funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

CUSTODY SERVICES. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services for the RiverSource variable portfolio funds. In addition, Ameriprise Trust Company is paid for certain transaction fees and out of pocket expenses incurred while providing services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                      D.11
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DISTRIBUTION SERVICES. IDS Life Insurance Company, 70100 Ameriprise Financial
Center, Minneapolis, Minnesota 55474 (the distributor or IDS Life), provides underwriting and distribution services to the RiverSource variable portfolio funds. Under the Distribution Agreement and related distribution plan(s), the distributor receives distribution and servicing fees. The distributor uses these fees to either pay financial advisors and/or to support its distribution and servicing activity. Fees paid by the Fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth in the SAI.

The SAI provides additional information about the services provided for the agreements set forth above.

PAYMENTS TO AFFILIATED INSURANCE COMPANIES

Currently, the RiverSource variable portfolio funds are sold exclusively as underlying investment options of variable insurance policies and annuity contracts (products) offered by IDS Life and other affiliated insurance companies (IDS Life). These products may include unaffiliated mutual funds as investment options, and IDS Life receives payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. Within Ameriprise Financial, Inc., IDS Life is allocated resources, including revenue earned by RiverSource Investments and its affiliates for providing investment management and other services to the RiverSource variable portfolio funds, as a result of including these funds in the products. The amount of payment from an unaffiliated fund or allocation from affiliates resources varies, and may be significant. The amount of the payment or allocation IDS Life receives from a fund may create an incentive for IDS Life and may influence its decision regarding which funds to include in a product. These arrangements are sometimes are referred to as "revenue sharing payments," and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, sub-accounting or recordkeeping services provided directly by IDS Life. See the product prospectus for more information regarding these payments and allocations.

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGER EXEMPTION. The Fund operates under an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Before any of RiverSource VP
- Cash Management Fund, RiverSource VP - Diversified Bond


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                                      D.12
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Fund, RiverSource VP - Global Bond Fund, RiverSource VP - High Yield Bond Fund,
or RiverSource VP - Short Duration U.S. Government Fund may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. If shareholder approval is received, the fund may add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delay associated with obtaining shareholder approval of the change. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time.

ASSET ALLOCATION PROGRAM. The RiverSource Variable Portfolio Funds may be included as component funds in asset allocation programs (Programs). The Programs are available to owners of certain variable annuity contracts (contract owners), and, if available to you, is described in your annuity prospectus. Under the Programs, contract owners choose asset allocation model portfolios (model portfolios). Contract values are rebalanced on a quarterly basis and model portfolios are periodically updated. This quarterly rebalancing and periodic updating of the model portfolios can cause a component fund to incur transactional expenses as it raises cash for money flowing out of the component fund or to buy securities with money flowing into the component fund. Moreover, a large outflow of money from a fund may increase the expenses attributable to the assets remaining in the fund. These expenses can adversely affect the performance of the component fund, and could adversely affect those contract owners who own the component fund but do not participate in the Program. Large flows resulting in increased transactional expenses could detract from the achievement of a component fund's investment objective during a period of rising market prices; conversely, a large cash position may reduce the magnitude of a component fund's loss in the event of falling market prices, and provide the component fund with liquidity to make additional investments or to meet redemptions. Even if you do not participate in Programs, if you invest in a component fund, you may be impacted if the component fund is included in one or more model portfolios.

FUND HOLDINGS DISCLOSURE. The Fund's Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the Fund's SAI.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                      D.13
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BUYING AND SELLING SHARES

VALUING FUND SHARES

The net asset value (NAV) is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. RiverSource Variable Portfolio - Cash Management Fund's securities are valued at amortized costs. However, securities are valued primarily on the basis of market quotations obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of foreign securities and other securities such as small cap stocks or high yield bonds that may be traded infrequently, fair valuation may be used more frequently than for other funds. The Fund uses an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.

PURCHASING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

For further information concerning minimum and maximum payments and submission and acceptance of your application, see your annuity contract or life insurance policy prospectus.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                      D.14

TRANSFERRING/SELLING SHARES

There is no sales charge for the sale of Fund shares, but there may be charges associated with the surrender or withdrawal of your annuity contract or life insurance policy. Any charges that apply to the subaccount and your contract are described in your annuity contract or life insurance policy prospectus.

You may transfer all or part of your value in a subaccount investing in shares of the Fund to one or more of the other subaccounts investing in shares of other funds with different investment objectives.

You may provide instructions to sell any shares you have allocated to the subaccounts. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

Please refer to your annuity contract or life insurance policy prospectus for more information about transfers among subaccounts as well as surrenders and withdrawals.

MARKET TIMING

The Board of Directors has adopted a policy that the Fund will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a fund; for example, short-term trading funds that invest in securities that trade on overseas securities markets in order to take advantage of inefficiencies in the fund's pricing of those securities (the change in values of such securities between the close of the overseas markets and the close of the U.S. markets). This type of short-term trading is sometimes referred to as "arbitrage" market timing. Market timing may adversely impact a fund's performance by preventing portfolio managers from fully investing the assets of the fund, diluting the value of shares, or increasing the fund's transaction costs. To the extent the Fund has significant holdings in foreign securities, including emerging markets securities, small cap stocks and/or high yield bonds, the risks of market timing may be greater for the Fund than for other funds. The Fund is offered only through variable annuity contracts and life insurance policies, and shares of the Fund are held in affiliated insurance company subaccounts. Because insurance companies process contract and policyholder's Fund trades in the subaccounts on an omnibus basis, the Funds' Board of Directors has not adopted procedures to monitor market timing activity at the Fund level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                      D.15

Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts and market timing policies and procedures.

The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented or restricted may impact the performance of the Fund.

DISTRIBUTIONS AND TAXES

The Fund distributes to shareholders (subaccounts) dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

REINVESTMENT

Since the distributions are automatically reinvested in additional Fund shares, the total value of your holdings will not change.

The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES

The Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

Important: This information is a brief and selective summary of some of the tax rules that apply to the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

FEDERAL INCOME TAXATION OF SUBACCOUNTS, LIFE INSURANCE COMPANIES AND ANNUITY CONTRACTS OR LIFE INSURANCE POLICIES IS DISCUSSED IN YOUR ANNUITY CONTRACT OR LIFE INSURANCE POLICY PROSPECTUS.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                      D.16

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE RETURNS DO NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THESE CHARGES WOULD REDUCE TOTAL RETURN FOR ALL PERIODS SHOWN. THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.

RIVERSOURCE VP - LARGE CAP EQUITY FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)



FISCAL PERIOD ENDED AUG. 31,                                   2005       2004       2003       2002       2001
Net asset value, beginning of period                         $19.32     $18.04     $16.48     $20.87     $37.21
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    .24        .14        .10        .10        .05
Net gains (losses) (both realized and unrealized)              2.15       1.28       1.56      (2.83)    (12.96)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                               2.39       1.42       1.66      (2.73)    (12.91)
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (.23)      (.14)      (.10)      (.09)      (.04)
Distributions from realized gains                                --         --         --      (1.57)     (3.39)
---------------------------------------------------------------------------------------------------------------
Total distributions                                            (.23)      (.14)      (.10)     (1.66)     (3.43)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $21.48     $19.32     $18.04     $16.48     $20.87
---------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $2,510     $2,535     $1,982     $2,227     $3,270
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                .80%       .85%       .85%       .80%       .78%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                                    1.13%       .72%       .62%       .52%       .13%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)       132%       114%       115%       146%        62%
---------------------------------------------------------------------------------------------------------------
Total return(c)                                               12.42%      7.87%     10.16%    (14.08%)   (36.48%)
---------------------------------------------------------------------------------------------------------------



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                      D.17

Additional information about the Funds and their investments is available in the Fund's SAI, annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds during their most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Funds or to make a shareholder inquiry, contact your financial advisor, investment professional or RiverSource Service Corporation.

RiverSource Variable Portfolio Funds
70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #:

RiverSource Variable Portfolio - Large Cap Equity Fund       811-3218



RIVERSOURCE VARIABLE PORTFOLIO FUNDS
70100 Ameriprise Financial Center
Minneapolis, MN 55474

                                                             S-6466-99 Y (10/05)

             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                      D.18

EXHIBIT E

BOARD EFFECTIVENESS COMMITTEE CHARTER

RESOLVED, That the Board Effectiveness Committee be composed of the independent members appointed annually by the Board and the Chair of the Board;

RESOLVED, That one member shall be appointed to Chair the Committee and the Committee shall meet upon call of the Chair;

RESOLVED, That the Committee will make recommendations to the Board on:

-  The responsibilities and duties of the Board;

- The criteria to be used to determine the size and structure of the Boards and the background and characteristics of independent Board members;

- The persons to serve as Board members based on approved criteria whenever necessary to fill a vacancy or in conjunction with a regular meeting of shareholders in which nominees are required to be submitted for a vote of shareholders;

- The annual evaluation of the Board's performance and the attendance of members; and

-  The compensation to be paid to independent members; and further

RESOLVED, That the Committee shall be assigned such further areas of responsibility as appropriate to assist the Board in meeting its fiduciary duties in an efficient and effective manner.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       E.1

                       THIS PAGE LEFT BLANK INTENTIONALLY

EXHIBIT F

THIS CHARTER IS SCHEDULED TO BE REVIEWED AT AN UPCOMING MEETING OF THE BOARD. AT THAT TIME, THE BOARD IS EXPECTED TO UPDATE THE CHARTER, INCLUDING CHANGING REFERENCES FROM AMERICAN EXPRESS FINANCIAL CORPORATION AND ITS SUBSIDIARIES TO AMERIPRISE FINANCIAL AND ITS SUBSIDIARIES. IN ADDITION, REFERENCES TO AMERICAN EXPRESS COMPANY WILL BE ELIMINATED.

JOINT AUDIT COMMITTEE CHARTER

MEMBERSHIP AND QUALIFICATIONS

The Joint Audit Committee shall consist of at least three members appointed by the Board. The Board may replace members of the Committee for any reason.

No member shall be an "interested person" as that term is defined in Section 2(a)(19) of the Investment Company Act, nor shall any member receive any compensations from the Fund except compensations for service as a member of the Board and Board committees.

At least one member of the Committee shall be an "audit committee financial expert." An "audit committee financial expert" means a person who has the following attributes:

- An understanding of generally accepted accounting principles and financial statements;

- The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

- Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

- An understanding of internal controls and procedures for financial reporting; and

-  An understanding of audit committee functions.

A person shall have acquired such attributes through:

- Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

- Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       F.1

- Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

-  Other relevant experience.

The Board shall determine "audit committee financial experts" annually.

PURPOSES OF THE COMMITTEE

The Committee is to assist independent members of the Boards in fulfilling their oversight responsibilities to the shareholders, potential shareholders and investment community relating to the reliability of financial reporting, the effectiveness and efficiency of operations, the work done by external auditors, the adequacy of internal controls, and the compliance with applicable laws and regulations by:

- Overseeing the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

- Overseeing, or, as appropriate, assisting Board oversight of, the quality and integrity of the Fund's financial statements and the independent audit thereof;

- Overseeing, or, as appropriate, assisting Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; and

- Approving prior to appointment the engagement of the Fund's independent auditor (Auditor) and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's Auditor.

The Auditor for the Fund shall report directly to the Committee.

DUTIES AND POWERS

To carry out its purposes, the Committee shall have the following duties and powers:

- Recommend the Auditor that the Committee believes is qualified to examine and report on the financial statements to the independent members of the Board within 90 days before or after the fiscal year end of the Fund;

-  Meet with representatives of the Auditor to:

   - Review and evaluate matters potentially affecting its independence and capabilities by:

   - Approving prior to appointment the professional services the Auditor requests to perform for American Express Financial Corporation and any of its subsidiaries that provide services to the Fund;


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       F.2

   - Considering the controls applied by the Auditor and measures taken by American Express Financial Corporation to assure that all items requiring pre-approval are identified and referred to the Committee in a timely fashion; and

   - Evaluating the auditor's independence by receiving a report on business relationships at each meeting setting forth the work it has been engaged to do for American Express Company or its subsidiaries.

- Consider the scope of the annual audit and any special audits and review and approve the estimated fees to be charged;

- Consider the information and comments from the Auditor with respect to the Fund's accounting and financial reporting policies, procedures and internal controls over financial reporting; the responses to the comments by American Express Financial Corporation; and possible improvements that can be made in the quality of the Fund's accounting and financial reporting;

- Meet with representatives of American Express Enterprise Risk and Assurance Services to:

   - Discuss its responsibility to the Fund with respect to its review of operations of American Express Financial Corporation and affiliates to the extent they pertain to the registered investment companies;

   - Consider its authority, including the support it receives from American Express Financial Corporation's senior management and American Express Company's General Auditor;

   - Discuss whether it complies with the Institute of Internal Auditors' "Standard for the Professional Practice of Internal Auditing;"

   -  Review its budget, staffing and proposed audit plans each year; and

   - Review reports issued by American Express Enterprise Risk and Assurance Services that pertain to American Express Financial Corporation's operations related to the registered investment companies.

- Encourage open lines of communications among the Committee, the Auditor, and American Express Enterprise Risk and Assurance Services to:

   - Consider information and comments from the Auditor with respect to the Fund's financial statements, including any adjustments to such statements recommended by the Auditor and to review the opinion of the Auditor;

   - Resolve any disagreements between American Express Financial Corporation and the Auditor;


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       F.3

   - Review, in connection with required certifications of Form N-CSR, any significant deficiencies in the design or operations of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving any person who has a significant role in the Fund's internal control over financial reporting;

   - Establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of American Express Financial Corporation of concerns about accounting or auditing matters, and address reports from attorneys or auditors of possible violations of federal or state laws or fiduciary duty;

   - Investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

- Consider the adequacy and effectiveness of internal controls, including the controls over computerized information systems, through discussions with the Auditor, American Express Enterprise Risk and Assurance Services and appropriate American Express Financial Corporation managers who provide reports to the Committee and elicit their recommendations for improving or identifying particular areas where new or more detailed controls or procedures are desirable giving particular emphasis to the adequacy of internal controls for exposing any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

- Request to be informed about all new or changed accounting principles and disclosure practices on a timely basis and inquire regarding the judgment and reasoning regarding the appropriateness, not just the acceptability, of the changes or proposed changes;

- Report the work of the Committee to the Board as frequently as the Committee deems appropriate;

- Review and assess the adequacy of the Committee's charter at least annually and recommend any changes to the Board;

- Meet at least once a year in a private meeting with each of the three following groups: the Auditor, the American Express Financial Corporation's management personnel responsible for the financial statements and recordkeeping of the Fund, the Senior Vice President - Enterprise Risk and Assurance Services for American Express Financial Corporation, and the General Auditor and Chief Operational Risk Officer for American Express Company;

- Consider such other matters as any Board or Committee deems appropriate and perform such additional tasks as directed by resolution of any Board;


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       F.4

- Conduct its own investigations into issues related to its responsibilities and is authorized to employ such professional and technical assistance as it deems necessary.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Auditor for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Committee members, at the expense of the Fund, as appropriate.

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services to one or more members. Any decisions of the member to grant pre-approvals shall be presented to the Committee at its next regularly scheduled meeting.

ROLE AND RESPONSIBILITIES

The function of the Committee is oversight; it is American Express Financial Corporation's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the Auditor's responsibility to plan and carry out a proper audit. Specifically, American Express Financial Corporation is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Auditor is responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in the Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the Auditor.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of American Express Financial Corporation's for preparing, or the Auditor for auditing, the financial statements. Members of the Committee are not employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       F.5

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

OPERATIONS

The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

The Committee may select one of its members to be the chair and may select a vice chair. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

The Committee shall meet on a regular basis and at least four times annually and is empowered to hold special meetings as circumstances require. The Chairperson or a majority of the members shall be authorized to call a meeting of the Committee or meetings may be fixed in advance by the Committee.

The agenda shall be prepared under the direction and control of the Chairperson.

The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund's bylaws.

The Committee shall have the authority to meet privately and to admit non-members individually. The Committee may also request to meet with internal legal counsel and compliance personnel of American Express Financial Corporation and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee shall evaluate its performance at least annually.


             RIVERSOURCE VP - NEW DIMENSIONS FUND -- PROXY STATEMENT
                                       F.6

                                                                S-6391 A (12/05)

                                                                              THREE EASYWAYS TO VOTE
------------------------------------------------ ------------------------- ------------------------------ --------------------------
           RIVERSOURCE(SM) FUNDS                 To vote by Telephone      To vote by Internet            To vote by Mail
formerly known as American Express(R) Funds
               P.O. BOX 9132                     1) Read the proxy         1) Read the proxy statement    1) Read the proxy
           HINGHAM, MA 02043-9132                   statement and have        and have the proxy card        statement.
                                                    the proxy card at         at hand.                    2) Check the appropriate
                                                    hand.                  2) Go to www.proxyweb.com         boxes on the reverse
                                                 2) Call 1-888-221-0697    3) Follow the on-line             side.
                                                 3) Follow the recorded       directions.                 3) Sign and date the
                                                     instructions.                                           proxy card below.
                                                                                                          4) Return the proxy card
                                                                                                             in the envelope
                                                                                                             provided.

------------------------------------------------ ------------------------- ------------------------------ --------------------------

AXP VARIABLE PORTFOLIO - INVESTMENT SERIES, INC.                                                               RIVERSOURCE(SM) FUNDS
RIVERSOURCE VARIABLE PORTFOLIO - NEW DIMENSIONS FUND                                   (formerly known as AMERICAN EXPRESS(R) FUNDS)
                                                                                       PROXY FOR THE REGULAR MEETING OF SHAREHOLDERS
                                                                                                                   FEBRUARY 15, 2006


Your fund will hold a shareholders' meeting in the Galaxy Room on the 50th floor of the IDS Center, 80 South Eighth Street, Minneapolis, MN, at 10:00 a.m. on
February 15, 2006. You are entitled to vote at the meeting if you were a contract holder on December 16, 2005. Please read the proxy statement and vote immediately by mail, telephone or internet, even if you plan to attend the meeting. Just follow the instructions on this proxy card. The Board of Directors recommends that you vote FOR each proposal.

The undersigned hereby appoints Arne H. Carlson and Leslie L. Ogg or either one of them, as proxies, with full power of substitution, to represent and to vote all of the shares allocated to the contract or policy of the undersigned at the regular meeting to be held on February 15, 2006, and any adjournment thereof.

                                                                                           Date __________________


                                                                                   Signature (Joint owners) (Sign in the Box)

                                                                        Note: Please sign this proxy exactly as your name (or names)
                                                                        appears on this card. Joint owners should each sign
                                                                        personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one
                                                                        name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                                                                                                                   AMPF VP - ND - DH

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X)

PLEASE DO NOT USE FINE POINT PENS.

To vote FOR on all Proposals, mark this box (no other vote is necessary)  ->  ( )
                                                                                                FOR    AGAINST    ABSTAIN
1. Approve the Agreement and Plan of Reorganization.                                             0        0        0 1.

2. ELECTION OF BOARD MEMBERS.                                                                   FOR   WITHHOLD    FOR ALL
                                                                                                ALL      ALL      EXCEPT

   (01) Kathleen Blatz      (05) Jeffrey Laikind          (09) Alan K. Simpson                   0        0        0 2.
   (02) Arne H. Carlson     (06) Stephen R. Lewis, Jr.    (10) Alison Taunton-Rigby
   (03) Patricia M. Flynn   (07) Catherine James Paglia   (11) William F. Truscott
   (04) Anne P. Jones       (08) Vikki L. Pryor

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line below.)

___________________________________________________________________________________________
                                                                                                FOR    AGAINST    ABSTAIN

3. Approve an Amendment to the Articles of Incorporation.                                        0        0        0 3.


4. Approve an Investment Management Services Agreement with RiverSource Investments, LLC.        0        0        0 4.

If you do not mark a proposal, your proxy will be voted FOR the proposal.

                                                            PLEASE SIGN AND DATE ON THE REVERSE SIDE.
                                                                                                                   AMPF VP - ND - DH

AXP(R) VARIABLE PORTFOLIO - INVESTMENT SERIES, INC.
   - RiverSource(SM) Variable Portfolio -
     New Dimensions Fund
     (formerly AXP Variable Portfolio -
     New Dimensions Fund)


                                 PROXY STATEMENT



                                                                   Dec. 16, 2005


HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR YOUR RIVERSOURCE VARIABLE PORTFOLIO FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT.

Q: WHAT CHANGES HAVE RECENTLY TAKEN PLACE?

On Sept. 30, the fund's investment manager, Ameriprise Financial, Inc. ("Ameriprise Financial") (formerly American Express Financial Corporation) was spun off from its parent company, American Express Company. The investment management functions were then moved to RiverSource Investments, LLC ("RiverSource Investments"), a wholly-owned subsidiary of Ameriprise Financial. The Board of Directors ("Board") changed the name of each fund and the funds are now listed in newspapers under RiverSource.

Q: WHY AM I BEING ASKED TO VOTE?

Mutual funds are required to get shareholders' approval for certain contracts and certain kinds of changes, like the ones included in this proxy statement.


Q: IS MY VOTE IMPORTANT?


Absolutely! While the Board of each RiverSource Fund has reviewed these changes and recommends you approve them, you have the right to voice your opinion. Until the Fund is sure that a quorum has been reached (50% of existing shares), it will continue to contact shareholders asking them to vote. These efforts cost money -- so please, vote immediately.


Q: WHAT AM I BEING ASKED TO VOTE ON?

Shareholders are being asked to vote on:

- The merger ("Reorganization") of RiverSource Variable Portfolio - New Dimensions Fund and RiverSource Variable Portfolio - Large Cap Equity Fund.

-  Election of Board members.


- An amendment to the Fund's Articles of Incorporation to permit the Board to establish the minimum account value and to change the name of the corporation to "RiverSource" consistent with the name of the fund.

- An Investment Management Services Agreement ("IMS Agreement") with RiverSource Investments.


We encourage you to read the full text of the proxy statement to obtain a more detailed understanding of the issues.


Q: IF APPROVED, WHEN WILL THE REORGANIZATION HAPPEN?

If shareholders approve the Reorganization, it will take place shortly after the shareholder meeting. In the interim, however, it will be important for the Fund to have a properly elected Board and an IMS Agreement that has been approved by shareholders.


Q: WHAT DO BOARD MEMBERS DO?

Board members represent the interests of the shareholders and oversee the management of the Fund.

Q: WHAT CHANGES ARE PROPOSED TO THE INVESTMENT MANAGEMENT SERVICES AGREEMENT?


While the spin-off of Ameriprise Financial and transfer of the IMS Agreement to RiverSource Investments did not cause a termination of the IMS Agreement, the Board determined that it would be prudent to give shareholders an opportunity to vote on the IMS Agreement. The IMS Agreement also clarifies the circumstances under which the Board may change an index for purposes of calculating a performance incentive adjustment. Finally, the IMS Agreement eliminates transfer agency services, which will be provided under a separate agreement if shareholders approve the IMS Agreement.


Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?

After careful consideration, the Board recommends that you vote FOR each proposal.

Q: HOW DO I VOTE?

You can vote in one of four ways:

-  By mail with the enclosed proxy card

-  By telephone

-  By web site

-  In person at the meeting

Please refer to the enclosed voting instruction card for the telephone number and internet address.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?


If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call your financial advisor or call client services toll free at (877) 256-6085.

                                RIVERSOURCE FUNDS
                   (formerly known as American Express Funds)

                           Principal Executive Office
                     901 Marquette Avenue South, Suite 2810
                           Minneapolis, MN 55402-3268

                   NOTICE OF A REGULAR MEETING OF SHAREHOLDERS

                            TO BE HELD FEB. 15, 2006

               AXP(R) VARIABLE PORTFOLIO - INVESTMENT SERIES, INC.
           - RiverSource Variable Portfolio - Strategy Aggressive Fund
          (formerly AXP Variable Portfolio - Strategy Aggressive Fund)

RiverSource Variable Portfolio - Strategy Aggressive Fund ("VP Strategy Aggressive" or the "Selling Fund") will hold a regular shareholders' meeting at 10:00 a.m. on Feb. 15, 2006, at the IDS Center, 80 S. Eighth Street, Minneapolis, MN on the 50th floor. At the meeting, shareholders will consider the following proposals:

- To approve an Agreement and Plan of Reorganization (the "Agreement") between the Selling Fund and RiverSource Variable Portfolio - Mid Cap Growth Fund ("VP Mid Cap Growth" or the "Buying Fund") (formerly AXP Variable Portfolio - Equity Select Fund).

-  To elect Board members.

-  To amend the Articles of Incorporation.


- To approve an Investment Management Services Agreement ("IMS Agreement") with RiverSource Investments, LLC.


- Other business as may properly come before the meeting, or any adjournment of the meeting.

The insurance company that issued your variable life insurance policy or variable annuity contract is the legal owner of the Fund's shares and will vote those shares at the meeting. However, as a contract holder you are entitled to instruct the insurance company how to vote. You do this by voting yourself.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

Please take some time to read the proxy statement. It discusses the proposals in more detail. If you were a contract holder on Dec. 16, 2005, you may vote at the meeting or any adjournment of the meeting. We hope you can attend the meeting. For those of you who cannot attend, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call your advisor or call client services toll free at (877) 256-6085. It is important that you vote. The Board of Directors (the "Board") recommends that you vote FOR each of the proposals. This proxy statement was first mailed to shareholders on or about Dec. 16, 2005.


                           By order of the Board of Directors


                           Leslie L. Ogg, Secretary
                           Dec. 16, 2005

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

                       COMBINED PROXY STATEMENT/PROSPECTUS

                               DATED DEC. 16, 2005

This document is a proxy statement for VP Strategy Aggressive and a prospectus for VP Mid Cap Growth (each individually a "Fund" and collectively the "Funds"). It contains the information you should know before voting on the proposals. Please read it carefully and keep it for future reference. The address of each of the Funds is 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The phone number for each of the Funds is (612) 330-9283.

The insurance company that issued your variable life insurance policy or variable annuity contract is the legal owner of all Fund shares and therefore holds all voting rights. The insurance company sponsors a separate account that funds your variable life insurance policy or variable annuity contract. This separate account is the shareholder of the Fund. The separate account is comprised of variable subaccounts. Because you allocated contract values to a subaccount that invests in the Selling Fund, you are entitled to instruct the insurance company how to vote. For purposes of this proxy statement/prospectus, contract holders and policyholders will be referred to as "contract holders".

The following information describes the proposed reorganization of the Selling Fund into the Buying Fund (the "Reorganization").

HOW THE REORGANIZATION WILL WORK

- The Selling Fund will transfer all of its assets to the Buying Fund. The Buying Fund will assume the Selling Fund's liabilities.


- The Buying Fund will issue shares of the Selling Fund in an amount equal to the value of the assets that it receives from the Selling Fund, less the liabilities it assumes. These shares will be distributed to the Selling Fund's shareholders (the separate accounts) in proportion to their holdings in the Selling Fund. Your interest in the subaccount investing in the Buying Fund will equal your interest in the subaccount that invested in the Selling Fund. You will not pay any sales charge in connection with this distribution of shares. If you already have a Buying Fund account, shares distributed in the Reorganization will be added to that account. As a result, when average cost is calculated for income tax purposes, the cost of the shares in the accounts you owned will be combined.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

FUND INVESTMENT OBJECTIVES

The investment objective for each of the Funds is as follows:

   SELLING FUND:  The Fund seeks to provide shareholders with capital appreciation.

   BUYING FUND:   The Fund seeks to provide shareholders with growth  of
                  capital.

Please note that the Fund is not a bank deposit, is not federally insured, is not endorsed by any bank or government agency and is not guaranteed to achieve its investment objective.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

WHERE TO GET MORE INFORMATION

THE BUYING FUND

Most recent prospectus, dated Oct. 28, 2005.              Accompanying, and incorporated by reference into, this proxy statement/prospectus.

Most recent annual report, for the period ended           Incorporated by reference into this proxy statement/prospectus.
Aug. 31, 2005.                                            For a copy at no charge, call toll-free (800) 862-7919 or write to the address at the bottom of this table.

THE SELLING FUND

Most recent prospectus, dated Oct. 28, 2005.              Incorporated by reference into this proxy statement/prospectus.
                                                          For a copy at no charge, call toll-free (800) 862-7919 or write to the address at the bottom of this table.

Most recent annual report, for the period ended           Incorporated by reference into this proxy statement/prospectus.
Aug. 31, 2005.                                            For a copy at no charge, call toll-free (800) 862-7919 or write to the address at the bottom of this table.

THIS PROXY STATEMENT/PROSPECTUS

Statement of Additional Information dated the same date   Incorporated by reference into this proxy statement/prospectus.
as this proxy statement/prospectus. This document         For a copy at no charge, call toll-free (877) 256-6085 or write to
contains information about both the Selling Fund and      the address at the bottom of this table.
the Buying Fund.

To ask questions about this proxy statement/prospectus.   Call toll-free (877) 256-6085 or write to: RiverSource Service
                                                          Corporation, 70100 Ameriprise Financial Center, Minneapolis, MN
                                                          55474.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at http://www.publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

TABLE OF CONTENTS

                                                                            PAGE

SECTION A -- FUND PROPOSALS

   PROPOSAL 1. APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION      8

   SUMMARY                                                                     8
      How the Reorganization Will Work                                         8

      Comparison of the Selling Fund and the Buying Fund                       9

      Risk Factors                                                            13

      Tax Consequences                                                        14


   FEES AND EXPENSES                                                          15

   THE REORGANIZATION                                                         17
      Terms of the Reorganization                                             17
      Conditions to Closing the Reorganization                                18
      Termination of the Agreement                                            18
      Tax Status of the Reorganization                                        19
      Reasons for the Proposed Reorganization and Board Deliberations         21

      Boards' Determinations                                                  23
      Recommendation and Vote Required                                        23

   PROPOSAL 2. ELECT BOARD MEMBERS                                            24

   PROPOSAL 3. APPROVE OR REJECT AN AMENDMENT
   TO THE ARTICLES OF INCORPORATION                                           31

   PROPOSAL 4. APPROVE OR REJECT AN INVESTMENT MANAGEMENT SERVICES
   AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC                                33

SECTION B -- PROXY VOTING AND SHAREHOLDER MEETING INFORMATION                 42

SECTION C -- CAPITALIZATION, OWNERSHIP OF FUND SHARES AND
OTHER FUND INFORMATION                                                        44


EXHIBITS

A. Form of Agreement and Plan of Reorganization.                             A.1
B. Matters Subject to Approval at Regular Meeting of Buying Fund             B.1
C. Minnesota Business Corporation Act Sections 302A.471 and 302A.473.        C.1
D. Most Recent Buying Fund Prospectus.                                       D.1
E. Board Effectiveness Committee Charter                                     E.1
F. Joint Audit Committee Charter                                             F.1

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

SECTION A -- FUND PROPOSALS

PROPOSAL 1. APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY


This proxy statement/prospectus is being used by the Selling Fund to solicit proxies to vote at a meeting of shareholders. Shareholders will consider a proposal to approve the Agreement providing for the Reorganization of the Selling Fund into the Buying Fund. A form of the Agreement is included in Exhibit A.


The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus and the exhibits because they contain details that are not in the summary.

HOW THE REORGANIZATION WILL WORK

- The Selling Fund will transfer all of its assets to the Buying Fund. The Buying Fund will assume the Selling Fund's stated liabilities.

- The Buying Fund will issue shares to the Selling Fund in an amount equal to the value of the assets that it receives from the Selling Fund, less the liabilities it assumes. These shares will be distributed to the Selling Fund's shareholders (the separate accounts) in proportion to their holdings in the Selling Fund. Your interest in the subaccount investing in the Buying Fund will equal your interest in the subaccount that invested in the Selling Fund.


- As part of the Reorganization, systemic transactions (such as bank authorizations and systemic payouts) currently set up for your Selling Fund account will be transferred to your new Buying Fund account. If you do not want your systemic transactions to continue, please contact your financial advisor to make changes.


- Neither the Selling Fund nor the contract holders whose contract values are allocated to subaccounts investing in the Selling Fund will pay any sales charge in connection with the Reorganization.

- After the Reorganization is completed, contract values that were allocated to subaccounts investing in the Selling Fund will be allocated to subaccounts investing in the Buying Fund. The Selling Fund will be terminated.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

COMPARISON OF THE SELLING FUND AND THE BUYING FUND

Both the Selling Fund and the Buying Fund:

- Are structured as a series of capital stock of an open-end management investment company organized as a Minnesota corporation.

- Have RiverSource Investments, LLC (the "investment manager" or "RiverSource Investments") as an investment adviser.

- Have the same policies for buying and selling shares and the same exchange rights.

-  Have the same distribution policies.

- Are available only by buying an annuity contract or life insurance policy and allocating contract values to a subaccount that invests in a Fund.

COMPARISON OF INVESTMENT OBJECTIVES

The investment objectives for the Funds are as follows:

   SELLING FUND:  The Fund seeks to provide shareholders with capital appreciation.

   BUYING FUND:   The Fund seeks to provide shareholders with growth  of
                  capital.


COMPARISON OF INVESTMENT STRATEGIES

Prior to October 2005, the Selling Fund was required to invest at least 65% of its total assets in the equity securities of small- and medium sized companies. The Buying Fund has and, since October 2005, the Selling Fund has had, a policy to invest at least 80% of its net assets in the common stocks of mid-capitalization companies.

Detailed strategies for the Selling Fund and the Buying Fund are set forth below:

VP STRATEGY AGGRESSIVE (SELLING FUND):


UNTIL OCTOBER 2005, THE FUND WAS MANAGED AS FOLLOWS:

The Fund invests primarily in securities of growth companies. Under normal market conditions, at least 65% of the Fund's total assets are invested in equity securities.

In pursuit of the Fund's objective, the investment manager chooses equity investments by:

- Considering opportunities and risks within growing industries and new technologies.

- Selecting companies that the investment manager believes have aggressive growth prospects.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

-  Identifying small and medium companies with:

   -  effective management,

   -  financial strength, and

   -  competitive market position.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-  The security is overvalued relative to alternative investments.

-  The security has reached the investment manager's price objective.

-  The company's characteristics change.

- The company has met the investment manager's earnings and/or growth expectations.

-  Political, economic, or other events could affect the company's performance.

- The investment manager wishes to minimize potential losses (i.e., in a market down-turn).

-  The investment manager wishes to lock-in profits.

-  The investment manager identifies a more attractive opportunity.

- The company or the security continues to meet the other standards described above.


SINCE OCTOBER 2005, THE FUND HAS BEEN MANAGED IN THE SAME WAY AS THE BUYING FUND BELOW.

VP MID CAP GROWTH (BUYING FUND):

Under normal market conditions, the Fund will invest at least 80% of its net assets at the time of purchase in the common stocks of mid-capitalization companies. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy. The investment manager defines mid-cap companies as those whose market capitalization (number of shares outstanding multiplied by the share price) falls within the range of the Russell Midcap(R) Growth Index (the Index). The market capitalization range of the companies included within the Index was $1.2 billion to $15.9 billion as of Aug. 31, 2005. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to continue to hold a stock even if the company's market capitalization grows beyond the largest absolute market capitalization weighting held within the Index or falls below the market capitalization of the smallest company held within the Index.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

In pursuit of the Fund's objective, the investment manager chooses equity investments by:

-  Identifying companies that it believes exhibit the following traits:

   -  effective management,

   -  financial strength,

   -  growth potential, and

   -  competitive market position.

- Identifying sectors with growth potential and weighting purchases in those sectors more heavily.

- Considering market trends and identifying opportunities within multiple industries that offer a compelling risk/reward trade-off for shareholders.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-  The security is overvalued relative to alternative investments.

- The company has met the investment manager's earnings and/or growth expectations.

-  Political, economic, or other events could affect the company's performance.

- The company or the security continues to meet the other standards described above.

BOTH FUNDS:

- UNUSUAL MARKET CONDITIONS. During unusual market conditions, each of the Funds may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make more frequent securities trades that could result in increased fees, and expenses, and decreased performance.

- OTHER INVESTMENT STRATEGIES. Each Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

COMPARISON OF FUNDAMENTAL POLICIES

The Buying Fund shareholders will vote on changes to the fundamental policies for the Buying Fund at a meeting scheduled to be held on the same day as the Selling Fund shareholder meeting. The proposed changes are shown in Exhibit B. If all of the proposed changes to the Buying Fund's fundamental policies are approved, the differences in investment policies will be as follows:

Both Funds have substantially similar fundamental investment policies. The Buying Fund has a policy permitting borrowing money for temporary purposes in an amount not exceeding one-third of the market value of its total assets. The Selling Fund has a similar policy that applies to money or property and permits borrowing only for extraordinary or emergency purposes.

The Buying Fund has a policy that it will not invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of its total assets may be invested without regard to this 5% limitation. The Selling Fund has a similar policy, but does not include other investment companies in the exception.

The Buying Fund has a policy that it will not purchase more than 10% of the outstanding voting securities of an issuer, except up to 25% of its total assets may be invested without regard to this 10% limitation. The Selling Fund has a similar policy, but does not have the 25% exception.


The Buying Fund has a policy permitting the Fund to lend fund securities and participate in an interfund lending program up to 33 1/3% of the value of the fund's total assets. This policy does not prohibit the Buying Fund from purchasing money market securities, loans, loan participations or other debt securities, or from entering into repurchase agreements. The Selling Fund has a policy permitting the Selling Fund to lend fund securities up to 30% of its net assets. In addition, the Selling Fund has a policy that it may make cash loans up to 5% of its total assets. The Selling Fund has a policy prohibiting loans to the investment manager, or to board members and officers of the investment manager of the Fund. This policy simply states a prohibition of the 1940 Act and the Fund is not required to declare this policy as a fundamental policy.


If the shareholders of the Selling Fund approve the Reorganization, they will be subject to the fundamental policies of the Buying Fund. The investment manager does not believe that the differences between the fundamental policies will result in any material difference in the way the Funds are managed.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

RISK FACTORS

The principal risks of investing in each of the Selling Fund and the Buying Fund are similar. However, because more of its net assets may be invested in the securities of smaller-capitalization companies, the Selling Fund bears the increased risks of these types of securities, which are similar to the risks of securities of mid-capitalization companies.

The principal risks associated with an investment in each of the Selling Fund and the Buying Fund are shown below:



                                          VP STRATEGY AGGRESSIVE
                                          UNTIL            SINCE          VP MID CAP
RISK                                    OCT. 2005        OCT. 2005          GROWTH
Active Management Risk                      x                x                 x
Issuer Risk                                 x                x                 x
Market Risk                                 x                x                 x
Mid-Sized Company Risk                      x                x                 x
Small and Mid-Sized Company Risk            x



- ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


- ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

- MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

- MID-SIZED COMPANY RISK. Investments in mid-sized companies often involve greater risks than investments in larger, more established companies because mid-sized companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. In addition, in many instances the securities of mid-sized companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.


- SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium capitalization companies often involve greater risks than investments in larger, more established companies because small and medium capitalization companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.


PERFORMANCE.

Performance information for the Funds is shown below.

TABLE A-1.


AVERAGE ANNUAL TOTAL RETURNS AS OF SEPT. 30, 2005



                                                                    SINCE      INCEPTION
FUND                             1 YEAR    5 YEARS    10 YEARS    INCEPTION      DATE
VP Strategy Aggressive           20.44%    -12.99%      2.53%       4.98%        1/13/92
VP Mid Cap Growth                20.11%       N/A        N/A        4.82%         5/1/01


TAX CONSEQUENCES


The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Selling Fund and the Buying Fund receive a satisfactory opinion of tax counsel, substantially to that effect. Accordingly, no gain or loss is expected to be recognized by the Selling Fund or its separate account shareholders as a direct result of the Reorganization. Prior to or after completion of the Reorganization, no major sell-offs to realign the portfolio are expected in relation to, or as a result of the Reorganization. However, the Reorganization will end the tax year of the Selling Fund, and so it will accelerate distributions from the Selling Fund for its short tax year ending on the date of the Reorganization.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

As long as contracts funded through the separate accounts of the insurance company qualify as annuity contracts or life insurance contracts under
Section 72 or section 7702(a) of the internal revenue Code of 1986, as amended ("the Code"), respectively, the reorganization will not create an tax liability for the separate accounts as shareholders.


The tax basis and holding period of the shareholders' Selling Fund shares are expected to carry over to the shareholders' new shares in the Buying Fund.


For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."

FEES AND EXPENSES


The following table describes the fees and expenses, adjusted to reflect current fees, that you pay if you buy and hold shares of the Selling Fund or shares of the Buying Fund. The table also shows pro forma expenses of the Buying Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. As of the end of the most recent fiscal year, the expense ratios for the Buying Fund were higher than the expense ratios for the Selling Fund, adjusted to reflect current fees. As a result, approval of the Reorganization, may result in higher expenses for the Selling Fund shareholders. The table does not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would increase expenses for all periods shown. The fees and expenses below exclude the costs of this Reorganization as these will be paid by Ameriprise Financial.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

TABLE A-2

ACTUAL AND PRO FORMA FUND EXPENSES FOR THE MOST RECENT FISCAL YEAR


Because each Fund is the underlying investment vehicle for an annuity contract or life insurance policy, there is no sales charge for the purchase or sale of Fund shares. However, there may be charges associated with your annuity contract or life insurance policy, including those that may be associated with surrender or withdrawal.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS AS OF FISCAL YEAR ENDED AUG. 31,
2005:



VP STRATEGY AGGRESSIVE (SELLING FUND)

Management fees(a)                                               0.56%
Distribution (12b-1) fees(c)                                     0.13%
Other expenses(d)                                                0.10%
Total                                                            0.79%

VP MID CAP GROWTH (BUYING FUND)

Management fees(b)                                               0.63%
Distribution (12b-1) fees(c)                                     0.13%
Other expenses(e)                                                0.17%
Total(f)                                                         0.93%

VP MID CAP GROWTH - PRO FORMA WITH VP STRATEGY AGGRESSIVE

Management fees(b)                                               0.63%
Distribution (12b-1) fees(c)                                     0.13%
Other expenses(e)                                                0.15%
Total(g)                                                         0.91%


(a) The management fee ratio shown is the actual fee ratio as of the most recent fiscal year end. It includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.07% for VP Strategy Aggressive. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Mid Cap Growth Funds Index. If this Reorganization is not approved, there is a separate proposal to modify VP Strategy Aggressive's management fee schedule. The estimated management fee ratio under the new schedule based on average net assets as of 8/31/05, net of the 0.07% performance incentive adjustment decrease, is .53%.

(b) The management fee ratio reflects what the ratio would be under the proposed revised management fee schedule. For more information on the proposed change in the management fee, please refer to Exhibit B. It includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.07% for VP Mid Cap Growth. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Mid Cap Growth Funds Index.

(c) The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays IDS Life Insurance Company an annual fee of up to 0.125% of average daily net assets as payment for distributing its shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

(d) Other expenses include taxes, brokerage commissions and other nonadvisory expenses, including administrative and custody services. The other expense ratio for the selling fund has been adjusted to reflect the new administrative fee that went into effect in October 2005. It does not include the proposed transfer agent fee.
(e) Other expenses include taxes, brokerage commissions and other nonadvisory expenses including administrative and custody services. The other expenses ratios have been adjusted to reflect the new administrative fee that went into effect October 2005 as well as the proposed transfer agent fee.
(f) For VP Mid Cap Growth, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, for the first year after the Reorganization, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.1%. Total expenses reflected in the table above are below this cap.
(g) If shareholders approve the Reorganization, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for a period of 5 years following the implementation of the Reorganization, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, for the first year after the Reorganization, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.0%. Total expenses reflected in the table above are below this cap.


EXAMPLE: This example assumes that you invest $10,000 to a subaccount that invests in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods indicated under the current arrangements and if the proposed Reorganization had been in effect. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


FUND                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
VP STRATEGY AGGRESSIVE (SELLING FUND)          $81        $253        $440       $  982
VP MID CAP GROWTH (BUYING FUND)                $95        $297        $516       $1,147
VP MID CAP GROWTH -
PRO FORMA WITH VP STRATEGY AGGRESSIVE          $93        $290        $505       $1,124


THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THESE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.

THE REORGANIZATION

TERMS OF THE REORGANIZATION

The Board has approved the Agreement, a copy of which is attached as Exhibit A. The Agreement provides for Reorganization on the following terms:

- The Reorganization is scheduled to occur on the first day that the New York Stock Exchange (NYSE) is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Selling Fund and the Buying Fund.




          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

- The Selling Fund will transfer all of its assets to the Buying Fund and, in exchange, the Buying Fund will assume the Selling Fund's stated liabilities.

- The Buying Fund will issue shares to the Selling Fund in an amount equal to the value of the assets that it receives from the Selling Fund, less the liabilities assumed by the Buying Fund in the transaction. These shares will immediately be distributed by the Selling Fund to its shareholders in proportion to their holdings in the Selling Fund. As a result, shareholders (the separate accounts) of the Selling Fund will become shareholders of the Buying Fund. Contract values that were allocated to subaccounts invested in the Selling Fund will be allocated to subaccounts investing in the Buying Fund.

- Neither the Selling Fund nor the contract holders whose contract values are allocated to subaccounts investing in the Selling Fund will pay any sales charge in connection with the Reorganization.

- The net asset value of the Selling Fund and the Buying Fund will be computed as of 3:00 p.m. Central time, on the closing date.

-  After the Reorganization, the Selling Fund will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION

The completion of the Reorganization is subject to certain conditions described in the Agreement, including:

- The Selling Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.

- The Funds will have received any approvals, consents or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.

- A registration statement on Form N-14 will have been filed with the SEC and declared effective.

-  The contract holders of the Selling Fund will have approved the Agreement.

- The Selling Fund will have received an opinion of tax counsel that the proposed Reorganization will be tax-free for the Selling Fund and for contract holders.

TERMINATION OF THE AGREEMENT

The Agreement and the transactions contemplated by it may be terminated and abandoned by resolutions of the Board of the Selling Fund or the Buying Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Selling Fund or the Buying Fund or the Board members, officers or the separate accounts as shareholders of the Selling Corporation or of the Buying Corporation.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

TAX STATUS OF THE REORGANIZATION

The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Selling Fund and the Buying Fund receive a satisfactory opinion of tax counsel (which opinion will be based on certain factual representations and certain customary assumptions), to the effect that, although not entirely free from doubt, on the basis of existing provisions of the Code:

- The transfer of the Selling Fund's assets to the Buying Fund in exchange for shares of the Buying Fund and the assumption of the Selling Fund's liabilities, followed by the distribution of those shares to the separate accounts as shareholders of the Selling Fund and the termination of the Selling Fund will be a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Selling Fund and the Buying Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

- Under Section 361 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of all of its assets to the Buying Fund or on the distribution by the Selling Fund of shares of the Buying Fund to the separate accounts as shareholders of the Selling Fund in liquidation.

- Under Section 354 of the Code, the separate accounts as shareholders of the Selling Fund will not recognize gain or loss upon the exchange of their shares of the Selling Fund solely for Buying Fund Class shares as part of the Reorganization.

- Under Section 358 of the Code, the aggregate basis of the shares of the Buying Fund that a Selling Fund shareholder receives in the Reorganization will be the same as the aggregate basis of the shares of the Selling Fund exchanged therefor.

- Under Section 1223(1) of the Code, the holding period for the shares of the Buying Fund that a separate account as a shareholder of the Selling Fund receives in the Reorganization will include the period for which he or she held the shares of the Selling Fund exchanged therefor, provided that on the date of the exchange it held such Selling Fund shares as capital assets.

- Under Section 1032 of the Code, no gain or loss will be recognized by the Buying Fund upon the receipt of the Selling Fund's assets solely in exchange for the issuance of Buying Fund's shares to the Selling Fund and the assumption of all of the Selling Fund's liabilities by the Buying Fund.

- Under Section 362(b) of the Code, the Buying Fund's tax basis in the assets that the Buying Fund receives from the Selling Fund will be the same as the Selling Fund's tax basis in those assets immediately prior to the transfer.

- Under Section 1223(2) of the Code, the Buying Fund's holding periods in the assets received from the Selling Fund will include the Selling Fund's holding periods in such assets.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

- Under Section 381 of the Code, the Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

Tax counsel will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

Prior to the closing of the Reorganization, the Selling Fund will, and the Buying Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization.

As long as the contracts qualify as annuity contracts or life insurance contracts under Section 72 or Section 7702(a) of the Code, respectively, the Reorganization will not create any tax liability for the separate accounts as shareholders.

The Buying Fund's ability to carry forward the pre-acquisition losses of the Selling Fund and use them to offset future gains will be limited. The effect of this limitation, however, will depend on the amount of losses in each fund at the time of the Reorganization. For example, if the Reorganization had taken place on Aug. 31, 2005, approximately 0% of the Selling Fund's net losses would have become permanently unavailable for use by the Buying Fund by reason of the Reorganization. In addition, as a result of the Reorganization, the benefit of the available pre-acquisition losses of the Selling Fund will be spread among a broader group of shareholders than would have been the case absent the Reorganization. As of Aug. 31, 2005, the pre-acquisition losses of the Selling Fund equaled approximately 194% of its net asset value. If the Reorganization had taken place on Aug. 31, 2005, pre-acquisition losses equaling 142% of the combined fund's net asset value would have been available to offset future gains. As a result of this reduction in the relative amount of the capital loss carryforwards and unrealized losses available to shareholders of the Selling Fund following the Reorganization, former shareholders of the Selling Fund could, under certain circumstances, pay more taxes, or pay taxes sooner, than they would if the Reorganization did not occur. In addition, for five years beginning after the closing date, the combined fund will not be allowed to offset gains "built in" to either fund at the time of the Reorganization against capital losses (including capital loss carryforwards) built in to the other fund.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS


The Board believes that the proposed Reorganization will be advantageous to Selling Fund contract holders based on its consideration of the following matters:


- TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.

- TAX CONSEQUENCES. The Board considered the tax-free nature of the Reorganization.

- CONTINUITY OF INVESTMENT. The Board took into account the fact that, following the Reorganization, contract holders of the Selling Fund will be invested in a fund holding a similar investment securities portfolio, with similar investment objectives, policies, and restrictions.


- EXPENSE RATIOS. The Board considered the relative expenses of the Funds. As of the end of each Fund's most recent fiscal year, the expense ratios for the Buying Fund were higher than the expense ratios for the Selling Fund, adjusted to reflect current fees. The Selling Fund's expense ratio as of Aug. 31, 2005, its most recent fiscal year end, after giving effect to the performance incentive adjustment was 0.79% (0.86% before giving effect to the performance incentive adjustment). These ratios do not include the newly proposed transfer agent fee or the proposed management fee schedule should this Reorganization not be approved. The projected expense ratios for the Selling Fund based on Aug. 31, 2005 average net assets including the new transfer agent fee and management fee schedules is 0.82% (0.89% before giving effect to the performance incentive adjustment). The Buying Fund's expense ratio as of Aug. 31, 2005 its most recent fiscal year end, adjusted to reflect current fees and the proposed transfer agent fee and management fee schedule, after giving effect to performance incentive adjustment, was 0.93% (1.00% before giving effect to performance incentive adjustment). As a result, approval of the Reorganization may result in higher expenses for the Selling Fund shareholders. The Board recognized, however, that if shareholders approve the Reorganization, the investment manager has agreed to cap total expenses of the Buying Fund so that Buying Fund expenses stay at or below the median expense ratio of the Buying Fund's Lipper peer group of comparable funds, before giving effect to any performance incentive adjustment. The level of expense cap will be reviewed and reset annually and will remain in place for a period of 5 years following implementation of the Reorganization. The Board also accorded weight to the fact that the Buying Fund's current expense ratio was below the median expense ratio of its Lipper peer group and that, as a result, the current pricing of the Fund was in line with the pricing philosophy of the RiverSource Fund family.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

- ECONOMIES OF SCALE. The Board considered the advantage of combining Funds that share substantially identical investment objectives and identical investment strategies. The Board believes that by combining the Funds, the contract holders can take advantage of the economies of scale associated with a larger fund. For example, a larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Furthermore, as indicated above, fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis will be reduced.

- COSTS. The Board considered the fact that the investment manager has agreed to bear all solicitation expenses in order to achieve contract holder approval of the Reorganization and to bear any other costs of effecting the Reorganization (i.e., the filing, closing and other costs of consummating the transaction).

- DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current contract holders with contract values allocated to the subaccounts investing in the Selling Fund, because it would be effected on the basis of the relative net asset values per share of the Selling Fund and Buying Fund, respectively. Thus, subaccounts holding shares of the Selling Fund will receive shares of the Buying Fund equal in value to their shares in the Selling Fund.

- PERFORMANCE AND OTHER FACTORS. The Board considered the relative performance records of the Funds. The Board accorded particular weight to the Buying Fund's stronger long-term track record. The Board recognized that the difference in performance between the two Funds was attributable to the fact that, prior to October 2005, both Funds had materially different investment strategies. While the Board was cognizant of the fact that the Buying Fund's past performance is no guarantee of its future results, it did recognize that the better long-term track record of the Buying Fund could help attract more assets into the combined Fund and therefore could help reduce the rate of outflows that have been experienced by the Selling Fund. The Board considered that reduced outflows or increased inflows could help the Selling Fund shareholders achieve further economies of scale (see "Economies of Scale" above).

   The Board also considered the fact that the Funds have a virtually identical investment objective, the same investment strategies, and substantially similar holdings and, absent the Reorganization, the two Funds are likely to compete against each other for the same investor base and, thus, could draw assets away from the other Fund. The Reorganization should allow for a concentrated selling effort thereby potentially benefiting both Funds. The Board further took into account the investment manager's belief that the Selling Fund, as a stand-alone Fund, was unlikely to experience any growth in assets as a result of investor net inflows (i.e., after taking into account outflows).


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

- POTENTIAL BENEFITS TO THE INVESTMENT MANAGER AND ITS AFFILIATES. The Board also considered the potential benefits from the Reorganization that could be realized by the investment manager and its affiliates. The Board recognized that the potential benefits to the investment manager consist principally of the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board also noted, however, that contract holders of the Selling Fund will benefit over time from any decrease in overall operating expense ratios resulting from the proposed Reorganization.

BOARDS' DETERMINATIONS


After considering the factors described above and other relevant information, at a meeting held on Nov. 9-10, 2005, the Selling Fund Board members, including a majority of the independent Board members, found that participation in the Reorganization is in the best interests of the Selling Fund and that the interests of existing contract holders with contract values allocated to subaccounts investing in the Selling Fund will not be diluted as a result of the Reorganization.

The Board of Directors of the Buying Fund approved the Agreement at a meeting held on Nov. 9-10, 2005. Among other factors, the Board members considered the terms of the Agreement, the provisions intended to avoid the dilution of contract holder interests and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Buying Fund and that the interests of existing contract holders with contract values allocated to subaccounts investing in the Buying Fund will not be diluted as a result of the Reorganization.


RECOMMENDATION AND VOTE REQUIRED

The Board recommends that contract holders approve the proposed Agreement. The Agreement must be approved by a majority of the voting power of all shares entitled to vote. If the Agreement is not approved, the Board will consider what further action should be taken.


If shareholders approve the Reorganization, it will take place shortly after the shareholder meeting. During the period between the shareholder meeting and the Reorganization, or if the Reorganization is not approved, it will be important for the Fund to have a properly elected Board and an IMS Agreement that has been approved by shareholders. Therefore, the Board is also recommending that shareholders approve the other proposals.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

PROPOSAL 2. ELECT BOARD MEMBERS


REFERENCE TO THE "FUND" IN THIS PROPOSAL IS A REFERENCE TO VP STRATEGY
AGGRESSIVE.

NOMINEES FOR THE BOARD. Nominees are listed in the following table. Each person is a nominee for each of the 90 RiverSource Funds. The following nominees were elected as members of the Board at the last regular shareholders' meeting: Mr. Arne H. Carlson, Ms. Anne P. Jones, Mr. Stephen R. Lewis, Jr., Mr. Alan K. Simpson, Ms. Alison Taunton-Rigby and Mr. William F. Truscott. The following nominees are recommended for the position of Board member by the independent Board members: Ms. Kathleen Blatz, Ms. Patricia M. Flynn, Mr. Jeffrey Laikind, Ms. Catherine James Paglia and Ms. Vikki L. Pryor.

Each Board member will serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attend as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones, who may retire following her 75th birthday.


All nominees have agreed to serve. If an unforeseen event prevents a nominee from serving, your votes will be cast for the election of a substitute selected by the Board. Information on each nominee follows. Election requires a vote by a majority of the fund's shares voted at the meeting.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

TABLE A-3. INDEPENDENT NOMINEES


NAME,                   POSITION HELD WITH
ADDRESS,                FUND AND LENGTH          PRINCIPAL OCCUPATION                                      COMMITTEE
AGE                     OF SERVICE               DURING PAST FIVE YEARS           OTHER DIRECTORSHIPS      MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz          Board member since       Chief Justice, Minnesota
901 S. Marquette Ave.   January 2006             Supreme Court, 1998-2005
Minneapolis, MN 55402
Age 51

Arne H. Carlson         Board member since 1999  Chair, Board Services                                     Contracts, Executive,
901 S. Marquette Ave.                            Corporation (provides                                     Investment Review,
Minneapolis, MN 55402                            administrative services to                                Board Effectiveness
Age 71                                           boards); former Governor of
                                                 Minnesota

Patricia M. Flynn       Board member since 2004  Trustee Professor of Economics                            Investment Review,
901 S. Marquette Ave.                            and Management, Bentley                                   Joint Audit
Minneapolis, MN 55402                            College; former Dean, McCallum
Age 54                                           Graduate School of Business,
                                                 Bentley College

Anne P. Jones           Board member since 1985  Attorney and consultant                                   Joint Audit, Board
901 S. Marquette Ave.                                                                                      Effectiveness,
Minneapolis, MN 55402                                                                                      Executive, Investment
Age 70                                                                                                     Review


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

NAME,                   POSITION HELD WITH
ADDRESS,                FUND AND LENGTH OF       PRINCIPAL OCCUPATION                                      COMMITTEE
AGE                     SERVICE                  DURING PAST FIVE YEARS           OTHER DIRECTORSHIPS      MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind         Board member since 2005  Former Managing Director,        American Progressive
901 S. Marquette Ave.                            Shikiar Asset Management         Insurance
Minneapolis, MN 55402
Age 70

Stephen R. Lewis, Jr.   Board member since 2002  President Emeritus and           Valmont Industries,      Contracts, Investment
901 S. Marquette Ave.                            Professor of Economics,          Inc. (manufactures       Review, Executive,
Minneapolis, MN 55402                            Carleton College                 irrigation systems)      Board Effectiveness
Age 65

Catherine James Paglia  Board member since 2004  Director, Enterprise Asset       Strategic Distribution,  Contracts, Investment
901 S. Marquette Ave.                            Management, Inc. (private real   Inc. (transportation,    Review
Minneapolis, MN 55402                            estate and asset management      distribution and
Age 53                                           company)                         logistics consultants)

Vikki L. Pryor
901 S. Marquette Ave.                            President and Chief Executive
Minneapolis, MN 55402                            Officer, SBLI USA Mutual Life
Age 52                                           Insurance Company, Inc. since
                                                 1999

Alan K. Simpson         Board member since 1997  Former three-term United States                           Investment Review,
1201 Sunshine Ave.                               Senator for Wyoming                                       Board Effectiveness
Cody, Wyoming 82414
Age 74


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

NAME,                   POSITION HELD WITH
ADDRESS,                FUND AND LENGTH OF       PRINCIPAL OCCUPATION                                      COMMITTEE
AGE                     SERVICE                  DURING PAST FIVE YEARS           OTHER DIRECTORSHIPS      MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby    Board member since 2002  Chief Executive Officer,         Hybridon, Inc.           Investment Review,
901 S. Marquette Ave.                            RiboNovix, Inc. since 2003       (biotechnology)          Contracts
Minneapolis, MN 55402                            (biotechnology); former
Age 61                                           President, Forester Biotech



TABLE A-4. NOMINEE AFFILIATED WITH RIVERSOURCE INVESTMENTS



NAME,                   POSITION HELD WITH
ADDRESS,                FUND AND LENGTH OF       PRINCIPAL OCCUPATION                                      COMMITTEE
AGE                     SERVICE                  DURING PAST FIVE YEARS           OTHER DIRECTORSHIPS      MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------------------
William F. Truscott*    Board member since       President - U.S. Asset
53600 Ameriprise        2001, Vice President     Management and Chief Investment
Financial Center        since 2002               Officer, Ameriprise Financial,
Minneapolis, MN 55474                            Inc. and President, Chairman of
Age 45                                           the Board and Chief Investment
                                                 Officer, RiverSource
                                                 Investments, LLC since 2005;
                                                 Senior Vice President - Chief
                                                 Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of
                                                 the Board and Chief Investment
                                                 Officer, RiverSource
                                                 Investments, LLC, 2001-2005;
                                                 former Chief Investment Officer
                                                 and Managing Director, Zurich
                                                 Scudder Investments


* Interested person by reason of being an officer, director, securityholder and/or employee of RiverSource Investments.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

BOARD COMMITTEES. The Board has several committees that facilitate the work of the Board. The Executive Committee has authority to act for the full Board between meetings. The Contracts Committee receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. The Investment Review Committee considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

The Board Effectiveness Committee's charter, Exhibit E, requires it to make recommendations regarding nominees based on criteria approved by the Board. All members of the Committee are independent. Nominee recommendations are based on a matrix of skill sets, experience, and geographical location and each nominee must have a background that demonstrates the ability to furthering the interest of all shareholders. The Committee will consider recommendations from shareholders who write to the Boards and provide detailed information about a candidate. All candidates are processed in the same fashion; first by evaluating a candidate's detailed information against the criteria; then interviewing those candidates who best fill vacancies identified by the matrix.


You may write the Board by addressing a letter to Arne H. Carlson, the independent Chair of the Board or any other independent member of the Board, at Board Services Corporation, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. However, do not address letters to this address if you are requesting some action regarding your investments. In order to avoid any delay in processing a request regarding an investment, please address these requests to 70100 Ameriprise Financial Center, Minneapolis, MN 55474.


The Joint Audit Committee, made up entirely of independent Board members, operates under a written charter, Exhibit F. The Joint Audit Committee meets with the independent auditors, internal auditors and corporate officers to review and discuss audited financial statements, reports, issues, and compliance matters. This Committee reports significant issues to the Board and makes recommendations to the independent Board members regarding the selection of the independent public accountant. More information regarding this Committee and the fund's independent auditor is found in Section C.

During the 12 month period ended Sept. 30, 2005, the Board met 8 times, Executive 2 times, Contracts 7 times, Investment Review 5 times, Board Effectiveness 6 times and Joint Audit 4 times. All Board members had 100% attendance except for Mr. Simpson who had 82% attendance due to serious illness in January 2005.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

SHAREHOLDER COMMUNICATIONS WITH THE BOARD.

Shareholders may communicate directly with the Board by sending correspondence to Arne H. Carlson, Chair of the Board, RiverSource Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. Correspondence to specific individual Board members also may be directed to the same address. Account-specific correspondence should be directed to RiverSource Funds, 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

BOARD MEMBER COMPENSATION. The following table shows the total compensation received by each Board member from all of the RiverSource Funds. The funds do not pay retirement benefits to Board members. Under a Deferred Compensation Plan, independent Board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of one or more designated RiverSource funds.

TABLE A-5. BOARD MEMBER COMPENSATION*

                    AGGREGATE COMPENSATION FROM ALL       COMPENSATION FROM
                    RIVERSOURCE FUNDS FOR THE YEAR      THE SELLING FUND DURING
NOMINEE                  ENDED SEPT. 30, 2005            THE LAST FISCAL YEAR
Flynn                          $143,675(1)                      $1,333(3)
Jones                           185,892                          1,888(4)
Lewis                           204,670(2)                       2,039(5)
Paglia                          157,708                          1,433
Simpson                         138,842                          1,383
Taunton-Rigby                   166,842                          1,683


* Board members affiliated with RiverSource Investments or Board Services Corporation, a company providing administrative services to the RiverSource funds, are not paid by the RiverSource funds. Mr. Carlson's total compensation was $373,750. Board member compensation is a combination of a base fee and meeting fees. Because the spin-off of Ameriprise Financial from American Express Company necessitated 5 additional meetings, each Board member was paid $23,500 to cover those additional meetings. That cost, which is included in the aggregate compensation shown above, was borne by Ameriprise Financial. Ms. Blatz, Mr. Laikind and Ms. Pryor were not Board members prior to Sept. 30, 2005 and therefore are not included in the table.

(1) Includes the portion of compensation deferred in the amount of $60,371 from the Fund.
(2) Includes the portion of compensation deferred in the amount of $59,839 from the Fund.

(3) Includes the portion of compensation deferred in the amount of $542 from the Fund.

(4) Includes the portion of compensation deferred in the amount of $1,888 from the RiverSource Funds.
(5) Includes the portion of compensation deferred in the amount of $728 from the RiverSource Funds.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

The following table shows the dollar range of shares of all the funds owned by the Board members and the dollar range of shares owned in the Selling Fund.

TABLE A-6. BOARD MEMBER HOLDINGS*


Dollar range of equity securities beneficially owned as of Sept. 30, 2005


                         AGGREGATE DOLLAR RANGE OF EQUITY            DOLLAR RANGE OF
                    SECURITIES OF ALL RIVERSOURCE MUTUAL FUNDS     EQUITY SECURITIES IN
NOMINEE                      OVERSEEN BY BOARD MEMBER               THE SELLING FUND**
Carlson                            over $100,000                           None
Flynn                             $10,001-$50,000                          None
Jones                              over $100,000                           None
Lewis                              over $100,000                           None
Paglia                           $50,001-$100,000                          None
Simpson                          $50,001-$100,000                          None
Taunton-Rigby                      over $100,000                           None
Truscott                           over $100,000                      $10,001-$50,000

 * Ms. Blatz, Mr. Laikind and Ms. Pryor were not Board members prior to Sept. 30, 2005 and therefore are not included in the table.
** All fund shares are held by variable accounts or subaccounts and are not available for purchase by individuals. Consequently, no Board members own any shares of the Fund.

FUND OFFICERS. In addition to Mr. Truscott, the fund's other executive officers are:

LESLIE L. OGG, age 67. Vice president, general counsel and secretary since 1978. President of Board Services Corporation.

JEFFREY P. FOX, age 50. Treasurer since 2002. Vice President - Investment Accounting of Ameriprise Financial.


PAULA R. MEYER, age 51. President since 2002. Senior Vice President - Mutual Funds, RiverSource Investments.

BETH E. WEIMER, age 52. Chief Compliance Officer since 2004. Vice President and Chief Compliance Officer, Ameriprise Financial and Chief Compliance Officer, RiverSource Investments.

Officers serve at the pleasure of the Board. Officers are paid by Ameriprise Financial, RiverSource Investments or Board Services Corporation. During the last fiscal year, no officer earned more than $60,000 from any fund.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

PROPOSAL 3. APPROVE OR REJECT AN AMENDMENT TO THE ARTICLES OF INCORPORATION


REFERENCE TO THE "FUND" IN THIS PROPOSAL IS A REFERENCE TO VP STRATEGY
AGGRESSIVE.

The fund is a Minnesota corporation and operates under an organizational document called the articles of incorporation. The articles of incorporation set forth various provisions relating to the authority of the fund to conduct business and the governance of the fund.


The Board has approved, and recommends that shareholders approve, a proposal to amend the fund's articles of incorporation (the "Articles"). The fund's investments and investment policies will not change by virtue of the adoption of the amendment to the Articles.

A. MINIMUM ACCOUNT VALUE

Generally, shareholders must invest at least $2,000 to open a fund account.
Section 7 of the Articles currently provides that the fund may redeem shares if an account falls below a value of $1,000. Small accounts can be costly to maintain and this provision allows the Board to close accounts that no longer meet the fund's minimum standards. However, the current provision does not allow the Board to redeem accounts if the value is higher than $1,000. In the future, there may be circumstances in which a minimum account value higher than $1,000 is in the best interest of the fund and its shareholders. As a consequence, the Board recommends that the Articles be amended to eliminate the reference to a specific dollar amount. As proposed, the amended Articles will permit the Board to establish a minimum account value that will be disclosed in the fund prospectus. The Board will be able to change the minimum account value without further action by shareholders.


If the change is approved, the Articles will be amended as follows ([underline] additions are underlined,[/underline] [strikethrough] deletions are lined through [/strikethrough]):


Article III, Section 7 will be amended to read:


Section 7. The Fund may redeem the shares of a shareholder if the amount invested is less than [strikethrough] $1,000 [/strikethrough] [underline]an amount determined by the Board of Directors and set forth in the current Fund prospectus. [/underline]


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

B. NAME CHANGE.


Historically the name of the fund has reflected the name of the investment manager. Since 1999, the name of the fund has included the letters AXP, which is an abbreviated form of the name American Express. In August 2005, American Express Financial Corporation ("AEFC"), the fund's investment manager changed its name to Ameriprise Financial, Inc. in anticipation of its spin off from American Express Company, its parent company. On Oct. 1, 2005, Ameriprise Financial transferred responsibility for the fund's investment advisory services to its wholly owned subsidiary, RiverSource Investments. The Board made a corresponding change to the name of the fund by substituting the name RiverSource for AXP. The fund is part of a corporation made up of 11 funds. The name of the corporate entity can be changed only with approval of the shareholders of all the underlying funds that make up the corporation. The Board recommends that the name of the corporate entity also be changed to include the name RiverSource instead of AXP. The change to the name of the corporation is shown in the table below.


This is the first shareholder meeting since the spin off of the investment manager and the first opportunity for shareholders to consider a name change for the corporation. Shareholders of each corporation will vote to change the name of the legal entity.

TABLE A-7. PROPOSED NAME OF CORPORATION

CURRENT NAME OF CORPORATION        PROPOSED NAME OF CORPORATION
AXP VP Investment Series, Inc.     RiverSource VP Investment Series, Inc.

BOARD RECOMMENDATION AND VOTE REQUIRED. The Board recommends that you vote to approve the amendments to the Articles. The changes require the approval by a majority of the shares voted at the meeting. The changes will be effective when the amendments are filed with the Secretary of State's office. This filing is expected to occur shortly after the shareholder meeting.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

PROPOSAL 4. APPROVE OR REJECT AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC


REFERENCE TO THE "FUND" IN THIS PROPOSAL IS A REFERENCE TO VP STRATEGY
AGGRESSIVE.

The fund pays fees to RiverSource Investments under an Investment Management Services Agreement (the "IMS Agreement") for investment management services. The services include providing the personnel, equipment and office facilities necessary for the management of the fund's assets. Subject to the oversight of the Board and consistent with the fund's investment policies, the investment manager decides what securities to buy, hold or sell. The investment manager also executes buy and sell orders and provides research and statistical data to support investment management activities.

INVESTMENT MANAGER. On Sept. 30, 2005, Ameriprise Financial became a publicly traded company and on Oct. 1, 2005 transferred the investment management functions and IMS Agreement to RiverSource Investments, a wholly-owned subsidiary. While these transfers did not cause a termination of the IMS Agreement, the Board determined that it would be prudent to give shareholders an opportunity to vote on the new arrangement and the changes described below.

SUMMARY OF KEY CHANGES

A. PERFORMANCE INCENTIVE ADJUSTMENT ("PIA"). The management fee includes a PIA as part of the fee calculation. The PIA calculation is based on the performance of the fund compared to the performance index of a group of comparable mutual funds compiled by Lipper, Inc. ("Lipper"). The proposed change clarifies the circumstances under which the Board may change an index for purposes of calculating the PIA.

B. VARIABLE PORTFOLIO FUNDS. For each of the variable portfolio funds, the current IMS Agreement includes the provision of transfer agent services. These services will be provided under a new transfer agency agreement if the proposed IMS Agreement is approved. In addition, the proposed IMS Agreement clarifies the description of allocation of expenses.

C. STANDARD OF CARE. For all funds, the investment manager will be held to a higher standard of care than under the current IMS Agreement.

D. CONFIDENTIALITY. The proposed IMS Agreement contains an explicit acknowledgement from the fund that the investment manager may be prevented from divulging or acting upon certain confidential information learned in connection with its activities, including the provision of investment advice to clients other than the fund. In addition, the proposed IMS Agreement contains additional confidentiality provisions prohibiting the


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT fund from disclosing to third parties any information or advice furnished by the investment manager to the fund, unless required by law or necessary to provide services to the fund.

E. AMENDMENTS. The proposed IMS Agreement clarifies that, as permitted under applicable law, the parties may make non-material amendments or modifications without obtaining shareholder approval.

TERMS OF THE CURRENT IMS AGREEMENT. The fee the fund pays to RiverSource Investments for its services under the current IMS Agreement is based on the net assets of the fund and decreases as the size of the fund increases. The complete fee schedule for the fund and other similar funds managed by RiverSource Investments is found in Section C. The fund also pays its taxes, brokerage commission and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; consultant fees; Board compensation; corporate filing fees; organizational expenses; expenses incurred in connection with lending portfolio securities; and other expenses properly payable by the fund, approved by the Board. Section C includes information on the date of the current IMS Agreement, the date it was last approved by shareholders and the reason why it was submitted to shareholders at that time.

A. PIA CALCULATION. The management fee includes a PIA as part of the fee. The adjustment is based on the performance of the fund compared to the performance of a group of similar funds, as measured by a Lipper Index. The proposed modification clarifies the circumstances where the Board may change the index for purposes of this calculation. The provision in the current IMS Agreement will be modified to read as follows ([underline] additions are underlined [/underline], [strikethrough] deletions are lined through [/strikethrough]):

          If an Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable [underline] or, in the discretion of the Board, is no longer appropriate[/underline] to use for purposes of a performance incentive adjustment, [underline] for example, if Lipper reclassifies the Fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved.[underline] [strikethrough] no adjustment will be made until such time as the Board approves a substitute index. [/strikethrough]

          The PIA is determined by measuring the difference in the fund's performance from an appropriate Lipper index over a rolling 12-month period. Should the Board approve the use of a substitute index, it may transition to the substitute index by introducing it gradually over time, to avoid unintended swings in the PIA.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

B. TRANSFER AGENT SERVICES AND ALLOCATION OF EXPENSES. The current IMS Agreement for the variable portfolio funds includes both investment management services and transfer agent services. RiverSource Investments recommended to the Board that the transfer agent services be eliminated from the IMS Agreement and moved to a separate agreement. This structure is consistent with how services are provided to the retail funds and will facilitate consistency in the management fee structure between similar retail and variable portfolio funds. The fee under the proposed IMS Agreement will be reduced to reflect the elimination of the transfer agent services. If shareholders approve the proposal, the fund will then enter into a separate transfer agent agreement with RiverSource Service Corporation. The fee under that agreement will be at an annual rate of 0.06% of average daily net assets.

     In addition to eliminating transfer agent services, the proposed IMS Agreement clarifies the description of the allocation of expenses between the fund and the investment manager. The change will not affect the allocation of expenses, but rather will eliminate an ambiguity in the current IMS Agreement.

     Part one of the current IMS Agreement states that the investment manager will "pay or reimburse such expenses of the Fund as may be provided for in Part Three". However, there are no expenses delineated in Part Three for the investment manager to pay. Instead, Part Three identifies the expenses the fund will pay. For that reason, the statement that the investment manager will "pay or reimburse such expenses of the Fund as may be provided for in Part Three," has been eliminated from the proposed IMS Agreement.

C. STANDARD OF CARE. The proposed IMS Agreement revises the standard of care to provide that, except for bad faith, intentional misconduct or negligence in regard to the performance of its duties pursuant to the agreement, neither the investment manager, nor any of its respective directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any loss suffered by the fund or its shareholders or creditors. This means that the investment manager is held to a higher standard of care.

D. CONFIDENTIALITY. The current IMS Agreement contains an acknowledgement by the fund that the investment manager renders investment advice and other services to other investment companies and persons which may or may not have investment policies and investments similar to those of the fund. The proposed IMS Agreement adds an explicit acknowledgement from the fund that the investment manager may not be free to divulge to the fund or act, for the benefit of the fund, upon confidential information learned in connection with its activities, including the provision of investment advice to clients other than the fund.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

     The current IMS Agreement is silent on the fund's obligation to refrain from divulging confidential information. The proposed IMS Agreement includes a new provision that prohibits the fund from disclosing to third parties any information or advice furnished to the fund by the investment manager, unless required by law or necessary to provide services to the fund.

E. AMENDMENTS. The current IMS Agreement does not address whether shareholder approval must be obtained before non-material amendments or modifications may be made. The proposed IMS Agreement includes a new provision clarifying that the parties may make non-material amendments or modifications without obtaining shareholder approval, as permitted under applicable law.


BASIS FOR RECOMMENDATION OF THE BOARD


Following announcement of the spin-off of Ameriprise Financial from American Express Company, the Board and Ameriprise Financial agreed to review and revise, where appropriate, the terms of all contracts, including the IMS Agreement, pursuant to which Ameriprise Financial or its affiliates provides services to the fund. Each year, the Board determines whether to continue the IMS Agreement for the fund and, in doing so, evaluates the quality and level of service received under the IMS Agreement and the costs associated with those services. Accordingly, in March and April of each year, Ameriprise Financial prepares detailed reports for the Board, which include data prepared by independent organizations, to assist the Board in making this determination. The Board accords considerable weight to the work, deliberations and conclusions of its committees in determining whether to continue the IMS Agreement.

After thorough review of the reports and data provided at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement for the fund were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new investment management services agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the fund, but in no event for a period longer than one year. While it was expected that the spin-off would not result in an "assignment" of an IMS Agreement under the 1940 Act and, therefore, would not cause the termination of the IMS Agreement according to its terms, Schulte Roth & Zabel LLP, retained as independent counsel to the Board, advised the Board that the legal question of whether the spin-off would result in an assignment turns on a highly fact-sensitive analysis. Therefore, the Board


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT determined, as a matter of prudence, to proceed as if the IMS Agreement would terminate as a result of the spin-off. Accordingly, the Board determined to renew the IMS Agreement for the interim period only and to consider a new IMS Agreement for the fund prior to the spin-off.

For the six months following the April 2005 meeting, the Board and its committees evaluated whether to approve a proposed IMS Agreement for the fund with post-spin Ameriprise Financial (or its subsidiary). Schulte Roth & Zabel LLP assisted the Board in fulfilling its statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the proposed IMS Agreement. As a key step in this process, independent counsel sent, on behalf of the independent members of the Board, a detailed and expansive request for information to American Express Company and Ameriprise Financial, seeking specified information thought to be relevant to the Board's consideration of the proposed contracts with post-spin Ameriprise Financial. The Board and its committees were provided with a wealth of written and oral information intended to assist them in considering the proposed contracts, including the proposed IMS Agreement. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an independent entity, would be capable of continuing to provide a high quality of services to the fund, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC ("CSFB"). At the Board's requests, CSFB provided various written materials and oral presentations analyzing the capital adequacy of Ameriprise Financial. The costs of independent counsel and CSFB and of additional meetings of the Board were borne by Ameriprise Financial as part of the commitment of American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.

During the course of the six-month period following the April 2005 meeting, the Board and its committees met at five in-person meetings to consider the information provided by American Express Company, Ameriprise Financial, independent counsel and CSFB. At an in-person meeting held on Sept. 8, 2005, based on all of the information provided as well as the deliberations occurring at that meeting and the previous meetings held since the announcement of the spin-off, the Board, including all of its independent members, approved each of the new contracts, including the proposed IMS Agreement.

On Oct. 1, 2005, pursuant to an agreement between the Fund and Ameriprise Financial, the IMS Agreement was transferred to RiverSource Investments, a wholly-owned subsidiary of Ameriprise Financial.

For these reasons, the Board, including all of its independent members, recommends that you approve the proposed IMS Agreement for the fund.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

THE BOARD'S SPECIFIC CONSIDERATIONS RELATING TO THE PROPOSED IMS AGREEMENT. In carrying out its legal responsibilities associated with the consideration of the proposed IMS Agreement, the Board evaluated the following four factors: (i) the nature, extent and quality of services to be provided by RiverSource Investments; (ii) the investment performance of the fund; (iii) the costs of the services to be provided and the profits to be realized by Ameriprise Financial; and (iv) the extent to which economies of scale would be realized as the fund grows and whether the fee level reflects these economies of scale for the benefit of fund investors.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES). The Board recognized that only a few months had passed since its April 2005 determination to renew the IMS Agreement for the fund and that in April 2005, it had concluded that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the RiverSource funds. However, the Board also recognized that this assessment must be supplemented with an evaluation of whether the spin-off or other factors would result in any changes to the advisory services currently provided to the funds. In this regard, the Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by RiverSource Investments: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and
(iv) its ability to successfully rebrand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and independent counsel, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource Investments to continue to provide a high quality of advisory services to the funds. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial (including RiverSource Investments) to continue to meet its legal and compliance responsibilities, build its distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow its business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the foregoing representations. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the funds as a result of the announcement of the spin-off.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

The Board concluded that, based on all of the materials and information provided (and with the assistance of independent counsel), post-spin Ameriprise Financial (including RiverSource Investments) would be in a position to continue to provide a high quality of investment management services to the funds.

INVESTMENT PERFORMANCE. The Board next focused on investment performance. The Board reviewed reports documenting the fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the fund, and compared the performance to relevant Lipper and market indices. The Board took into account its considerations in April 2005, in particular, that although the fund's investment performance in 2004 was below median, it was consistent with the management style of the fund in light of market conditions in 2004.

The Board also considered that it has received monthly performance reports for the fund since April and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED. The Board evaluated comparative fees and the costs of services to be provided under the current and proposed IMS Agreements, including fees charged by Ameriprise Financial (including RiverSource Investments and other subsidiaries) to its institutional clients and paid to subadvisers. The Board studied RiverSource Investment's effort (its "pricing philosophy") to set most funds' total expense ratios at or below the median expense ratio of their peer group. The Board accorded weight to the fact that under the proposed IMS Agreement the fund's expense ratio is less than the median expense ratio of the comparable Lipper retail peer group. The Board observed that, for these purposes, management and the Board will consider the fund's corresponding retail Lipper peer group as the appropriate comparison group, and will not take into account the peer group for funds, like the fund, that are sold through insurance companies. (The Board recognized that the fund may be compared to other similar funds offered through insurance and annuity contracts. However, the Board observed that these comparisons may not be all that useful for purposes of evaluating the reasonableness of the fees charged by the fund because the levels of fees charged by funds sold exclusively through insurance and variable annuity contracts (i.e., the fund's "insurance peer group") are often based on the particular pricing surrounding the insurance or variable annuity contracts through which the funds are sold. Thus, the Board determined to analyze the Lipper retail peer group information and not the insurance peer group data.) The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board took into account its past determinations regarding the


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT appropriateness of (i) the use of the appropriate index for the fund for the comparison of performance; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment;
(iii) the periods used for averaging the fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

The Board next considered the expected profitability to RiverSource Investments and its affiliates derived from their relationship with the fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of RiverSource Investments would allow it to operate effectively and, at the same time, reinvest in its businesses. The Board also considered that the proposed changes in advisory fees for certain RiverSource funds as well as the mergers of certain RiverSource funds would result in revenue gains, while taking into account that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly rebranding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the fund and from other business relationships that result from managing the fund. The Board also considered the fees charged by Ameriprise Financial to its institutional clients and paid to subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE. The Board also considered the breakpoints in fees that would be triggered as the net asset levels of the fund grew and the extent to which shareholders would benefit from such growth. The Board observed that the fee schedule under the proposed IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed IMS Agreement provides adequate opportunity for shareholders to realize benefits as fund assets grow.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

OTHER CONSIDERATIONS. In addition, the Board accorded weight to the fact that, under the proposed IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts. Furthermore, the Board recognized that it was not limited to considering management's proposed contracts. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments (or its subsidiaries). The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, RiverSource Investments continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the fund with an expectation that the current investment advisory organization would be servicing the fund.

As a result of all of the foregoing, the Board determined that the fees to be paid under the proposed IMS Agreement were fair and reasonable in light of services proposed to be provided.

BOARD RECOMMENDATION AND VOTE REQUIRED. For the foregoing reasons, the Board recommends that shareholders of the fund approve the proposed IMS Agreement. The proposed IMS Agreement must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If shareholders approve the proposed IMS Agreement, it will take effect shortly after the shareholder meeting. If the proposed IMS Agreement is not approved, the Board will consider appropriate steps to take.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

SECTION B -- PROXY VOTING AND SHAREHOLDER MEETING INFORMATION


REFERENCE TO THE "FUND" IN THIS SECTION IS A REFERENCE TO VP STRATEGY
AGGRESSIVE.


VOTING. You are entitled to vote based on your total dollar interest in the subaccount investing in the Fund. Each dollar is entitled to one vote. For those of you who cannot come to the meeting, the Board is asking permission to vote for you. The shares will be voted as you instruct either by mail, telephone or internet. Signed proxy cards returned without instructions will be voted in favor of all proposals.

The corporation of which the Fund is part issues several series of common stock. Each series is a separate fund. On the election of Board members and the amendment of the Articles of Incorporation, you vote together with the owners of shares of all the other funds that are part of the corporation. On the Reorganization and the IMS Agreement you vote together with the owners of the shares in your fund.

In voting for Board members, you may vote all of your shares cumulatively. This means that you have the right to give each nominee an equal number of votes or divide the votes among the nominees as you wish. You have as many votes as the number of dollars you own on the record date, multiplied by the number of Board members to be elected. If you elect to withhold authority for any individual nominee or nominees, you may do so by marking the box labeled "For All Except," and by striking the name of any excepted nominee, as is further explained on the card itself. If you do withhold authority, the proxies will not vote shares equivalent to the proportionate number applicable to the names for which authority is withheld.

As the owner of a variable annuity contract or variable life insurance policy, you have the right to instruct your insurance company how to vote the variable portfolio fund shares held under your annuity contract or life insurance policy. Your insurance company will vote any fund shares for which it does not receive voting instructions in proportionately the same manner -- either For, Against, or Abstain -- as shares for which it does receive instructions.

All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Broker non-votes will be counted toward a quorum but not toward the approval of any proposals. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.)

REVOKING YOUR PROXY. If you change your mind after you vote and you can attend the meeting, simply inform the Secretary at the meeting that you will be voting in person. Also, if you change your mind after you vote, you may change your vote or revoke it by mail, telephone or internet.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

SIMULTANEOUS MEETINGS. The meeting will be held simultaneously with meetings of other RiverSource mutual funds. Each proposal will be voted on separately by shareholders of a corporation or by shareholders of a fund. If any contract holder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her fund's meeting to a time immediately after the simultaneous meetings so that a meeting of that fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment.

SOLICITATION OF PROXIES. The Board is asking for your vote and for you to vote as promptly as possible. The investment manager will pay the expenses of the solicitation. Supplementary solicitations may be made by mail, telephone, electronic means or personal contact.


CONTRACT HOLDER PROPOSALS. No proposals were received from contract holders. The RiverSource funds are not required to hold regular meetings each year. However, meetings of shareholders are held from time to time and proposals of shareholders that are intended to be presented at future meetings must be submitted in writing to the RiverSource funds in reasonable time prior to the solicitation of proxies for the meeting.


DISSENTERS' RIGHT OF APPRAISAL. Under Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act, Selling Fund shareholders are entitled to assert dissenters' rights in connection with the Reorganization and obtain payment of the "fair value" of their shares, provided that they comply with the requirements of Minnesota law. A copy of the relevant provisions is attached as Exhibit C.

Notwithstanding the provisions of Minnesota law, the SEC has taken the position that use of state appraisal procedures by a mutual fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. This rule states that no mutual fund may redeem its shares other than at net asset value next computed after receipt of a request for redemption. It is the SEC's position that Rule 22c-1 supersedes appraisal provisions in state statutes.

In the interest of ensuring equal valuation for all shareholders, dissenters' rights will be determined in accordance with the SEC's interpretation. As a result, if any shareholder elects to exercise dissenters' rights under Minnesota law, the Selling Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.




          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

OTHER BUSINESS. The Board does not know at this time of any other business to come before the meetings. If something does come up, the proxies will use their best judgment to vote for you on the matter.


ADJOURNMENT. In the event that not enough votes are received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of contract holders on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares they are entitled to vote that have voted in favor of the proposals. They will vote against any adjournment those shares that have voted against the proposal. The investment manager will pay the costs of any additional solicitation and of any adjourned meeting. A contract holder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient votes have been received.


SECTION C -- CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION


REFERENCE TO THE "FUND" IN THIS SECTION IS A REFERENCE TO VP STRATEGY
AGGRESSIVE.

This section contains the following information about the funds, their investment manager and the independent auditors:


TABLE     CONTENT
          (all information is shown for the last fiscal year unless noted otherwise)
C-1       Actual and pro forma capitalization of the Selling Fund and the Buying
          Fund
C-2       Actual and pro forma ownership of fund shares
C-3 Current management fee schedule for the fund and other RiverSource funds with similar investment objectives
C-4       Payments the fund made to the investment manager and its affiliates
C-5       Brokerage commissions the fund paid to a broker-dealer affiliate
C-6       Information about shareholder approval of current management agreements
C-7A      Audit fees
C-7B      Audit-related, tax and other fees


THE FUND'S INVESTMENT MANAGER AND DISTRIBUTOR. RiverSource Investments is the investment manager for each fund. IDS Life Insurance Company, a wholly owned subsidiary of Ameriprise Financial is the distributor for the fund. The address for RiverSource Investments is 200 Ameriprise Financial Center, Minneapolis, MN 55474. The address for IDS Life Insurance Company is 200 Ameriprise Financial Center, Minneapolis, MN 55474.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

PRESIDENT AND BOARD OF DIRECTORS OF RIVERSOURCE INVESTMENTS. William F. Truscott is President RiverSource Investments. The following individuals are directors of RiverSource Investments. Each director is an officer of RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, MN 55474. Directors: William F. Truscott, Ward D. Armstrong and Michelle M. Keeley.

CAPITALIZATION

The following table shows the capitalization of the Funds as of Sept. 30, 2005 and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF THE SELLING FUND AND THE BUYING FUND

                                                  NET ASSET VALUE          SHARES
FUND                           NET ASSETS            PER SHARE           OUTSTANDING
VP STRATEGY AGGRESSIVE
                              $691,087,089            $ 8.56             80,777,967

VP MID CAP GROWTH
                              $257,201,572            $12.64             20,343,440

VP MID CAP GROWTH -PRO FORMA WITH VP STRATEGY AGGRESSIVE
                              $948,288,661            $12.64             75,018,015

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of the Fund's outstanding shares as of Sept. 30, 2005. As of Sept. 30, 2005, officers and Board members of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2

ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES

                                                                           PERCENT OF
                                                      PERCENT              SHARES HELD
                                                     OF SHARES            FOLLOWING THE
FUND                           5% OWNERS               HELD              REORGANIZATION
VP Strategy Aggressive            (1)                  100%                   100%
VP Mid Cap Growth                 (1)                  100%                   100%

(1) 100% of the fund's assets are owned by the subaccounts of IDS Life Insurance Company in Minneapolis, MN, IDS Life Insurance Company of New York in Albany, NY, American Centurion Life Assurance Company in Albany, NY, American Enterprise Life Insurance Company in Minneapolis, MN and American Partners Life Insurance Company in Minneapolis, MN.


The following table shows the management fee schedule for the fund and other domestic variable portfolio equity funds managed by the investment manager.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

TABLE C-3. CURRENT MANAGEMENT FEE SCHEDULE FOR THE FUND AND OTHER RIVERSOURCE FUNDS WITH SIMILAR INVESTMENT OBJECTIVES


      VARIABLE PORTFOLIO                      MANAGEMENT FEE                  FEE CAP OR WAIVERS(1)
             FUNDS                      (ANNUAL RATE; IN BILLIONS)              (IF APPLICABLE)
-----------------------------------------------------------------------------------------------------
VP Diversified Equity Income(1)     First $.5 - .56%; next $.5 - .545%;
                                    next $1 - .53%; next $1 - .515%;
                                    next $3 - .50% over $6 - .47%

VP Growth(1)                        First $1 - .63%; next $1 - .615%;         For VP Large Cap Value:
VP Large Cap Equity(1)              next $1 - .60%; next $3 - .585%;          1.05% until 8/31/06
VP Large Cap Value(1)               over $6 - .57%
VP New Dimensions(1)

VP Mid Cap Growth(1)                First $.25 - .65%; next $.25 - .635%;     1.1% until 8/31/06
                                    next $.25 - .62%; next $.25 - .605%;
                                    next $1 - .59%; next $1 - .575%;
                                    over $3 - .56%

VP Mid Cap Value(1)                 First $1 - .73%; next $1 - .705%;         1.08% until 8/31/06
                                    next $1 - .68%; next $3 - .655%;
                                    next $6 - .63%; next $12 - .62%;
                                    over $24 - .61%

VP Select Value(1),(2)              First $.5 - .81%; next $.5 - .795%;       1.15% until 8/31/06
                                    next $1 - .78%; next $1 - .765%;
                                    next $3 - .75%; over $6 - .72%

VP Small Cap Advantage(1),(4)       First $.25 - .79%; next $.25 - .77%;
                                    next $.25 - .75%; next $.25 - .73%;
                                    next $1 - .71%; over $2 - .65%


VP Small Cap Value(1),(3)           First $.25 - 1.02; next $.25 - 1.00;      1.25% until 8/31/06
                                    next $.25 - .98%; next $.25 -.96%;
                                    next $1 - .94%; over $2 - .92%


VP Strategy Aggressive(1)           First $1 - .60%; next $1 - .575%;
                                    next $1 - .55%; next $3 - .525%;
                                    over $6 - .50%


(1) Fees and expenses in excess of the percentage shown will be waived or reimbursed, prior to giving effect to any PIA.
(2) The fund has a PIA based on its performance compared to a Lipper index of comparable funds over a rolling 12-month period.
(3)  The fund has a subadvisory agreement with Gabelli Asset Management Company.
(4) The fund has subadvisory agreements with Royce & Associates, Inc.; Goldman Sachs Asset Management L.P.; Barrow, Hanley, Mewhinney & Strauss, Inc.; Donald Smith & Co., Inc.; and Franklin Portfolio Associates.
(5)  The fund has a subadvisory agreement with Kenwood Capital Management LLC.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

TABLE C-4. FUND PAYMENTS TO THE INVESTMENT MANAGER AND ITS AFFILIATES*

DURING THE FUND'S LAST FISCAL YEAR

FUND                            ADMIN        DIST           IMS        SERVICE     TA      CUSTODY
VP Strategy Aggressive        $414,848     $946,936     $4,805,025       N/A       N/A     $61,900


* The Administrative Services Agreement ("Admin") is between the fund and Ameriprise Financial. The Agreement of Distribution ("Dist") is between the fund and IDS Life Insurance Company. The Investment Management Services Agreement ("IMS") is between the fund and RiverSource Investments. The Transfer Agent ("TA") Agreement is between the fund and RiverSource Service Corporation. The Custodian Agreement ("Custody") is between the fund and Ameriprise Trust Company. Services under these agreements will continue to be provided by the same companies after the IMS Agreement is approved.


TABLE C-5. BROKERAGE COMMISSIONS PAID TO BROKER-DEALER AFFILIATES

DURING THE FUND'S LAST FISCAL YEAR

                              BROKER/       AMOUNT OF        % OF ALL
FUND                          DEALER       COMMISSIONS      COMMISSIONS
VP Strategy Aggressive         N/A             N/A              N/A

TABLE C-6. DATES RELATING TO APPROVAL OF MANAGEMENT AGREEMENTS


                                             DATE LAST         REASON
                               DATE OF      APPROVED BY     SUBMITTED TO
FUND                          CONTRACT     SHAREHOLDERS     SHAREHOLDERS
VP Strategy Aggressive        12/1/02       11/13/2002            1


(1) Shareholders approved modifications to the performance incentive adjustment.


THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT. The 1940 Act provides that every registered investment company must be audited at least once each year by independent registered public accountants selected by a majority of the independent Board members. The Selling fund's Board has selected KPMG LLP to be the Fund's independent registered public accountant for the current fiscal year. KPMG LLP, in accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), has confirmed in writing to the Board's Joint Audit Committee that they are independent accountants with respect to the fund.


The independent accountants examine the financial statements for the Fund that are set forth in the annual report to shareholders and provide other requested non-audit and tax-related services to the Fund. The Joint Audit Committee reviewed and discussed the audited financial statements with RiverSource Investments and reviewed with KPMG LLP the matters required to be discussed by SAS 61 (for example, methods used to account for significant unusual transactions).

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

The Joint Audit Committee does not consider other non-audit services provided by KPMG LLP to be incompatible with maintaining the independence of KPMG LLP in its audits of the Fund, taking into account representations from KPMG LLP, in accordance with ISB No. 1, regarding its independence from the Fund and its related entities.

Representatives of KPMG LLP are expected to be present at the meeting. They will be given the opportunity to make a statement to shareholders and are expected to be available to respond to any questions that may be raised at the meeting.


JOINT AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Pursuant to the pre-approval requirements of the Sarbanes-Oxley Act of 2002, all services to be performed by KPMG LLP for the Fund; the Fund's investment adviser; and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, must be pre-approved by the Joint Audit Committee.


AUDIT FEES. During the last two fiscal years, the aggregate fees paid to KPMG LLP for professional services rendered for the audit of the annual financial statements or services that are normally provided in connection with statutory and regulatory filings for the Fund were as follows:


TABLE C-7A. AUDIT FEES

during the fund's last two fiscal years


FUND                          LAST FISCAL YEAR         PREVIOUS FISCAL YEAR
VP Strategy Aggressive            $11,000                    $11,000

The following table shows aggregate fees paid by the Fund to KPMG LLP in each of the last two fiscal periods for services that are not included in Table C-7A. All of the services performed were pre-approved by the Joint Audit Committee.

- AUDIT-RELATED FEES. Assurance and related services that are reasonably related to the performance of the audit or review.

-  TAX FEES. Tax compliance, tax advice and tax planning.


-  ALL OTHER FEES. All other services rendered by KPMG LLP.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT

TABLE C-7B. AUDIT-RELATED, TAX AND OTHER FEES

during the fund's last two fiscal years


                                AGGREGATE AUDIT            AGGREGATE               AGGREGATE
                              AUDIT-RELATED FEES           TAX FEES                OTHER FEES
--------------------------------------------------------------------------------------------------
                               LAST     PREVIOUS      LAST       PREVIOUS      LAST       PREVIOUS
                              FISCAL     FISCAL      FISCAL       FISCAL      FISCAL       FISCAL
FUND                           YEAR       YEAR        YEAR         YEAR        YEAR         YEAR
VP Strategy Aggressive         $162       $191       $1,850       $1,700       $135          $0

AGGREGATE NON AUDIT FEES TO VP STRATEGY AGGRESSIVE, INVESTMENT MANAGER AND ITS AFFILIATES

For the year ended Sept. 30, 2005, the aggregate non-audit fees billed for services rendered to the fund, to the investment manager and to any entity controlling, controlled by or under common control with the investment manager that provides ongoing services to the funds was $89,147. For the year ended Sept. 30, 2004, the aggregate amount was $128,791.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       49
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

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION


This Agreement and Plan of Reorganization dated as of Nov. 10, 2005 (the "Agreement") is between AXP Variable Portfolio - Investment Series, Inc. (the "Selling Corporation"), a Minnesota corporation, on behalf of its series, RiverSource Variable Portfolio - Strategy Aggressive Fund (the "Selling Fund"), and the same corporation on behalf of its series, AXP Variable Portfolio - Mid Cap Growth Fund (the "Buying Fund"), and RiverSource Investments, LLC (solely for the purposes of Section 3c and 10 of the Agreement). In consideration of their mutual promises, the parties agree as follows:


1. CONTRACT HOLDER APPROVAL. The Selling Fund will call a meeting of its contract holders for the purpose of approving the Agreement and the transactions it contemplates (the "Reorganization"). The Buying Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Selling Fund.

2.   REORGANIZATION.

     a. Plan of Reorganization. The Reorganization will be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing, the Selling Corporation will convey all of the assets of the Selling Fund to the Buying Fund. The Buying Fund will assume all liabilities of the Selling Fund. At the Closing, the Buying Corporation will deliver shares of the Buying Fund, including fractional shares, to the Selling Corporation. The number of shares will be determined by dividing the value of the net assets of shares of the Selling Fund, computed as described in paragraph 3(a), by the net asset value of one share of the Buying Fund, computed as described in paragraph 3(b). The Selling Fund will not pay a sales charge on the receipt of Buying Fund shares in exchange for the assets of the Selling Fund. In addition, the separate account shareholders of the Selling Fund will not pay a sales charge on distribution to them of shares of the Buying Fund.

     b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract holders of the Selling Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       A.1

3.   VALUATION OF NET ASSETS.

     a. The net asset value of shares of the Selling Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Buying Fund's prospectus.

     b. The net asset value per share of shares of the Buying Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Buying Fund's prospectus.

     c. At the Closing, the Selling Fund will provide the Buying Fund with a copy of the computation showing the valuation of the net asset value per share of shares of the Selling Fund on the Valuation Date. The Buying Fund will provide the Selling Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Buying Fund on the Valuation Date. Both computations will be certified by an officer of RiverSource Investments, LLC, the investment manager.

4.   LIQUIDATION AND DISSOLUTION OF THE SELLING FUND.

     a. As soon as practicable after the Valuation Date, the Selling Corporation will liquidate the Selling Fund and distribute shares of the Buying Fund to the Selling Fund's shareholders of record. The Buying Fund will establish shareholder accounts in the names of each Selling Fund shareholder, representing the respective pro rata number of full and fractional shares of the Buying Fund due to each shareholder. All issued and outstanding shares of the Selling Fund will simultaneously be cancelled on the books of the Selling Corporation. The Buying Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Corporation.

     b. Immediately after the Valuation Date, the share transfer books of the Selling Corporation relating to the Selling Fund will be closed and no further transfer of shares will be made.

     c. Promptly after the distribution, the Buying Fund or its transfer agent will notify each shareholder of the Selling Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.

     d. As promptly as practicable after the liquidation of the Selling Fund, and in no event later than twelve months from the date of the Closing, the Selling Fund will be dissolved.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       A.2

5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BUYING CORPORATION. The Buying Corporation represents and warrants to the Selling Fund as follows:

     a. Organization, Existence, etc. The Buying Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.

     b. Registration as Investment Company. The Buying Fund is a series of the Buying Corporation, registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company.

     c. Capitalization. The Buying Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Buying Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

     d. Financial Statements. The audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Buying Fund Financial Statements"), fairly present the financial position of the Buying Fund, and the results of its operations and changes in its net assets for the periods shown.

     e. Shares to be Issued Upon Reorganization. The shares to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid and non-assessable.

     f. Authority Relative to the Agreement. The Buying Corporation has the power to enter into and carry out the obligations described in this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Buying Corporation and no other proceedings by the Buying Corporation or the Buying Fund are necessary.

     g. No Violation. The Buying Corporation is not in violation of its Articles of Incorporation or By-Laws (the "Articles") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Buying Fund is subject. The transactions will not result in any violation of the provisions of the Articles or any law, administrative regulation or administrative or court decree applicable to the Buying Fund.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       A.3

     h. Liabilities. There are no liabilities of the Buying Fund other than:

        -  liabilities disclosed in the Buying Fund Financial Statements,

        - liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

        - liabilities previously disclosed to the Selling Fund, none of which has been materially adverse to the business, assets or results of operation of the Buying Fund.

     i. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Buying Fund, threatened, that would materially and adversely affect the Buying Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Buying Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and the Buying Fund is not a party to or subject to the provisions of any order, decree or judgment.

     j. Contracts. Except for contracts and agreements previously disclosed to the Selling Corporation, the Buying Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.

     k. Taxes. The Buying Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Buying Fund will (i) have filed all federal and other tax returns and reports that have been required to be filed, (ii) have paid or provided for payment of all federal and other taxes shown to be due on such returns or on any assessments received, (iii) have adequately provided for all tax liabilities on its books, (iv) except as disclosed to the Selling Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (v) except as disclosed to the Selling Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     l. Registration Statement. The Buying Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares to be issued in the Reorganization. At the time the Registration Statement becomes

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       A.4
        effective, at the time of the shareholders' meeting and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection apply to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Selling Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING CORPORATION. The Selling Corporation represents and warrants to the Buying Fund as FOLLOWS:

     a. Organization, Existence, etc. The Selling Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.

     b. Registration as Investment Company. The Selling Fund is a series of the Selling Corporation, registered under the 1940 Act as an open-end, management investment company.

     c. Capitalization. The Selling Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Selling Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

     d. Financial Statements. The audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Selling Fund Financial Statements"), fairly present the financial position of the Selling Fund, and the results of its operations and changes in its net assets for the periods shown.

     e. Authority Relative to the Agreement. The Selling Corporation has the power to enter into and to carry out its obligations under this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Corporation and no other proceedings by the Selling Corporation or the Selling Fund are necessary.

     f. No Violation. The Selling Corporation is not in violation of its Articles or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with or constitute a breach of, any material contract to which the Selling Fund is subject. The transactions will not result in any violation of the provisions of the

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       A.5

        Articles or any law, administrative regulation or administrative or court decree applicable to the Selling Fund.

     g. Liabilities. There are no liabilities of the Selling Fund other than:

        -  liabilities disclosed in the Selling Fund Financial Statements,

        - liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

        - liabilities previously disclosed to the Buying Fund, none of which has been materially adverse to the business, assets or results of operation of the Selling Fund.

     h. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Selling Fund, threatened, that would materially and adversely affect the Selling Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and is not a party to or subject to the provisions of any order, decree or judgment.

     i. Contracts. Except for contracts and agreements previously disclosed to the Buying Corporation, the Selling Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.

     j. Taxes. The Selling Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each taxable year since commencement of its operations and will qualify as regulated investment company at all times through the Closing. As of the Closing, the Selling Fund will (i) have filed all federal and other tax returns and reports that have been required to be filed, (ii) have paid or provided for payment of all federal and other taxes shown to be due on such returns or on any assessments received, (iii) have adequately provided for all tax liabilities on its books, (iv) except as disclosed to the Buying Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (v) except as disclosed to the Buying Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     k. Fund Securities. All securities listed in the schedule of investments of the Selling Fund as of the Closing will be owned by the Selling Fund free and clear of any encumbrances, except as indicated in the schedule.


     l. Registration Statement. The Selling Fund will cooperate with the Buying Fund and will furnish information relating to the Selling Corporation and


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       A.6
        the Selling Fund required in the Registration Statement. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting and at the Closing, the Registration Statement, as it relates to the Selling Corporation or the Selling Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Corporation or the Selling Fund for use in the Registration Statement.


7. CONDITIONS TO OBLIGATIONS OF THE BUYING CORPORATION. The OBLIGATIONS of the Buying Corporation with respect to the Reorganization are subject to the satisfaction of the following conditions:

     a. Contract Holder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Selling Fund shares entitled to vote.

     b. Representations, Warranties and Agreements. The Selling Corporation and the Selling Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Corporation will provide a certificate to the Buying Fund confirming that, as of the Closing, the representations and warranties set forth in
        Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the Selling Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Corporation, and delivered to the Buying Fund on or prior to the last business day before the Closing.

     c. Regulatory Approvals.
        - The Registration Statement referred to in Section 5(l) will be effective and no stop orders under the 1933 Act will have been issued.
        - All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.

     d. Tax Opinion. The Buying Corporation will have received the opinion of Ropes & Gray LLP dated as of the Closing, as to the federal income tax consequences of the Reorganization to the Buying Fund and its shareholders. For purposes of rendering their opinion, Ropes & Gray LLP may rely, as to factual matters, upon the statements made in this Agreement, the proxy statement which will be distributed to the

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       A.7
        shareholders of the Selling Fund, and other written representations as an officer of the Selling Corporation will have verified as of Closing. The opinion of Ropes & Gray LLP will be to the effect that: (i) neither the Selling Fund nor the Buying Fund will recognize any gain or loss upon the transfer of the assets of the Selling Fund to, and assumption of its liabilities by, the Buying Fund in exchange for shares of the Buying Fund and upon the distribution of the shares to the Selling Fund shareholders in exchange for their shares of the Selling Fund; (ii) the shareholders of the Selling Fund who receive shares of the Buying Fund in the Reorganization will not recognize any gain or loss on the exchange of their shares of the Selling Fund for the shares of the Buying Fund; (iii) the holding period and the basis of the shares received by the Selling Fund shareholders will be the same as the holding period and the basis of the shares of the Selling Fund surrendered in the exchange; (iv) the holding period and the basis of the assets acquired by the Buying Fund will be the same as the holding period and the basis of the assets to the Selling Fund immediately prior to the Reorganization.

     e. Opinion of Counsel. The Buying Corporation will have received an opinion of counsel for the Selling Corporation, dated as of the Closing, to the effect that: (i) the Selling Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota; (ii) the Selling Fund is a series of the Selling Corporation, an open-end investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Corporation and the Selling Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Corporation.


     f. Declaration of Dividend. The Selling Fund, prior to the Closing, has declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund shareholders (i) all of the excess of (x) the Selling Fund's investment income excludable from gross income under Section 103 of the Code over
        (y) the Selling Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Selling Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Selling Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       A.8

8. CONDITIONS TO OBLIGATIONS OF THE SELLING CORPORATION. The obligations of the Selling Corporation with respect to the Reorganization are subject to THE satisfaction of the following conditions:

     a. Contract Holder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Selling Fund shares entitled to vote.

     b. Representations, Warranties and Agreements. The Buying Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Corporation will provide a certificate to the Selling Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the Buying Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Corporation, and delivered to the Selling Fund on or prior to the last business day before the Closing.

     c. Regulatory Approvals.

        - The Registration Statement referred to in Section 5(l) will be effective and no stop orders under the 1933 Act will have been issued.

        - All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.

     d. Tax Opinion. The Selling Corporation will have received the opinion of Ropes & Gray LLP dated as of the Closing, as to the federal income tax consequences of the Reorganization to the Selling Fund and its shareholders. For purposes of rendering their opinion, Ropes & Gray LLP may rely, as to factual matters, upon the statements made in this Agreement, the proxy statement which will be distributed to the shareholders of the Selling Fund, and other written representations as an officer of the Buying Corporation will have verified as of Closing. The opinion of Ropes & Gray LLP will be to the effect that: (i) neither the Selling Fund nor the Buying Fund will recognize any gain or loss upon the transfer of the assets of the Selling Fund to, and assumption of its liabilities by, the Buying Fund in exchange for shares of the Buying Fund and upon the distribution of the shares to the Selling Fund shareholders in exchange for their shares of the Selling Fund; (ii) the shareholders of the Selling Fund who receive shares of the Buying Fund in the Reorganization will not recognize any gain or loss on the exchange of their shares of the Selling Fund for the shares of the

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       A.9

        Buying Fund; (iii) the holding period and the basis of the shares received by the Selling Fund shareholders will be the same as the holding period and the basis of the shares of the Selling Fund surrendered in the exchange; (iv) the holding period and the basis of the assets acquired by the Buying Fund will be the same as the holding period and the basis of the assets to the Selling Fund immediately prior to the Reorganization; and (v) the Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations thereunder.

     e. Opinion of Counsel. The Selling Corporation will have received the opinion of counsel for the Buying Corporation, dated as of the Closing, to the effect that: (i) the Buying Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota;
        (ii) the Buying Fund is a series of the Buying Corporation, an open-end investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Corporation and the Buying Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Corporation; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid and non-assessable shares of the Buying Fund.

9. AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS.

     a. This Agreement may be amended in writing if authorized by the respective Boards of Directors. The Agreement may be amended at any time before or after approval by the shareholders of the Selling Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of paragraphs 2 or 3.

     b. At any time prior to the Closing, any of the parties may waive in writing (i) any inaccuracies in the representations and warranties made to it and (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                      A.10

     c. The Selling Corporation may terminate this Agreement at any time prior to the Closing by notice to the Buying Corporation if a material condition to its performance or a material covenant of the Buying Corporation on behalf of the Buying Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Corporation on behalf of the Buying Fund and is not cured.

     d. The Buying Corporation may terminate this Agreement at any time prior to the Closing by notice to the Selling Corporation if a material condition to its performance or a material covenant of the Selling Corporation on behalf of the Selling Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Corporation on behalf of the Selling Fund and is not cured.

     e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Selling Fund, without any liability on the part of either party or its respective directors, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on Dec. 31, 2006, or a later date agreed upon by the parties, if the Closing is not on or prior to that date.

     f. The representations, warranties and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.


10. EXPENSES. RiverSource Investments, LLC will pay all solicitation expenses in order to achieve shareholder approval of the REORGANIZATION whether or not the Reorganization is completed and will bear the other costs of effecting the Reorganization.


11.  GENERAL.

     a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.

     b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                      A.11

12.  INDEMNIFICATION.

     Each party will indemnify and hold the other and its officers and directors (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

AXP Variable Portfolio - Investment Series, Inc.
   on behalf of RiverSource Variable Portfolio - Strategy Aggressive Fund


By:
     -----------------------------------
     Leslie L. Ogg
     Vice President


AXP Variable Portfolio - Investment Series, Inc.
   on behalf of RiverSource Variable Portfolio - Mid Cap Growth Fund


By:
     -----------------------------------
     Leslie L. Ogg
     Vice President


The undersigned is a party to this Agreement for purposes of Section 3c and 10 only.


RiverSource Investments, LLC



By:
     -----------------------------------
     Paula R. Meyer

     Senior Vice President - Mutual Funds


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                      A.12

EXHIBIT B


REFERENCE TO THE "FUND" IN THIS EXHIBIT IS A REFERENCE TO VP MID CAP GROWTH.


In addition to voting on proposals to elect Board members and to amend the Articles of Incorporation, Buying Fund shareholders will consider the following:

APPROVE OR REJECT CHANGES TO THE INVESTMENT MANAGEMENT SERVICES AGREEMENT


In addition to the modifications regarding the investment manager, the performance incentive adjustment and the transfer agent services, the fund will consider the following:


FEE SCHEDULE.


RiverSource Investments recommended to the Board that the management fee under the current IMS Agreement be changed consistent with the its broader effort to establish competitive pricing for the fund, while at the same time providing fair compensation in light of increased costs resulting from changing regulatory demands and intensified competition for professional talent. RiverSource Investments proposed management fee which would allow it to maintain a high level of service and to hire and retain high quality investment management and research personnel. In addition to impacting current management fees, RiverSource Investments recommended changes to breakpoint schedules. Table B-1 shows how these recommended changes affect the fund.


Reduction in the management fee for transfer agency services will be offset in part or whole by a separate .06% transfer agency fee should shareholders approve the IMS Agreement.

Management fees are a significant component of the expenses you incur as a shareholder and you should review your fund's prospectus and total expenses to understand the costs you can expect to incur as a shareholder. See "How the Proposed Fee Schedules Will Affect Total Fund Expenses" for how these recommendations, if approved, may affect the costs you will incur as a shareholder.


WHY RIVERSOURCE INVESTMENTS IS SEEKING TO RESTRUCTURE FUND MANAGEMENT FEES. RiverSource investments believes that the fund should have a total expense ratio at or below the median of a peer group of comparable funds sold through investment advisers. Working with the Board, RiverSource Investments developed an approach for carrying out this pricing philosophy whereby it would use the fee structures that are set forth below, together with expense caps or waivers to keep the fund at or below the median. RiverSource Investments


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       B.1
represented to the Board that the implementation of this pricing philosophy will enable it to continue to provide high quality services and to continue its efforts to improve investment performance.

Details of recommended changes are fully set forth under Table B-1. "Fee increases" are only with respect to the management fee schedule. See discussion under "How the Proposed Fee Schedules Will Affect Total Fund Expenses" for more information on other changes to fund fees and expenses.


The factors considered by the Board in determining the reasonableness and fairness of the fee schedules recommended by the investment manager are described under "Basis for Recommendation of the Board."


TABLE B-1. CURRENT AND PROPOSED MANAGEMENT FEE CHANGES



                                                                   FEE
                                                        (ANNUAL RATE; IN BILLIONS)
                         TYPE OF CHANGE TO     -------------------------------------------
FUND                      MANAGEMENT FEE            CURRENT                 PROPOSED
------------------------------------------------------------------------------------------
VP Mid Cap Growth        REMOVE FEES FOR       First $.25 - .65%;     First $1 - .70%;
                         TA SERVICES;          next $.25 - .635%;     next $1 - .675%;
                         FEE INCREASE          next $.25 - .62%;      next $1 - .65%;
                                               next $.25 - .605%;     next $3 - .625%;
                                               next $1 - .59%;        next $1.5 - .60%;
                                               next $1 - .575%;       next $2.5 - .575%;
                                               over $3 - .56%         next $5 - .55%;
                                                                      next $9 - .525%;
                                                                      next $26 - .50%;
                                                                      over $50 - .475%


FUND EXPENSES. Total fees and expenses the fund actually paid as well as the fees and expenses the fund would have paid if the proposed IMS Agreement had been in effect for the last fiscal year are shown below.

FUND                      ACTUAL FEE     PRO FORMA FEE      % CHANGE
VP Mid Cap Growth         $1,435,137      $1,561,565          8.81%

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       B.2

HOW THE PROPOSED FEE SCHEDULE WILL AFFECT TOTAL FUND EXPENSES. It has become increasingly expensive to operate mutual funds due to changing regulatory demands and intensified competition for professional talent. RiverSource Investments is seeking to establish a pricing philosophy with a goal of maintaining competitive pricing for all the funds for which RiverSource Investments and its affiliates provide investment management, fund administration, transfer agency, distribution and other services. Certain changes already have been made in contracts with affiliates of RiverSource Investments, as discussed below.


In September 2005, the Board approved changes to the administrative service fee schedules bringing into line different pricing methodologies that had developed among the funds. This resulted in decreased administrative services fees for a few funds and a modest increase for most funds. The Board determined these changes were necessary to support increased costs. However, the effect of these increased administrative services fees for certain funds was limited, in part or in whole by expense caps or waivers. For the variable portfolio funds, RiverSource Investments has proposed moving transfer agent services from the IMS Agreement to a new transfer agreement. The impact of moving transfer agent fees from the IMS Agreement fee schedules varies by fund and decreases the rate between 0.03% to 0.15% of average daily net assets. If the recommended IMS Agreement is approved, the Board has approved a uniform .06% transfer agent fee be established for each variable portfolio fund, which RiverSource Client Service Corporation has determined is consistent with the cost of providing those services.


The net impact of these fee and expense changes, if shareholders approve the recommendations, as well as fees and expenses the fund would have paid if the proposed IMS Agreement and all other changes had been in effect for the last fiscal year are shown below.

                     MANAGEMENT                            OTHER             TOTAL FUND
                    AGREEMENT(2)     DISTRIBUTION       EXPENSES(3)      OPERATING EXPENSES
                             PRO              PRO               PRO                  PRO
FUND(1)             ACTUAL  FORMA    ACTUAL  FORMA     ACTUAL  FORMA     ACTUAL     FORMA
VP Mid Cap Growth    0.58%  0.63%     0.13%  0.13%      0.11%  0.17%      0.82%     0.93%

(1) The table does not reflect separate account expenses, including sales charge.
(2)  The management fee is shown net of the performance incentive adjustment.
(3) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       B.3

With the proposed changes to the management fees, and the other changes that have been approved by the Board, RiverSource Investments and its affiliates represent that they will be able to:

-  Continue efforts to improve investment performance

-  Continue to manage the day-to-day business affairs of the funds

- Continue to make required investments to cover the increased costs of operating the funds

-  Retain and attract highly qualified investment professionals

- Retain and attract additional operations and compliance personnel, and continue to develop technology solutions to operate in the current regulatory environment

- Maintain and improve the competitiveness of the funds by implementing a pricing philosophy that establishes median net expenses for the funds at or below each fund's peer group median net expenses as reviewed by the Board on an annual basis.

- Continue to offer a high level of service to fund shareholders and take steps to enhance those services.


-  Seek to earn an appropriate return on investments.

BASIS FOR RECOMMENDATION OF THE BOARD

Following announcement of the spin-off of Ameriprise Financial from American Express Company, the Board and Ameriprise Financial agreed to review and revise, where appropriate, the terms of all contracts, including the IMS Agreement, pursuant to which Ameriprise Financial or its affiliates provides services to the fund. Each year, the Board determines whether to continue the IMS Agreement for the fund and, in doing so, evaluates the quality and level of service received under the IMS Agreement and the costs associated with those services. Accordingly, in March and April of each year, Ameriprise Financial prepares detailed reports for the Board, which include data prepared by independent organizations, to assist the Board in making this determination. The Board accords considerable weight to the work, deliberations and conclusions of its committees in determining whether to continue the IMS Agreement.

After thorough review of the reports and data provided at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement for the fund were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new investment management services agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the fund, but in no event for a period longer


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       B.4
than one year. While it was expected that the spin-off would not result in an "assignment" of an IMS Agreement under the 1940 Act and, therefore, would not cause the termination of the IMS Agreement according to its terms, Schulte Roth & Zabel LLP, retained as independent counsel to the Board, advised the Board that the legal question of whether the spin-off would result in an assignment turns on a highly fact-sensitive analysis. Therefore, the Board determined, as a matter of prudence, to proceed as if the IMS Agreement would terminate as a result of the spin-off. Accordingly, the Board determined to renew the IMS Agreement for the interim period only and to consider a new IMS Agreement for the fund prior to the spin-off.

For the six months following the April 2005 meeting, the Board and its committees evaluated whether to approve a proposed IMS Agreement for the fund with post-spin Ameriprise Financial (or its subsidiary). Schulte Roth & Zabel LLP assisted the Board in fulfilling its statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the proposed IMS Agreement. As a key step in this process, independent counsel sent, on behalf of the independent members of the Board, a detailed and expansive request for information to American Express Company and Ameriprise Financial, seeking specified information thought to be relevant to the Board's consideration of the proposed contracts with post-spin Ameriprise Financial. The Board and its committees were provided with a wealth of written and oral information intended to assist them in considering the proposed contracts, including the proposed IMS Agreement. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an independent entity, would be capable of continuing to provide a high quality of services to the fund, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC ("CSFB"). At the Board's requests, CSFB provided various written materials and oral presentations analyzing the capital adequacy of Ameriprise Financial. The costs of independent counsel and CSFB and of additional meetings of the Board were borne by Ameriprise Financial as part of the commitment of American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.

During the course of the six-month period following the April 2005 meeting, the Board and its committees met at five in-person meetings to consider the information provided by American Express Company, Ameriprise Financial, independent counsel and CSFB. At an in-person meeting held on Sept. 8, 2005, based on all of the information provided as well as the deliberations occurring at that meeting and the previous meetings held since the announcement of the spin-off, the Board, including all of its independent members, approved each of the new contracts, including the proposed IMS Agreement.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       B.5

On Oct. 1, 2005, pursuant to an agreement between the Fund and Ameriprise Financial, the IMS Agreement was transferred to RiverSource Investments, a wholly-owned subsidiary of Ameriprise Financial.

For these reasons, the Board, including all of its independent members, recommends that you approve the proposed IMS Agreement for the fund.

THE BOARD'S SPECIFIC CONSIDERATIONS RELATING TO THE PROPOSED IMS AGREEMENT. In carrying out its legal responsibilities associated with the consideration of the proposed IMS Agreement, the Board evaluated the following four factors: (i) the nature, extent and quality of services to be provided by RiverSource Investments; (ii) the investment performance of the fund; (iii) the costs of the services to be provided and the profits to be realized by Ameriprise Financial; and (iv) the extent to which economies of scale would be realized as the fund grows and whether the fee level reflects these economies of scale for the benefit of fund investors.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES). The Board recognized that only a few months had passed since its April 2005 determination to renew the IMS Agreement for the fund and that in April 2005, it had concluded that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the RiverSource funds. However, the Board also recognized that this assessment must be supplemented with an evaluation of whether the spin-off or other factors would result in any changes to the advisory services currently provided to the funds. In this regard, the Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by RiverSource Investments: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and
(iv) its ability to successfully rebrand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and independent counsel, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource Investments to continue to provide a high quality of advisory services to the funds. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial (including RiverSource Investments) to continue to meet its legal and compliance responsibilities, build its distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       B.6
and distribution, and pursue smaller asset management acquisitions to help grow its business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the foregoing representations. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided (and with the assistance of independent counsel), post-spin Ameriprise Financial (including RiverSource Investments) would be in a position to continue to provide a high quality of investment management services to the funds.

INVESTMENT PERFORMANCE. The Board next focused on investment performance. The Board reviewed reports documenting the fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the fund, and compared the performance to relevant Lipper and market indices. The Board took into account its considerations in April 2005, in particular, that although the fund's investment performance in 2004 was below median, it was consistent with the management style of the fund in light of market conditions in 2004.

The Board also considered that it has received monthly performance reports for the fund since April and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED. The Board evaluated comparative fees and the costs of services to be provided under the current and proposed IMS Agreements, including fees charged by Ameriprise Financial (including RiverSource Investments and other subsidiaries) to its institutional clients and paid to subadvisers. The Board studied RiverSource Investment's effort (its "pricing philosophy") to set most funds' total expense ratios at or below the median expense ratio of their peer group. The Board accorded weight to the fact that the fund's management fees would not change under the proposed IMS Agreement and that the fund's current expense ratio is less than the median expense ratio of the comparable Lipper retail peer group. The Board observed that, for these purposes, management and the Board will consider the fund's corresponding retail Lipper peer group as the appropriate comparison group, and will not take into account the peer group for funds, like the fund, that are sold through insurance companies. (The Board recognized that the fund may be compared to other similar funds offered through insurance and annuity contracts. However, the Board observed that these comparisons may not be all that useful for purposes of evaluating the reasonableness of the fees charged by the fund because the levels of fees charged by funds sold exclusively through insurance and variable annuity contracts (i.e., the fund's "insurance peer


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       B.7
group") are often based on the particular pricing surrounding the insurance or variable annuity contracts through which the funds are sold. Thus, the Board determined to analyze the Lipper retail peer group information and not the insurance peer group data.) The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board took into account its past determinations regarding the appropriateness of (i) the use of the appropriate index for the fund for the comparison of performance; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment;
(iii) the periods used for averaging the fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

The Board next considered the expected profitability to RiverSource Investments and its affiliates derived from their relationship with the fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of RiverSource Investments would allow it to operate effectively and, at the same time, reinvest in its businesses. The Board also considered that the proposed changes in advisory fees for certain RiverSource funds as well as the mergers of certain RiverSource funds would result in revenue gains, while taking into account that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly rebranding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the fund and from other business relationships that result from managing the fund. The Board also considered the fees charged by Ameriprise Financial to its institutional clients and paid to subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE. The Board also considered the breakpoints in fees that would be triggered as the net asset levels of the fund grew and the extent to which shareholders would benefit from such growth. The Board observed that the fee schedule under the proposed IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed IMS Agreement provides adequate opportunity for shareholders to realize benefits as fund assets grow.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       B.8

OTHER CONSIDERATIONS. In addition, the Board accorded weight to the fact that, under the proposed IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts. Furthermore, the Board recognized that it was not limited to considering management's proposed contracts. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments (or its subsidiaries). The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, RiverSource Investments continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the fund with an expectation that the current investment advisory organization would be servicing the fund.

As a result of all of the foregoing, the Board determined that the fees to be paid under the proposed IMS Agreement were fair and reasonable in light of services proposed to be provided.

BOARD RECOMMENDATION AND VOTE REQUIRED. For the foregoing reasons, the Board recommends that shareholders of the fund approve the proposed IMS Agreement. The proposed IMS Agreement must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If shareholders approve the proposed IMS Agreement, it will take effect shortly after the shareholder meeting. If the proposed IMS Agreement is not approved, the Board will consider appropriate steps to take.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       B.9

APPROVE OR REJECT CHANGES IN FUNDAMENTAL INVESTMENT POLICIES


The fund has some investment policies that are fundamental. This means the policies can be changed only with the approval of shareholders. RiverSource Investments recommended to the Board that certain of those policies be modified in order to standardize the policies for all RiverSource funds and to eliminate unnecessary limitations.


RiverSource Investments believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental investment policies. Adoption of a new or revised policy is not intended to change current investment techniques employed for the fund. The Board recommends the following changes to the fund's fundamental investment policies:

A. DIVERSIFICATION


The Board recommends that the fund's fundamental policy with respect to diversification be revised to give the fund the maximum flexibility permitted by the 1940 Act. The Board recommends that shareholders vote to replace the fund's current fundamental investment policy with the following policy (additional or revised language is [underline] underlined [/underline]):

     The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities [underline]or other investment companies[/underline], and except that up to 25% of the fund's total assets may be invested without regard to this 5% limitation.

The percentage limits in the proposed policy are required under the 1940 Act. The amended policy makes one change from the current policy: subject to applicable 1940 Act requirements, it would permit the fund to invest without limit in the securities of other investment companies. Pursuant to an exemptive order granted by the Securities and Exchange Commission (the "SEC"), the fund may invest up to 25% of its total assets in a non-publicly offered money market fund managed by RiverSource Investments (the "cash pool fund"). The cash pool fund is not expected to pay investment advisory, management, or transfer agent fees, although it may do so subject to the conditions of the SEC order and Board approval. The cash pool fund will incur minimal costs for services, such as custodian and auditor fees. The investment manager anticipates that making use of the cash pool fund will benefit the fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities. If the proposal is approved, the cash pool


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                      B.10
fund is expected to serve as a principal option for managing the cash positions of the fund. Future amendments to the fund's fundamental diversification policy would continue to require shareholder approval.


B. TEN PERCENT LIMITATION IN SINGLE ISSUER

The Board recommends that the fund's fundamental policy with respect to investment in a single issuer be revised to permit the fund the maximum flexibility permitted by the 1940 Act. The Board recommends that shareholders vote to replace the fund's current fundamental investment policy with the following policy (additional language is underlined):


     The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, [underline]except that up to 25% of the Fund's assets may be invested without regard to this 10% limitation.[/underline]


The 10% percent limit in the proposed policy is required under the 1940 Act. Under the 1940 Act, a fund is permitted to invest up to 25% of its assets without regard to the 10% limitation. The Board recommends that shareholders amend the policy so that it reflects the terms of the 1940 Act. The proposal is not expected to materially affect the operation of the fund. However, the adoption of the proposed investment policy will standardize investment policies.

C. LENDING

The Board recommends that the fund's fundamental policies with respect to lending be replaced with the following policy:


     The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund's total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchases agreements.

Currently the fund has three policies with respect to lending. One policy limits lending of portfolio securities to 30% of net assets and the other policy limits cash loans to 5% of total assets. In addition, the fund has a policy prohibiting loans to the investment manager, or to board members and officers of the investment manager or the fund. This third policy simply states a prohibition of the 1940 Act and the fund is not required to declare this policy as a fundamental policy. It is proposed that all three of these policies be superseded by the policy stated above.

The proposal is not expected to materially affect the operation of the fund. However, the proposed policy would clarify that the fund can participate in an interfund borrowing and lending program with other RiverSource Funds, subject to the requirements of an SEC exemptive order. A fund may only borrow money for temporary purposes and may not borrow for leverage or


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                      B.11
investment purposes. Appropriate safeguards will be implemented to assure that the fund will not be disadvantaged by making loans to affiliated funds. The proposed policy also would confirm the fund's ability to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party by a company, government or other borrower. These types of securities may have additional risks beyond conventional debt securities because they may provide less legal protection for the fund, or there may be a requirement that the fund supply additional cash to a borrower on demand. Finally, the adoption of the proposed investment policy will advance the goal of standardizing investment policies.


D. BORROWING

The Board recommends that the fund's fundamental policy with respect to borrowing be replaced with the following policy:

     The fund may not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.


Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows RiverSource Investments greater flexibility in managing the fund's cash flow. The current policy limits borrowing to "emergency or extraordinary purposes". In order to avoid debate over what constitutes emergency or extraordinary purposes, it is proposed to revise the policy to reflect that the purposes, whatever the circumstances, must be temporary. The fund may not use borrowing for leverage or for investment purposes. In addition, the policy for certain funds includes a prohibition on borrowing "property". The Board recommends that this prohibition be deleted in order to standardize investment policies.


BOARD RECOMMENDATION AND VOTE REQUIRED. The Board recommends that shareholders approve the proposed changes. Changes in fundamental policies must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the any of the proposed changes is not approved, the fund will continue to operate under its current policy.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                      B.12

EXHIBIT C

MINNESOTA BUSINESS CORPORATION ACT SECTIONS 302A.471 AND 302A.473

Minnesota law requires that we provide you with a copy of the state law on dissenters' rights. Notwithstanding the provisions of the law set out below, the SEC has taken the position that use of state appraisal procedures by a registered mutual fund such as the Fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. As a result, if any shareholder elects to exercise dissenters' rights under Minnesota law, the Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

302A.471. RIGHTS OF DISSENTING SHAREHOLDERS

SUBDIVISION 1. ACTIONS CREATING RIGHTS. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

(a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

     (1)  alters or abolishes a preferential right of the shares;

     (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

     (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

     (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

(b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       C.1

(c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3; or

(e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

SUBDIVISION 2. BENEFICIAL OWNERS.

(a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

SUBDIVISION 3. RIGHTS NOT TO APPLY.

(a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       C.2

SUBDIVISION 4. OTHER RIGHTS. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473. PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS

SUBDIVISION 1. DEFINITIONS.

(a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

SUBDIVISION 2. NOTICE OF ACTION. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

SUBDIVISION 3. NOTICE OF DISSENT. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

SUBDIVISION 4. NOTICE OF PROCEDURE; DEPOSIT OF SHARES.

(a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

     (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       C.3

     (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

     (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

     (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

SUBDIVISION 5. PAYMENT; RETURN OF SHARES.

(a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

     (1) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

     (2) An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

     (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivision 7 and 8 apply.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       C.4

(c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

SUBDIVISION 6. SUPPLEMENTAL PAYMENT; DEMAND. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

SUBDIVISION 7. PETITION; DETERMINATION. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in a court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedures apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       C.5
any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

SUBDIVISION 8. COSTS; FEES; EXPENSES.

(a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       C.6

EXHIBIT D

Prospectus

[RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE(SM)
VARIABLE PORTFOLIO FUNDS

PROSPECTUS OCT. 28, 2005

RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund
(formerly AXP(R) Variable Portfolio - Equity Select Fund)


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.


This prospectus may contain information on Fund not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.


THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.





NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       D.1

TABLE OF CONTENTS

THE FUND                                                                   D.  3
RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND                       D.  3
Objective                                                                  D.  3
Principal Investment Strategies                                            D.  3
Principal Risks                                                            D.  5
Past Performance                                                           D.  6
Management                                                                 D.  7
FEES AND EXPENSES                                                          D.  8
OTHER INVESTMENT STRATEGIES AND RISKS                                      D.  9
INVESTMENT MANAGER AND COMPENSATION                                        D. 11
BUYING AND SELLING SHARES                                                  D. 14
Valuing Fund Shares                                                        D. 14
Purchasing Shares                                                          D. 14
Transferring/Selling Shares                                                D. 15
Market Timing                                                              D. 15
DISTRIBUTIONS AND TAXES                                                    D. 16
FINANCIAL HIGHLIGHTS                                                       D. 17

CORPORATE REORGANIZATION


On Sept. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) was spun off to shareholders of its parent corporation, American Express Company (American Express), and is now a separate public company, trading under the ticker symbol AMP. Ameriprise Financial provides administrative services to the Fund and is the parent company of the Fund's investment manager, RiverSource Investments, LLC, and the Fund's distributor, IDS Life Insurance Company. Ameriprise Financial and its subsidiaries are no longer affiliated with American Express.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       D.2

THE FUND

The Fund may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. The Fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The performance results of the Fund may differ significantly from any publicly-traded retail mutual fund.

PLEASE REMEMBER THAT YOU MAY NOT BUY (NOR WILL YOU OWN) SHARES OF THE FUND DIRECTLY. YOU INVEST BY BUYING A VARIABLE ANNUITY CONTRACT OR LIFE INSURANCE POLICY AND ALLOCATING YOUR PURCHASE PAYMENTS TO THE VARIABLE SUBACCOUNT OR VARIABLE ACCOUNT (THE SUBACCOUNTS) THAT INVESTS IN THE FUND.

RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND

OBJECTIVE

The Fund seeks to provide shareholders with growth of capital. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund will invest at least 80% of its net assets at the time of purchase in the common stocks of mid-capitalization companies. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy. The investment manager defines mid-cap companies as those whose market capitalization (number of shares outstanding multiplied by the share price) falls within the range of the Russell Midcap(R) Growth Index (the Index). The market capitalization range of the companies included within the Index was $1.2 billion to $15.9 billion as of Aug. 31, 2005. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to continue to hold a stock even if the company's market capitalization grows beyond the largest absolute market capitalization weighting held within the Index or falls below the market capitalization of the smallest company held within the Index.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       D.3

In pursuit of the Fund's objective, RiverSource Investments, LLC (the "investment manager" or "RiverSource Investments") chooses equity investments by:


-  Identifying companies that it believes exhibit the following traits:

   -  effective management,

   -  financial strength,

   -  growth potential, and

   -  competitive market position.

- Identifying sectors with growth potential and weighting purchases in those sectors more heavily.

- Considering market trends and identifying opportunities within multiple industries that offer a compelling risk/reward trade-off for shareholders.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-  The security is overvalued relative to alternative investments.

- The company has met the investment manager's earnings and/or growth expectations.

-  Political, economic, or other events could affect the company's performance.

- The company or the security continues to meet the other standards described above.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       D.4

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.


MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

MID-SIZED COMPANY RISK. Investments in mid-sized companies often involve greater risks than investments in larger, more established companies because mid-sized companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of mid-sized companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       D.5

PAST PERFORMANCE

The following bar chart and table provide some illustration of investing in the Fund by showing:

- how the Fund's performance has varied for each full calendar year shown on the bar chart below, and

- how the Fund's average annual total returns have varied over time compared to recognized indexes shown on the table below.


Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of fee waivers/expense caps, performance will be lower.


[CHART]

                RIVERSOURCE VP - MID CAP GROWTH FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

2002      -13.76%
2003      +22.57%
2004       +9.10%

During the period shown in the bar chart, the highest return for a calendar quarter was +12.45% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -13.46% (quarter ended Sept. 30, 2002).


The Fund's year-to-date return at Sept. 30, 2005 was +20.11%.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       D.6

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)


                                                       1 YEAR     SINCE INCEPTION
RiverSource VP - Mid Cap Growth Fund                    +9.10%       +3.67%(a)

Russell Midcap(R) Growth Index
(reflects no deduction for fees, expenses or taxes)    +15.48%       +2.45%(b)

Lipper Mid-Cap Growth Funds Index                      +14.03%       +0.00%(b)


(a) Inception date is May 1, 2001.
(b) Measurement period started May 1, 2001.


The Russell Midcap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid cap growth funds tracked by Lipper Inc. The index's net returns include net reinvested dividends. The Fund's performance is currently measured against this index for the purposes of determining the performance incentive adjustment.


MANAGEMENT

PORTFOLIO MANAGER(S). The portfolio manager responsible for the day-to-day management of the Fund is:

Duncan J. Evered, Portfolio Manager

-  Managed the Fund since 2001.

-  Joined RiverSource Investments (previously AEFC) in 1994.

-  Began investment career in 1984.

-  MBA, Stanford School of Business.


The Statement of Additional Information (SAI) provides additional information about the portfolio manager's compensation, management of other accounts and ownership of shares in the Fund.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       D.7

FEES AND EXPENSES

Because the Fund is the underlying investment vehicle for an annuity contract or life insurance policy, there is no sales charge for the purchase or sale of Fund shares. However, there may be charges associated with your annuity contract or life insurance policy, including those that may be associated with surrender or withdrawal. Any charges that apply to the subaccount and your contract or policy are described in the annuity contract or life insurance policy prospectus.

The summary below describes the Fund fees and expenses that you would pay if you buy a variable annuity or life insurance policy and allocate your purchase payments to subaccounts or premiums that invest in the Fund. This summary does not reflect any fees or sales charges imposed by your annuity contract or life insurance policy. Expenses are based on the Fund's most recent fiscal year adjusted to reflect current fees.

ANNUAL FUND OPERATING EXPENSES

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                                         FEE WAIVER/
                   MANAGEMENT    DISTRIBUTION       OTHER                  EXPENSE         NET
FUND                 FEES(a)    (12b-1) FEES(b)   EXPENSES(c)   TOTAL   REIMBURSEMENT  EXPENSES(e)
RiverSource VP -
Mid Cap Growth      0.58%(d)         0.13%           0.11%      0.82%       0.00%         0.82%

(a)  The Fund pays RiverSource Investments a fee for managing its assets.
(b) The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays IDS Life Insurance Company an annual fee of up to 0.125% of average daily net assets as payment for distributing its shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(c) Other expenses include taxes, brokerage commissions and other nonadvisory expenses, including administrative and custody services.
(d) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.07% for RiverSource VP - Mid Cap Growth Fund. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Equity Income Funds Index.
(e) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance adjustment, will not exceed 1.10% for RiverSource VP - Mid Cap Growth Fund.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       D.8

EXAMPLE

THIS EXAMPLE ASSUMES THAT YOU INVEST $10,000 TO A SUBACCOUNT THAT INVESTS IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR UNITS AT THE END OF THOSE PERIODS. THIS EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD
BE:

FUND                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
RiverSource VP - Mid Cap Growth Fund          $84      $262      $456     $1,018

THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THESE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.

OTHER INVESTMENT STRATEGIES AND RISKS

OTHER INVESTMENT STRATEGIES. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

UNUSUAL MARKET CONDITIONS. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       D.9

PORTFOLIO TURNOVER. Active trading may increase the amount of commissions or mark-ups paid to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

SECURITIES TRANSACTION COMMISSIONS. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

DIRECTED BROKERAGE. The Fund's Board of Directors has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                      D.10

INVESTMENT MANAGER AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource variable portfolio funds, and is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource variable portfolio funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as other investment products.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. A discussion regarding the basis for the Board approving the Investment Management Services Agreement is available in the Fund's most recent annual report.

ADDITIONAL SERVICES AND COMPENSATION

As described above, RiverSource Investments receives compensation for acting as the Fund's investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the RiverSource variable portfolio funds.

ADMINISTRATION SERVICES. RiverSource Investments provides or compensates others to provide administrative services to the RiverSource variable portfolio funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

CUSTODY SERVICES. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services for the RiverSource variable portfolio funds. In addition, Ameriprise Trust Company is paid for certain transaction fees and out of pocket expenses incurred while providing services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                      D.11

DISTRIBUTION SERVICES. IDS Life Insurance Company, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor or IDS Life), provides underwriting and distribution services to the RiverSource variable portfolio funds. Under the Distribution Agreement and related distribution plan(s), the distributor receives distribution and servicing fees. The distributor uses these fees to either pay financial advisors and/or to support its distribution and servicing activity. Fees paid by the Fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth in the SAI.

The SAI provides additional information about the services provided for the agreements set forth above.

PAYMENTS TO AFFILIATED INSURANCE COMPANIES

Currently, the RiverSource variable portfolio funds are sold exclusively as underlying investment options of variable insurance policies and annuity contracts (products) offered by IDS Life and other affiliated insurance companies (IDS Life). These products may include unaffiliated mutual funds as investment options, and IDS Life receives payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. Within Ameriprise Financial, Inc., IDS Life is allocated resources, including revenue earned by RiverSource Investments and its affiliates for providing investment management and other services to the RiverSource variable portfolio funds, as a result of including these funds in the products. The amount of payment from an unaffiliated fund or allocation from affiliates resources varies, and may be significant. The amount of the payment or allocation IDS Life receives from a fund may create an incentive for IDS Life and may influence its decision regarding which funds to include in a product. These arrangements are sometimes are referred to as "revenue sharing payments," and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, sub-accounting or recordkeeping services provided directly by IDS Life. See the product prospectus for more information regarding these payments and allocations.

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGER EXEMPTION. The Fund operates under an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                      D.12

ASSET ALLOCATION PROGRAM. The RiverSource Variable Portfolio Funds may be included as component funds in asset allocation programs (Programs). The Programs are available to owners of certain variable annuity contracts (contract owners), and, if available to you, is described in your annuity prospectus. Under the Programs, contract owners choose asset allocation model portfolios (model portfolios). Contract values are rebalanced on a quarterly basis and model portfolios are periodically updated. This quarterly rebalancing and periodic updating of the model portfolios can cause a component fund to incur transactional expenses as it raises cash for money flowing out of the component fund or to buy securities with money flowing into the component fund. Moreover, a large outflow of money from a fund may increase the expenses attributable to the assets remaining in the fund. These expenses can adversely affect the performance of the component fund, and could adversely affect those contract owners who own the component fund but do not participate in the Program. Large flows resulting in increased transactional expenses could detract from the achievement of a component fund's investment objective during a period of rising market prices; conversely, a large cash position may reduce the magnitude of a component fund's loss in the event of falling market prices, and provide the component fund with liquidity to make additional investments or to meet redemptions. Even if you do not participate in Programs, if you invest in a component fund, you may be impacted if the component fund is included in one or more model portfolios.

FUND HOLDINGS DISCLOSURE. The Fund's Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the Fund's SAI.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                      D.13

BUYING AND SELLING SHARES

VALUING FUND SHARES

The net asset value (NAV) is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. However, securities are valued primarily on the basis of market quotations obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of foreign securities and other securities such as small cap stocks or high yield bonds that may be traded infrequently, fair valuation may be used more frequently than for other funds. The Fund uses an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.

PURCHASING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

For further information concerning minimum and maximum payments and submission and acceptance of your application, see your annuity contract or life insurance policy prospectus.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                      D.14

TRANSFERRING/SELLING SHARES

There is no sales charge for the sale of Fund shares, but there may be charges associated with the surrender or withdrawal of your annuity contract or life insurance policy. Any charges that apply to the subaccount and your contract are described in your annuity contract or life insurance policy prospectus.

You may transfer all or part of your value in a subaccount investing in shares of the Fund to one or more of the other subaccounts investing in shares of other funds with different investment objectives.

You may provide instructions to sell any shares you have allocated to the subaccounts. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

Please refer to your annuity contract or life insurance policy prospectus for more information about transfers among subaccounts as well as surrenders and withdrawals.

MARKET TIMING


The Board of Directors has adopted a policy that the Fund will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a fund; for example, short-term trading funds that invest in securities that trade on overseas securities markets in order to take advantage of inefficiencies in the fund's pricing of those securities (the change in values of such securities between the close of the overseas markets and the close of the U.S. markets). This type of short-term trading is sometimes referred to as "arbitrage" market timing. Market timing may adversely impact a fund's performance by preventing portfolio managers from fully investing the assets of the fund, diluting the value of shares, or increasing the fund's transaction costs. To the extent the Fund has significant holdings in foreign securities, including emerging markets securities, small cap stocks and/or high yield bonds, the risks of market timing may be greater for the Fund than for other funds. The Fund is offered only through variable annuity contracts and life insurance policies, and shares of the Fund are held in affiliated insurance company subaccounts. Because insurance companies process contract and policyholder's Fund trades in the subaccounts on an omnibus basis, the Funds' Board of Directors has not adopted procedures to monitor market timing activity at the Fund level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level.


          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                      D.15

Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts and market timing policies and procedures.

The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented or restricted may impact the performance of the Fund.

DISTRIBUTIONS AND TAXES

The Fund distributes to shareholders (subaccounts) dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

REINVESTMENT

Since the distributions are automatically reinvested in additional Fund shares, the total value of your holdings will not change. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES

The Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code. Important: This information is a brief and selective summary of some of the tax rules that apply to the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

FEDERAL INCOME TAXATION OF SUBACCOUNTS, LIFE INSURANCE COMPANIES AND ANNUITY CONTRACTS OR LIFE INSURANCE POLICIES IS DISCUSSED IN YOUR ANNUITY CONTRACT OR LIFE INSURANCE POLICY PROSPECTUS.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                      D.16

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE RETURNS DO NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THESE CHARGES WOULD REDUCE TOTAL RETURN FOR ALL PERIODS SHOWN. THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.

RIVERSOURCE VP - MID CAP GROWTH FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                   2005       2004       2003       2002          2001(b)
Net asset value, beginning of period                         $10.11     $10.09     $ 8.54     $ 9.57        $10.27
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   (.04)      (.05)      (.05)      (.04)         (.01)
Net gains (losses) (both realized
and unrealized)                                                2.36        .07       1.60       (.99)         (.69)
------------------------------------------------------------------------------------------------------------------
Total from investment operations                               2.32        .02       1.55      (1.03)         (.70)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $12.43     $10.11     $10.09     $ 8.54        $ 9.57
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $  255     $  225     $  170     $   72        $   14
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                .82%       .85%      1.06%      1.10%(d)      1.10%(d),(e)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                                    (.32%)     (.49%)     (.71%)     (.76%)        (.45%)(e)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding
short-term securities)                                           34%        25%        19%        20%           19%
------------------------------------------------------------------------------------------------------------------
Total return(f)                                               23.03%       .13%     18.20%    (10.77%)       (6.82%)(g)
------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2001 (date the Fund became available) to Aug. 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.39% and 2.99% for the periods ended Aug. 31, 2002 and 2001, respectively.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(g)  Not annualized.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                      D.17

Additional information about the Funds and their investments is available in the Fund's SAI, annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds during their most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Funds or to make a shareholder inquiry, contact your financial advisor, investment professional or RiverSource Service Corporation.

RiverSource Variable Portfolio Funds
70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #s:

RiverSource Variable Portfolio - Mid Cap Growth Fund      811-3218

RIVERSOURCE VARIABLE PORTFOLIO FUNDS
200 Ameriprise Financial Center
Minneapolis, MN 55474


                                                                S-6466 Y (10/05)

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                      D.18

EXHIBIT E

BOARD EFFECTIVENESS COMMITTEE CHARTER

RESOLVED, That the Board Effectiveness Committee be composed of the independent members appointed annually by the Board and the Chair of the Board;

RESOLVED, That one member shall be appointed to Chair the Committee and the Committee shall meet upon call of the Chair;

RESOLVED, That the Committee will make recommendations to the Board on:

-  The responsibilities and duties of the Board;

- The criteria to be used to determine the size and structure of the Boards and the background and characteristics of independent Board members;

- The persons to serve as Board members based on approved criteria whenever necessary to fill a vacancy or in conjunction with a regular meeting of shareholders in which nominees are required to be submitted for a vote of shareholders;

- The annual evaluation of the Board's performance and the attendance of members; and

-  The compensation to be paid to independent members; and further

RESOLVED, That the Committee shall be assigned such further areas of responsibility as appropriate to assist the Board in meeting its fiduciary duties in an efficient and effective manner.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       E.1

                       THIS PAGE LEFT BLANK INTENTIONALLY

EXHIBIT F


THIS CHARTER IS SCHEDULED TO BE REVIEWED AT AN UPCOMING MEETING OF THE BOARD. AT THAT TIME, THE BOARD IS EXPECTED TO UPDATE THE CHARTER, INCLUDING CHANGING REFERENCES FROM AMERICAN EXPRESS FINANCIAL CORPORATION AND ITS SUBSIDIARIES TO AMERIPRISE FINANCIAL AND ITS SUBSIDIARIES. IN ADDITION, REFERENCES TO AMERICAN EXPRESS COMPANY WILL BE ELIMINATED.


JOINT AUDIT COMMITTEE CHARTER

MEMBERSHIP AND QUALIFICATIONS

The Joint Audit Committee shall consist of at least three members appointed by the Board. The Board may replace members of the Committee for any reason.

No member shall be an "interested person" as that term is defined in Section 2(a)(19) of the Investment Company Act, nor shall any member receive any compensations from the Fund except compensations for service as a member of the Board and Board committees.

At least one member of the Committee shall be an "audit committee financial expert." An "audit committee financial expert" means a person who has the following attributes:

- An understanding of generally accepted accounting principles and financial statements;

- The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

- Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

- An understanding of internal controls and procedures for financial reporting; and

-  An understanding of audit committee functions.

A person shall have acquired such attributes through:

- Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

- Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       F.1

- Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

-  Other relevant experience.

The Board shall determine "audit committee financial experts" annually.

PURPOSES OF THE COMMITTEE

The Committee is to assist independent members of the Boards in fulfilling their oversight responsibilities to the shareholders, potential shareholders and investment community relating to the reliability of financial reporting, the effectiveness and efficiency of operations, the work done by external auditors, the adequacy of internal controls, and the compliance with applicable laws and regulations by:

- Overseeing the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

- Overseeing, or, as appropriate, assisting Board oversight of, the quality and integrity of the Fund's financial statements and the independent audit thereof;

- Overseeing, or, as appropriate, assisting Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; and

- Approving prior to appointment the engagement of the Fund's independent auditor (Auditor) and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's Auditor.

The Auditor for the Fund shall report directly to the Committee.

DUTIES AND POWERS

To carry out its purposes, the Committee shall have the following duties and powers:

- Recommend the Auditor that the Committee believes is qualified to examine and report on the financial statements to the independent members of the Board within 90 days before or after the fiscal year end of the Fund;

-  Meet with representatives of the Auditor to:

   - Review and evaluate matters potentially affecting its independence and capabilities by:

      - Approving prior to appointment the professional services the Auditor requests to perform for American Express Financial Corporation and any of its subsidiaries that provide services to the Fund;

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       F.2

      - Considering the controls applied by the Auditor and measures taken by American Express Financial Corporation to assure that all items requiring pre-approval are identified and referred to the Committee in a timely fashion; and

      - Evaluating the auditor's independence by receiving a report on business relationships at each meeting setting forth the work it has been engaged to do for American Express Company or its subsidiaries.

   - Consider the scope of the annual audit and any special audits and review and approve the estimated fees to be charged;

   - Consider the information and comments from the Auditor with respect to the Fund's accounting and financial reporting policies, procedures and internal controls over financial reporting; the responses to the comments by American Express Financial Corporation; and possible improvements that can be made in the quality of the Fund's accounting and financial reporting;

- Meet with representatives of American Express Enterprise Risk and Assurance Services to:

   - Discuss its responsibility to the Fund with respect to its review of operations of American Express Financial Corporation and affiliates to the extent they pertain to the registered investment companies;

   - Consider its authority, including the support it receives from American Express Financial Corporation's senior management and American Express Company's General Auditor;

   - Discuss whether it complies with the Institute of Internal Auditors' "Standard for the Professional Practice of Internal Auditing;"

   -  Review its budget, staffing and proposed audit plans each year; and

   - Review reports issued by American Express Enterprise Risk and Assurance Services that pertain to American Express Financial Corporation's operations related to the registered investment companies.

- Encourage open lines of communications among the Committee, the Auditor, and American Express Enterprise Risk and Assurance Services to:

   - Consider information and comments from the Auditor with respect to the Fund's financial statements, including any adjustments to such statements recommended by the Auditor and to review the opinion of the Auditor;

   - Resolve any disagreements between American Express Financial Corporation and the Auditor;

   - Review, in connection with required certifications of Form N-CSR, any significant deficiencies in the design or operations of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving any person who has a significant role in the Fund's internal control over financial reporting;

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       F.3

   - Establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of American Express Financial Corporation of concerns about accounting or auditing matters, and address reports from attorneys or auditors of possible violations of federal or state laws or fiduciary duty;

   - Investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

- Consider the adequacy and effectiveness of internal controls, including the controls over computerized information systems, through discussions with the Auditor, American Express Enterprise Risk and Assurance Services and appropriate American Express Financial Corporation managers who provide reports to the Committee and elicit their recommendations for improving or identifying particular areas where new or more detailed controls or procedures are desirable giving particular emphasis to the adequacy of internal controls for exposing any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

- Request to be informed about all new or changed accounting principles and disclosure practices on a timely basis and inquire regarding the judgment and reasoning regarding the appropriateness, not just the acceptability, of the changes or proposed changes;

- Report the work of the Committee to the Board as frequently as the Committee deems appropriate;

- Review and assess the adequacy of the Committee's charter at least annually and recommend any changes to the Board;

- Meet at least once a year in a private meeting with each of the three following groups: the Auditor, the American Express Financial Corporation's management personnel responsible for the financial statements and recordkeeping of the Fund, the Senior Vice President - Enterprise Risk and Assurance Services for American Express Financial Corporation, and the General Auditor and Chief Operational Risk Officer for American Express Company;

- Consider such other matters as any Board or Committee deems appropriate and perform such additional tasks as directed by resolution of any Board;

- Conduct its own investigations into issues related to its responsibilities and is authorized to employ such professional and technical assistance as it deems necessary.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       F.4

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Auditor for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Committee members, at the expense of the Fund, as appropriate.

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services to one or more members. Any decisions of the member to grant pre-approvals shall be presented to the Committee at its next regularly scheduled meeting.

ROLE AND RESPONSIBILITIES

The function of the Committee is oversight; it is American Express Financial Corporation's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the Auditor's responsibility to plan and carry out a proper audit. Specifically, American Express Financial Corporation is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Auditor is responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in the Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the Auditor.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of American Express Financial Corporation's for preparing, or the Auditor for auditing, the financial statements. Members of the Committee are not employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       F.5

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

OPERATIONS

The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

The Committee may select one of its members to be the chair and may select a vice chair. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

The Committee shall meet on a regular basis and at least four times annually and is empowered to hold special meetings as circumstances require. The Chairperson or a majority of the members shall be authorized to call a meeting of the Committee or meetings may be fixed in advance by the Committee.

The agenda shall be prepared under the direction and control of the Chairperson.

The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund's bylaws.

The Committee shall have the authority to meet privately and to admit non-members individually. The Committee may also request to meet with internal legal counsel and compliance personnel of American Express Financial Corporation and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee shall evaluate its performance at least annually.




          RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND -- PROXY STATEMENT
                                       F.6

                                                                S-6383 A (12/05)

                                                                              THREE EASYWAYS TO VOTE
------------------------------------------------ ------------------------- ------------------------------ --------------------------
           RIVERSOURCE(SM) FUNDS                 To vote by Telephone      To vote by Internet            To vote by Mail
formerly known as American Express(R) Funds
               P.O. BOX 9132                     1) Read the proxy         1) Read the proxy statement    1) Read the proxy
           HINGHAM, MA 02043-9132                   statement and have        and have the proxy card        statement.
                                                    the proxy card at         at hand.                    2) Check the appropriate
                                                    hand.                  2) Go to www.proxyweb.com         boxes on the reverse
                                                 2) Call 1-888-221-0697    3) Follow the on-line             side.
                                                 3) Follow the recorded       directions.                 3) Sign and date the
                                                     instructions.                                           proxy card below.
                                                                                                          4) Return the proxy card
                                                                                                             in the envelope
                                                                                                             provided.

------------------------------------------------ ------------------------- ------------------------------ --------------------------

AXP VARIABLE PORTFOLIO - INVESTMENT SERIES, INC.                                                               RIVERSOURCE(SM) FUNDS
RIVERSOURCE VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND                              (formerly known as AMERICAN EXPRESS(R) FUNDS)
                                                                                       PROXY FOR THE REGULAR MEETING OF SHAREHOLDERS
                                                                                                                   FEBRUARY 15, 2006


Your fund will hold a shareholders' meeting in the Galaxy Room on the 50th floor of the IDS Center, 80 South Eighth Street, Minneapolis, MN, at 10:00 a.m. on
February 15, 2006. You are entitled to vote at the meeting if you were a contract holder on December 16, 2005. Please read the proxy statement and vote immediately by mail, telephone or internet, even if you plan to attend the meeting. Just follow the instructions on this proxy card. The Board of Directors recommends that you vote FOR each proposal.

The undersigned hereby appoints Arne H. Carlson and Leslie L. Ogg or either one of them, as proxies, with full power of substitution, to represent and to vote all of the shares allocated to the contract or policy of the undersigned at the regular meeting to be held on February 15, 2006, and any adjournment thereof.

                                                                                           Date __________________


                                                                                   Signature (Joint owners) (Sign in the Box)

                                                                        Note: Please sign this proxy exactly as your name (or names)
                                                                        appears on this card. Joint owners should each sign
                                                                        personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one
                                                                        name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                                                                                                                        AMPF VP - DH

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X)

PLEASE DO NOT USE FINE POINT PENS.

To vote FOR on all Proposals, mark this box (no other vote is necessary)  ->  ( )
                                                                                                FOR    AGAINST    ABSTAIN
1. Approve the Agreement and Plan of Reorganization.                                             0        0        0 1.

2. ELECTION OF BOARD MEMBERS.                                                                   FOR   WITHHOLD    FOR ALL
                                                                                                ALL      ALL      EXCEPT

   (01) Kathleen Blatz      (05) Jeffrey Laikind          (09) Alan K. Simpson                   0        0        0 2.
   (02) Arne H. Carlson     (06) Stephen R. Lewis, Jr.    (10) Alison Taunton-Rigby
   (03) Patricia M. Flynn   (07) Catherine James Paglia   (11) William F. Truscott
   (04) Anne P. Jones       (08) Vikki L. Pryor

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line below.)

___________________________________________________________________________________________
                                                                                                FOR    AGAINST    ABSTAIN

3. Approve an Amendment to the Articles of Incorporation.                                        0        0        0 3.


4. Approve an Investment Management Services Agreement with RiverSource Investments, LLC.        0        0        0 4.

If you do not mark a proposal, your proxy will be voted FOR the proposal.

                                                            PLEASE SIGN AND DATE ON THE REVERSE SIDE.
                                                                                                                        AMPF VP - DH

AXP(R) VARIABLE PORTFOLIO - INVESTMENT SERIES, INC.

   - RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund (formerly AXP Variable Portfolio - Strategy Aggressive Fund)

PROXY STATEMENT


                                                                   Dec. 16, 2005


HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR YOUR RIVERSOURCE VARIABLE PORTFOLIO FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT.


Q: WHAT CHANGES HAVE RECENTLY TAKEN PLACE?

On Sept. 30, the fund's investment manager, Ameriprise Financial, Inc. ("Ameriprise Financial") (formerly American Express Financial Corporation) was spun off from its parent company, American Express Company. The investment management functions were then moved to RiverSource Investments, LLC ("RiverSource Investments"), a wholly-owned subsidiary of Ameriprise Financial. The Board of Directors ("Board") changed the name of each fund and the funds are now listed in newspapers under RiverSource.


Q: WHY AM I BEING ASKED TO VOTE?


Mutual funds are required to get shareholders' approval for certain contracts and certain kinds of changes, like the ones included in this proxy statement.


Q: IS MY VOTE IMPORTANT?


Absolutely! While the Board of each RiverSource Fund has reviewed these changes and recommends you approve them, you have the right to voice your opinion. Until the Fund is sure that a quorum has been reached (50% of existing shares), it will continue to contact shareholders asking them to vote. These efforts cost money -- so please, vote immediately.


Q: WHAT AM I BEING ASKED TO VOTE ON?

Shareholders are being asked to vote on:

- The merger ("Reorganization") of RiverSource Variable Portfolio - Strategy Aggressive Fund and RiverSource Variable Portfolio - Mid Cap Growth Fund.

-  Election of Board members.

- An amendment to the Fund's Articles of Incorporation to permit the Board to establish the minimum account value and to change the name of the corporation to "RiverSource" consistent with the name of the fund.

- An Investment Management Services Agreement ("IMS Agreement") with RiverSource Investments.


We encourage you to read the full text of the proxy statement to obtain a more detailed understanding of the issues.


Q: IF APPROVED, WHEN WILL THE REORGANIZATION HAPPEN?

If shareholders approve the Reorganization, it will take place shortly after the shareholder meeting. In the interim, however, it will be important for the Fund to have a properly elected Board and an IMS Agreement that has been approved by shareholders.


Q: WHAT DO BOARD MEMBERS DO?

Board members represent the interests of the shareholders and oversee the management of the Fund.

Q: WHAT CHANGES ARE PROPOSED TO THE INVESTMENT MANAGEMENT SERVICES AGREEMENT?


While the spin off of Ameriprise Financial and transfer of the IMS Agreement to RiverSource Investments did not cause a termination of the IMS Agreement, the Board determined that it would be prudent to give shareholders an opportunity to vote on the IMS Agreement. The IMS Agreement also clarifies the circumstances under which the Board may change an index for purposes of calculating a performance incentive adjustment. Finally, the IMS Agreement eliminates transfer agency services, which will be provided under a separate agreement if shareholders approve the IMS Agreement.


Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?

After careful consideration, the Board recommends that you vote FOR each proposal.

Q: HOW DO I VOTE?

You can vote in one of four ways:

-  By mail with the enclosed proxy card

-  By telephone

-  By web site

-  In person at the meeting

Please refer to the enclosed voting instruction card for the telephone number and internet address.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?


If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call your financial advisor or call client services toll free at (877) 256-6085.

                       Statement of Additional Information

                                  Dec. 16, 2005

                  AXP(R) Variable Portfolio - Investment Series, Inc.


              RiverSource(SM) Variable Portfolio - Large Cap Equity Fund


This Statement of Additional Information ("SAI") consists of this cover page and incorporates by reference the following described documents, each of which has been previously filed and accompanies this Statement of Additional Information.

1. RiverSource Variable Portfolio - Large Cap Equity Fund's most recent SAI, dated Oct. 28, 2005.

2. RiverSource Variable Portfolio - Large Cap Equity Fund's most recent annual report, for the period ended Aug. 31, 2005.

3. RiverSource Variable Portfolio - New Dimensions Fund's most recent SAI, dated Oct. 28, 2005.

4. RiverSource Variable Portfolio - New Dimensions Fund's most recent annual report, for the period ended Aug. 31, 2005.


This SAI is not a prospectus. It should be read in conjunction with the proxy statement/prospectus, which may be obtained by calling (877) 256-6085 or writing RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

RiverSource VP - Large Cap Equity Fund (Buying Fund)

RiverSource VP - New Dimensions Fund (Selling Fund)


Introduction to Proposed Fund Merger

Aug. 31, 2005

The accompanying unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the two funds at and for the 12-month period ending Aug. 31, 2005. These statements have been derived from financial statements prepared for RiverSource VP - Large Cap Equity Fund and RiverSource VP - New Dimensions Fund as of Aug. 31, 2005. RiverSource VP - Large Cap Equity Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. RiverSource VP - New Dimensions Fund invests primarily in common stocks showing potential for significant growth and operating in areas where economic or technological changes are occurring.

Under the proposed Agreement and Plan of Reorganization, shares of the RiverSource VP - New Dimensions Fund would be exchanged for shares of the RiverSource VP - Large Cap Equity Fund.

The pro forma combining statements have been prepared to give the effect to the proposed transaction on the historical operation of the accounting survivor, RiverSource VP - Large Cap Equity Fund, as if the transaction had occurred at the beginning of the fiscal year ending Aug. 31, 2005.

--------------------------------------------------------------------------------
2    AXP Variable Portfolio -- Investment Series, Inc. -- RiverSource VP -
          Large Cap Equity Fund

RiverSource VP - Large Cap Equity Fund (Buying Fund)

RiverSource VP - New Dimensions Fund (Selling Fund)


Pro forma combining

Statement of assets and liabilities


                                                                RiverSourceVP - RiverSourceVP -
                                                                  Large Cap     New Dimensions   Pro forma            Pro forma
Aug. 31, 2005 (Unaudited)                                         Equity Fund        Fund       Adjustments           Combined
Assets
Investments in securities, at cost                            $2,453,308,825  $2,085,102,846 $        --           $4,538,411,671
                                                              --------------  -------------- -----------           --------------
Investments in securities, at value*                          $2,603,198,595  $2,243,508,518 $        --           $4,846,707,113
Cash in bank on demand deposit                                            --         103,595          --                  103,595
Foreign currency holdings for RiverSource
   VP - New Dimensions Fund identified cost $132)                         --             142          --                      142
Dividends and accrued interest receivable                          4,065,474       3,333,683          --                7,399,157
Receivable for investment securities sold                         14,018,617      21,513,093          --               35,531,710
                                                              --------------  -------------- -----------           --------------
Total assets                                                   2,621,282,686   2,268,459,031         --             4,889,741,717
                                                              --------------  -------------- -----------           --------------
Liabilities
Disbursements in excess of cash on demand deposit                    642,259              --          --                  642,259
Dividends payable to shareholders                                  5,955,728       3,103,263          --                9,058,991
Payable for investment securities purchased                       16,397,501      30,965,874          --               47,363,375
Payable upon return of securities loaned                          85,758,400      32,850,000          --              118,608,400
Accrued investment management services fee (Note 3)                1,412,824       1,265,405  (2,389,883)(a)              288,346
Accrued distribution fee                                             285,862         255,150          --                  541,012
Accrued transfer agency fee (Note 3)                                      --              --   3,120,673(b)             3,120,673
Accrued administrative services fee (Note 3)                         105,038          95,210      77,284(c)               277,532
Other accrued expenses (Note 3)                                      347,384         328,430    (235,451)(d),(e),(f)      440,363
                                                              --------------  -------------- -----------           --------------
Total liabilities                                                110,904,996      68,863,332     572,623              180,340,951
                                                              --------------  -------------- -----------           --------------
Net assets applicable to outstanding capital stock            $2,510,377,690  $2,199,595,699 $  (572,623)          $4,709,400,766
                                                              ==============  ============== ===========           ==============
Represented by
Capital stock -- $.01 par value (Note 4)                      $    1,168,709  $    1,425,895 $  (402,141)          $    2,192,463
Additional paid-in capital (Note 4)                            2,789,070,553   2,301,634,730     402,141            5,091,107,424
Undistributed (excess of distributions over)
   net investment income (Note 3)                                   (114,369)              1    (572,623)                (686,991)
Accumulated net realized gain (loss)                            (429,636,794)   (261,870,632)         --             (691,507,426)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities
   in foreign currencies                                         149,889,591     158,405,705          --              308,295,296
                                                              --------------  -------------- -----------           --------------
Total -- representing net assets applicable
   to outstanding capital stock                               $2,510,377,690  $2,199,595,699 $  (572,623)          $4,709,400,766
                                                              ==============  ============== ===========           ==============
Shares outstanding                                               116,870,943     142,589,501          --              219,246,319
Net asset value per share of outstanding capital stock        $        21.48  $        15.43 $        --           $        21.48
                                                              --------------  -------------- -----------           --------------
* Including securities on loan, at value                      $   83,948,719  $   32,556,000 $        --           $  116,504,719
                                                              --------------  -------------- -----------           --------------


See accompanying notes to pro forma financial statements.

--------------------------------------------------------------------------------
3    AXP Variable Portfolio -- Investment Series, Inc. -- RiverSource VP -
          Large Cap Equity Fund

RiverSource VP - Large Cap Equity Fund (Buying Fund)

RiverSource VP - New Dimensions Fund (Selling Fund)

Pro forma combining

Statement of operations


                                                                       RiverSource VP - RiverSource VP -
                                                                          Large Cap    New Dimensions    Pro forma     Pro forma
Year ended Aug. 31, 2005 (Unaudited)                                     Equity Fund        Fund       Adjustments    Combined
Investment income
Income:
Dividends                                                               $ 47,068,166   $ 44,123,215  $        --     $ 91,191,381
Interest                                                                   1,821,970      2,908,412           --        4,730,382
Fee income from securities lending                                           609,965         87,797           --          697,762
   Less foreign taxes withheld                                              (493,543)      (123,320)                     (616,863)
                                                                        ------------   ------------  -----------     ------------
Total income                                                              49,006,558     46,996,104           --       96,002,662
                                                                        ------------   ------------  -----------     ------------
Expenses:
Investment management services fee (Note 3)                               15,079,399     14,503,077   (2,389,883)(a)   27,192,593
Distribution fee                                                           3,171,288      3,323,835           --        6,495,123
Transfer agency fee (Note 3)                                                      --             --    3,120,673(b)     3,120,673
Administrative services fees and expenses (Note 3)                         1,227,017      1,284,313       77,284(c)     2,588,614
Custodian fees (Note 3)                                                      236,000        193,090     (189,090)(d)      240,000
Compensation of board members (Note 3)                                        21,085         23,776      (19,861)(e)       25,000
Printing and postage                                                         500,900        587,200           --        1,088,100
Audit fees (Note 3)                                                           27,000         26,500      (26,500)(f)       27,000
Other                                                                         50,238         49,637           --           99,875
                                                                        ------------   ------------  -----------     ------------
Total expenses                                                            20,312,927     19,991,428      572,623       40,876,978
Earnings credits on cash balances                                             (1,170)          (986)          --           (2,156)
                                                                        ------------   ------------  -----------     ------------
Total net expenses                                                        20,311,757     19,990,442      572,623       40,874,822
                                                                        ------------   ------------  -----------     ------------
Investment income (loss) -- net                                           28,694,801     27,005,662     (572,623)      55,127,840
                                                                        ------------   ------------  -----------     ------------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                 211,305,211    141,472,104           --      352,777,315
   Foreign currency transactions                                             (68,721)       (75,535)          --         (144,256)
   Futures contracts                                                              --         31,708           --           31,708
   Options contracts written                                                      --       (770,318)          --         (770,318)
                                                                        ------------   ------------  -----------     ------------
Net realized gain (loss) on investments                                  211,236,490    140,657,959           --      351,894,449
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies     57,887,507     27,273,899           --       85,161,406
                                                                        ------------   ------------  -----------     ------------
Net gain (loss) on investments and foreign currencies                    269,123,997    167,931,858           --      437,055,855
                                                                        ------------   ------------  -----------     ------------
Net increase (decrease) in net assets resulting from operations         $297,818,798   $194,937,520  $  (572,623)    $492,183,695
                                                                        ============   ============  ===========     ============


See accompanying notes to pro forma financial statements.

--------------------------------------------------------------------------------
4    AXP Variable Portfolio -- Investment Series, Inc. -- RiverSource VP -
          Large Cap Equity Fund

RiverSource VP - Large Cap Equity Fund (Buying Fund)

RiverSource VP - New Dimensions Fund (Selling Fund)


Notes to Pro Forma Financial Statements

(Unaudited as to Aug. 31, 2005)

1. BASIS OF COMBINATION

The unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the two funds at and for the 12-month period ending Aug. 31, 2005. These statements have been derived from financial statements prepared for the RiverSource VP - Large Cap Equity Fund and RiverSource VP - New Dimensions Fund as of Aug. 31, 2005.

Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The primary investments of each Fund are as follows:

RiverSource VP - Large Cap Equity Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

RiverSource VP - New Dimensions Fund invests primarily in common stocks showing potential for significant growth and operating in areas where economic or technological changes are occurring.


As of Aug. 31, 2005 all securities held by RiverSource VP - New Dimensions Fund would comply with the compliance guidelines and/or investment restrictions of RiverSource VP - Large Cap Equity Fund.


The pro forma statements give effect to the proposed transfer of the assets and liabilities of RiverSource VP - New Dimensions Fund in exchange shares of RiverSource VP - Large Cap Equity Fund under U.S. generally accepted accounting principles. The pro forma statements reflect estimates for the combined RiverSource VP - Large Cap Equity Fund based on the increased asset level of the merger and associated economies of scale, adjusted to reflect current fees.

The pro forma combining statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

The pro forma statement of operations give effect to the proposed transaction on the historical operations of the accounting survivor, RiverSource VP - Large Cap Equity Fund, as if the transaction had occurred at the beginning of the year presented.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Valuation of Securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities at the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost.

Federal Taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the subaccounts. No provision for income or excise taxes is thus required. The Fund is treated as a separate entity for federal income tax purposes.


--------------------------------------------------------------------------------
5    AXP Variable Portfolio -- Investment Series, Inc. -- RiverSource VP -
          Large Cap Equity Fund

3. PRO FORMA ADJUSTMENTS

(a) To reflect the decrease in investment management services fee due to the proposal to remove the transfer agent services and fees from the investment management services agreement and to reflect the increase in the Performance Incentive Adjustment (PIA) due to the Reorganization. The PIA for RiverSource VP - New Dimensions Fund was removed and a new PIA adjustment was calculated based on the RiverSource VP - New Dimensions Fund average net assets as of Aug. 31, 2005 and the RiverSource VP - Large Cap Equity Fund PIA rate. The adjustment also includes the impact of a special management fee waiver that will be in effect until August 2006 on the merged fund. This special management fee waiver is estimated to reduce the management fee ratio by approximately 0.01%.


(b)  To reflect the impact of the proposed new transfer agency agreement.


(c) To reflect the net increase in administrative services fees due to the Reorganization and the revised administrative services agreement.


(d)  To reflect the decrease in custodian fees due to Reorganization.

(e) To adjust for the change in the compensation of board members due to the Reorganization.

(f)  To reflect the reduction in audit fees due to the Reorganization.


4. CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of additional shares of RiverSource VP - Large Cap Equity Fund if the reorganization were to have taken place on Aug. 31, 2005. The pro forma number of shares outstanding of 219,246,319 consists of 102,375,376 shares assumed to be issued to shareholders of the RiverSource VP - New Dimensions Fund, plus 116,870,943 shares of the RiverSource VP - Large Cap Equity Fund outstanding as of Aug. 31, 2005.


--------------------------------------------------------------------------------
6    AXP Variable Portfolio -- Investment Series, Inc. -- RiverSource VP -
          Large Cap Equity Fund

COMBINED INVESTMENTS IN SECURITIES

RiverSource VP -- Large Cap Equity Fund

Aug. 31, 2005 (Unaudited)
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.0%)

ISSUER                                SHARES        SHARES        SHARES               VALUE(a)        VALUE(a)          VALUE(a)

                                   RIVERSOURCE   RIVERSOURCE
                                    VP LARGE        VP NEW                           RIVERSOURCE    RIVERSOURCE VP
                                       CAP        DIMENSIONS     PRO FORMA            LARGE CAP     NEW DIMENSIONS      PRO FORMA
                                   EQUITY FUND       FUND        COMBINED            EQUITY FUND         FUND            COMBINED
--------------------------------   -----------   -----------   ------------        --------------   --------------   --------------
AEROSPACE & DEFENSE (4.9%)
Boeing                                 212,396     1,082,624      1,295,020        $   14,234,781   $   72,557,460   $   86,792,241
Empresa Brasileira de
Aeronautica ADR                        161,855            --        161,855(c)          5,804,120               --        5,804,120
General Dynamics                        21,380            --         21,380             2,449,934               --        2,449,934
Goodrich                               167,030            --        167,030             7,653,315               --        7,653,315
Honeywell Intl                         348,182            --        348,182            13,328,407               --       13,328,407
Lockheed Martin                        226,556       459,049        685,605            14,100,845       28,571,210       42,672,055
Northrop Grumman                       135,790            --        135,790             7,616,461               --        7,616,461
United Technologies                    256,113     1,038,375      1,294,488            12,805,650       51,918,750       64,724,400
                                                                                   ------------------------------------------------
Total                                                                                  77,993,513      153,047,420      231,040,933
-----------------------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS (--%)
Lear                                    19,081            --         19,081               719,354               --          719,354
-----------------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES (0.1%)
Ford Motor                             135,585            --        135,585             1,351,782               --        1,351,782
General Motors                          71,387            --         71,387(d)          2,440,722               --        2,440,722
Harley-Davidson                         20,809            --         20,809             1,025,051               --        1,025,051
                                                                                   ------------------------------------------------
Total                                                                                   4,817,555               --        4,817,555
-----------------------------------------------------------------------------------------------------------------------------------
BEVERAGES (1.2%)
Coca-Cola                               30,301            --         30,301             1,333,244               --        1,333,244
Coca-Cola Enterprises                   71,049            --         71,049             1,587,945               --        1,587,945
PepsiCo                                401,200       563,855        965,055            22,005,820       30,927,447       52,933,267
                                                                                   ------------------------------------------------
Total                                                                                  24,927,009       30,927,447       55,854,456
-----------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY (2.3%)
Amgen                                  275,847       640,062        915,909(b)         22,040,176       51,140,954       73,181,130
Biogen Idee                            130,235            --        130,235(b)          5,489,405               --        5,489,405
Charles River Laboratories Intl         17,603            --         17,603(b)            894,584               --          894,584
Genentech                               95,361            --         95,361(b)          8,958,213               --        8,958,213
Genzyme                                     --       111,442        111,442(b)                 --        7,931,327        7,931,327
Gilead Sciences                        100,770       128,840        229,610(b)          4,333,110        5,540,163        9,873,273
Medlmmune                               60,712            --         60,712(b)          1,817,110               --        1,817,110
                                                                                   ------------------------------------------------
Total                                                                                  43,532,598       64,612,444      108,145,042
-----------------------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS (0.4%)
American Standard Companies             46,321       341,598        387,919             2,112,238       15,576,869       17,689,107
Masco                                   75,315            --         75,315             2,310,664               --        2,310,664
                                                                                   ------------------------------------------------
Total                                                                                   4,422,902       15,576,869       19,999,771
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS (2.7%)
Bank of New York                       180,467            --        180,467             5,516,876               --        5,516,876
Charles Schwab                              --     4,475,605      4,475,605                    --       60,554,936       60,554,936
E*TRADE Financial                      176,195            --        176,195(b)          2,819,120               --        2,819,120
Franklin Resources                     122,073            --        122,073             9,819,552               --        9,819,552
Investors Financial Services           243,157            --        243,157             8,539,674               --        8,539,674
Legg Mason                              18,914            --         18,914             1,977,080               --        1,977,080
Lehman Brothers Holdings                82,741            --         82,741             8,742,414               --        8,742,414
Merrill Lynch & Co                      91,326            --         91,326             5,220,194               --        5,220,194
Morgan Stanley                         318,794            --        318,794            16,217,052               --       16,217,052

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
7    AXP Variable Portfolio -- Investment Series, Inc. -- RiverSource VP -
          Large Cap Equity Fund

ISSUER                                SHARES        SHARES        SHARES               VALUE(a)        VALUE(a)          VALUE(a)

                                   RIVERSOURCE   RIVERSOURCE
                                    VP LARGE        VP NEW                           RIVERSOURCE    RIVERSOURCE VP
                                       CAP        DIMENSIONS     PRO FORMA            LARGE CAP     NEW DIMENSIONS      PRO FORMA
                                   EQUITY FUND       FUND        COMBINED            EQUITY FUND         FUND            COMBINED
--------------------------------   -----------   -----------   ------------        --------------   --------------   --------------
CAPITAL MARKETS (cont.)
Natl Financial Partners                 15,418            --         15,418        $      676,850   $           --   $      676,850
State Street                           146,180            --        146,180             7,064,879               --        7,064,879
                                                                                   ------------------------------------------------
Total                                                                                  66,593,691       60,554,936      127,148,627
-----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS (1.1%)
Dow Chemical                           328,894            --        328,894            14,208,222               --       14,208,222
Eastman Chemical                        30,921            --         30,921             1,483,280               --        1,483,280
El du Pont de Nemours & Co              70,797       585,201        655,998             2,801,437       23,156,404       25,957,841
Lyondell Chemical                       78,252            --         78,252             2,018,902               --        2,018,902
Monsanto                                88,060            --         88,060             5,621,750               --        5,621,750
RPM Intl                                45,918            --         45,918               870,146               --          870,146
                                                                                   ------------------------------------------------
Total                                                                                  27,003,737       23,156,404       50,160,141
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (3.7%)
Bank of America                      1,037,695       517,448      1,555,143            44,652,015       22,265,787       66,917,802
Commerce Bancorp                       174,618       791,704        966,322(d)          5,888,119       26,696,260       32,584,379
Fifth Third Bancorp                     43,227            --         43,227             1,790,030               --        1,790,030
ICICI Bank ADR                          61,620            --         61,620(c)          1,440,676               --        1,440,676
PNC Financial Services Group           158,556            --        158,556             8,915,604               --        8,915,604
Regions Financial                       39,108            --         39,108             1,279,614               --        1,279,614
US Bancorp                             269,512       567,938        837,450             7,875,141       16,595,148       24,470,289
Wachovia                               331,484            --        331,484            16,448,236               --       16,448,236
Wells Fargo & Co                       370,828            --        370,828            22,108,765               --       22,108,765
Western Alliance Bancorp                   500            --            500(b)             14,750               --           14,750
                                                                                   ------------------------------------------------
Total                                                                                 110,412,950       65,557,195      175,970,145
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES
(0.4%)
Apollo Group Cl A                       11,710            --         11,710(b)            921,109               --          921,109
Avery Dennison                          34,077            --         34,077             1,821,075               --        1,821,075
Cendant                                499,946            --        499,946            10,168,901               --       10,168,901
ITT Educational Services                    --        74,820         74,820(b)                 --        3,803,849        3,803,849
Waste Management                        43,383            --         43,383             1,189,996               --        1,189,996
                                                                                   ------------------------------------------------
Total                                                                                  14,101,081        3,803,849       17,904,930
-----------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (3.6%)
CIENA                                  400,994            --        400,994(b)            902,237               --          902,237
Cisco Systems                        1,331,729     2,087,296      3,419,025(b)         23,465,065       36,778,156       60,243,221
Corning                                202,863            --        202,863(b)          4,049,145               --        4,049,145
Motorola                               313,044     2,901,558      3,214,602             6,849,403       63,486,088       70,335,491
Nokia ADR                            1,098,333       822,683      1,921,016(c)         17,320,711       12,973,711       30,294,422
QUALCOMM                                89,889            --         89,889             3,569,492               --        3,569,492
                                                                                   ------------------------------------------------
Total                                                                                  56,156,053      113,237,955      169,394,008
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (5.8%)
Apple Computer                              --     1,078,900      1,078,900(b)                 --       50,632,777       50,632,777
Dell                                   797,850       931,464      1,729,314(b)         28,403,459       33,160,118       61,563,577
EMC                                  1,235,067     3,405,154      4,640,221(b)         15,882,962       43,790,280       59,673,242
Hewlett-Packard                        658,985            --        658,985            18,293,424               --       18,293,424
Intl Business Machines                 232,287            --        232,287            18,726,978               --       18,726,978
NCR                                         --     1,427,962      1,427,962(b)                 --       48,864,860       48,864,860
SanDisk                                     --       404,851        404,851(b)                 --       15,720,364       15,720,364
                                                                                   ------------------------------------------------
Total                                                                                  81,306,823      192,168,399      273,475,222
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE (0.6%)
Capital One Financial                  162,791            --        162,791            13,387,932               --       13,387,932
First Marblehead                       156,367            --        156,367(b,d)        4,523,697               --        4,523,697
MBNA                                   342,908            --        342,908             8,641,282               --        8,641,282
                                                                                   ------------------------------------------------
Total                                                                                  26,552,911               --       26,552,911
-----------------------------------------------------------------------------------------------------------------------------------

                   See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
8    AXP Variable Portfolio -- Investment Series, Inc. -- RiverSource VP -
          Large Cap Equity Fund

ISSUER                                SHARES        SHARES        SHARES               VALUE(a)        VALUE(a)          VALUE(a)

                                   RIVERSOURCE   RIVERSOURCE
                                    VP LARGE        VP NEW                           RIVERSOURCE    RIVERSOURCE VP
                                       CAP        DIMENSIONS     PRO FORMA            LARGE CAP     NEW DIMENSIONS      PRO FORMA
                                   EQUITY FUND       FUND        COMBINED            EQUITY FUND         FUND            COMBINED
--------------------------------   -----------   -----------   ------------        --------------   --------------   --------------
CONTAINERS & PACKAGING (0.1%)
Temple-Inland                           96,567            --         96,567        $    3,716,864   $           --   $    3,716,864
-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES
(4.0%)
CapitalSource                               --       798,720        798,720(b,e)               --       15,814,656       15,814,656
Citigroup                              971,360       428,267      1,399,627            42,516,426       18,745,247       61,261,673
Consumer Discretionary Select
Sector SPDR Fund                       321,153            --        321,153(d)         10,758,626               --       10,758,626
Contax Participacoes ADR               173,600            --        173,600(b,c)          113,014               --          113,014
Energy Select Sector SPDR Fund         353,229            --        353,229(d)         17,880,452               --       17,880,452
Health Care Select Sector SPDR
Fund                                   242,356            --        242,356             7,663,297               --        7,663,297
Industrial Select Sector SPDR
Fund                                   443,512            --        443,512(d)         13,207,787               --       13,207,787
iShares Dow Jones US Healthcare
Sector Index Fund                            1            --              1                    63               --               63
Jer Investors Trust                     52,027            --         52,027(b)            939,608               --          939,608
JPMorgan Chase & Co                    666,690            --        666,690            22,594,124               --       22,594,124
Materials Select Sector SPDR
Fund                                   564,765            --        564,765(d)         15,525,390               --       15,525,390
streetTracks Gold Trust                100,469            --        100,469(b)          4,358,345               --        4,358,345
Utilities Select Sector SPDR
Fund                                   560,728            --        560,728(d)         18,212,445               --       18,212,445
                                                                                   ------------------------------------------------
Total                                                                                 153,769,577       34,559,903      188,329,480
-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
SERVICES (5.9%)
ALLTEL                                 104,162            --        104,162             6,457,002               --        6,457,002
BellSouth                              316,339            --        316,339             8,316,552               --        8,316,552
Brasil Telecom Participacoes ADR        51,700            --         51,700(c)          1,884,465               --        1,884,465
Chunghwa Telecom ADR                   323,483            --        323,483(c,d)        6,227,048               --        6,227,048
Citizens Communications                 65,775            --         65,775               897,171               --          897,171
France Telecom                         108,944            --        108,944(c)          3,293,559               --        3,293,559
MCI                                    824,087            --        824,087            21,129,591               --       21,129,591
SBC Communications                     719,396            --        719,396            17,323,056               --       17,323,056
Sprint Nextel                        5,634,019     1,007,163      6,641,182           146,090,113       26,115,737      172,205,850
Tele Norte Leste Participacoes
ADR                                    240,500            --        240,500(c)          3,617,120               --        3,617,120
Telewest Global                      1,312,384            --      1,312,384(b,c)       29,134,925               --       29,134,925
Verizon Communications                 269,794            --        269,794             8,824,962               --        8,824,962
                                                                                   ------------------------------------------------
Total                                                                                 253,195,564       26,115,737      279,311,301
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES (0.7%)
Entergy                                 71,861            --         71,861             5,383,108               --        5,383,108
Exelon                                 187,497            --        187,497            10,104,212               --       10,104,212
FPL Group                               63,448            --         63,448             2,733,974               --        2,733,974
PPL                                     91,358            --         91,358             2,919,802               --        2,919,802
Southern                               197,695            --        197,695             6,800,708               --        6,800,708
TXU                                     17,077            --         17,077             1,656,811               --        1,656,811
Xcel Energy                             83,150            --         83,150             1,599,806               --        1,599,806
                                                                                   ------------------------------------------------
Total                                                                                  31,198,421               --       31,198,421
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (--%)
Emerson Electric                        30,604            --         30,604             2,059,037               --        2,059,037
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &
INSTRUMENTS (0.1%)
Flextronics Intl                       332,270            --        332,270(b,c)        4,339,446               --        4,339,446
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES
(1.9%)
Cooper Cameron                          31,274            --         31,274(b)          2,256,419               --        2,256,419
GlobalSantaFe                               --       321,761        321,761                    --       15,084,156       15,084,156
Halliburton                            178,637       214,225        392,862            11,070,135       13,275,523       24,345,658
Nabors Inds                             13,245            --         13,245(b,c)          887,415               --          887,415
Schlumberger                            82,125       138,515        220,640             7,081,639       11,944,148       19,025,787
Transocean                              82,054       299,413        381,467(b)          4,844,468       17,677,344       22,521,812
Weatherford Intl                        52,115            --         52,115(b)          3,528,707               --        3,528,707
                                                                                   ------------------------------------------------
Total                                                                                  29,668,783       57,981,171       87,649,954
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
9    AXP Variable Portfolio -- Investment Series, Inc. -- RiverSource VP -
          Large Cap Equity Fund

ISSUER                                SHARES        SHARES        SHARES               VALUE(a)        VALUE(a)          VALUE(a)

                                   RIVERSOURCE   RIVERSOURCE
                                    VP LARGE        VP NEW                           RIVERSOURCE    RIVERSOURCE VP
                                       CAP        DIMENSIONS     PRO FORMA            LARGE CAP     NEW DIMENSIONS      PRO FORMA
                                   EQUITY FUND       FUND        COMBINED            EQUITY FUND         FUND            COMBINED
--------------------------------   -----------   -----------   ------------        --------------   --------------   --------------
FOOD & STAPLES RETAILING (1.5%)
CVS                                    219,965       312,203        532,168        $    6,460,372   $    9,169,402   $   15,629,774
Rite Aid                               419,200            --        419,200(b)          1,710,336               --        1,710,336
Safeway                                 35,100     1,384,536      1,419,636               832,923       32,855,040       33,687,963
Wal-Mart Stores                        375,996            --        375,996            16,904,780               --       16,904,780
Whole Foods Market                          --        33,378         33,378                    --        4,314,440        4,314,440
                                                                                   ------------------------------------------------
Total                                                                                 25,908,41 1       46,338,882       72,247,293
-----------------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS (0.5%)
General Mills                           84,985            --         84,985             3,919,508               --        3,919,508
Kellogg                                382,428            --        382,428            17,335,461               --       17,335,461
                                                                                   ------------------------------------------------
Total                                                                                  21,254,969               --       21,254,969
-----------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES (0.1%)
ONEOK                                   82,195            --         82,195             2,794,630               --        2,794,630
-----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &
SUPPLIES (2.6%)
Alcon                                   14,912       110,934        125,846(c)          1,760,362       13,095,759       14,856,121
Baxter Intl                            512,718            --        512,718            20,677,916               --       20,677,916
Boston Scientific                      198,870            --        198,870(b)          5,345,626               --        5,345,626
Guidant                                136,997            --        136,997             9,677,468               --        9,677,468
Hospira                                 76,728            --         76,728(b)          3,056,844               --        3,056,844
Medtronic                              119,572       864,661        984,233             6,815,604       49,285,676       56,101,280
St. Jude Medical                            --       260,924        260,924(b)                 --       11,976,412       11,976,412
                                                                                   ------------------------------------------------
Total                                                                                  47,333,820       74,357,847      121,691,667
-----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &
SERVICES (3.3%)
Aetna                                   55,600            --         55,600             4,429,652               --        4,429,652
Amerisource Bergen                      26,344            --         26,344             1,967,106               --        1,967,106
Cardinal Health                        273,923            --        273,923            16,328,550               --       16,328,550
Caremark Rx                             32,244     2,996,491      3,028,735(b)          1,506,762       28,788,157       30,294,919
CIGNA                                   28,363            --         28,363             3,270,821               --        3,270,821
HCA                                    329,087            --        329,087            16,223,989               --       16,223,989
HealthSouth                            141,385            --        141,385(b)            749,341               --          749,341
Magellan Health Services               112,023            --        112,023(b)          3,971,215               --        3,971,215
McKesson                                33,396            --         33,396             1,558,591               --        1,558,591
Medco Health Solutions                 123,633            --        123,633(b)          6,091,398               --        6,091,398
UnitedHealth Group                     247,029     5,866,983      6,114,012            12,721,994       52,497,452       65,219,446
WellPoint                               52,714            --         52,714(b)          3,914,015               --        3,914,015
                                                                                   ------------------------------------------------
Total                                                                                  72,733,434       81,285,609      154,019,043
-----------------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE
(1.1%)
Carnival Unit                           38,990       409,176        448,166             1,923,767       20,188,744       22,112,511
McDonald's                             189,666            --        189,666             6,154,661               --        6,154,661
Royal Caribbean Cruises                     --       443,678        443,678                    --       18,953,924       18,953,924
Starbucks                                   --       104,678        104,678(b)                 --        5,133,409        5,133,409
                                                                                   ------------------------------------------------
Total                                                                                   8,078,428       44,276,077       52,354,505
-----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES (1.6%)
DR Horton                                   --       372,653        372,653                    --       13,758,349       13,758,349
Fortune Brands                          11,386            --         11,386               990,354               --          990,354
Harman Intl Inds                         3,093            --          3,093               319,816               --          319,816
Leggett & Platt                         35,886            --         35,886               868,800               --          868,800
Pulte Homes                                 --       617,761        617,761                    --       53,250,998       53,250,998
Tempur-Pedic Intl                      275,326            --        275,326(b,d)        4,424,489               --        4,424,489
                                                                                   ------------------------------------------------
Total                                                                                   6,603,459       67,009,347       73,612,806
-----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (3.0%)
Colgate-Palmolive                      118,267            --        118,267             6,209,018               --        6,209,018
Procter & Gamble                       541,006     1,336,822      1,877,828            30,015,013       74,166,885      104,181,898

                   See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
10   AXP Variable Portfolio -- Investment Series, Inc. -- RiverSource VP -
          Large Cap Equity Fund

ISSUER                                SHARES        SHARES        SHARES               VALUE(a)        VALUE(a)          VALUE(a)

                                   RIVERSOURCE   RIVERSOURCE
                                    VP LARGE        VP NEW                           RIVERSOURCE    RIVERSOURCE VP
                                       CAP        DIMENSIONS     PRO FORMA            LARGE CAP     NEW DIMENSIONS      PRO FORMA
                                   EQUITY FUND       FUND        COMBINED            EQUITY FUND         FUND            COMBINED
--------------------------------   -----------   -----------   ------------        --------------   --------------   --------------
HOUSEHOLD PRODUCTS (cont.)
Spectrum Brands                      1,061,963            --      1,061,963(b)     $   29,894,258   $           --   $   29,894,258
                                                                                   ------------------------------------------------
Total                                                                                  66,118,289       74,166,885      140,285,174
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (2.3%)
3M                                      17,455            --         17,455             1,241,923               --        1,241,923
General Electric                     1,017,112     1,389,623      2,406,735            34,185,135       46,705,229       80,890,364
Tyco Intl                              941,711            --        941,711(c)         26,207,817               --       26,207,817
                                                                                   ------------------------------------------------
Total                                                                                  61,634,875       46,705,229      108,340,104
-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE (2.0%)
ACE                                    390,185            --        390,185(c)         17,328,116               --       17,328,116
AFLAC                                   78,342            --         78,342             3,385,941               --        3,385,941
Allstate                                34,354            --         34,354             1,931,038               --        1,931,038
American Intl Group                    764,411            --        764,411            45,253,132               --       45,253,132
Assurant                                35,525            --         35,525             1,326,148               --        1,326,148
Chubb                                  104,029            --        104,029             9,046,362               --        9,046,362
Endurance Specialty Holdings            49,718            --         49,718(c)          1,824,651               --        1,824,651
First American                          45,584            --         45,584             1,896,750               --        1,896,750
Hartford Financial Services
Group                                  128,507            --        128,507             9,387,436               --        9,387,436
State Auto Financial                   104,098            --        104,098             3,171,866               --        3,171,866
                                                                                   ------------------------------------------------
Total                                                                                  94,551,440               --       94,551,440
-----------------------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL (0.7%)
Amazon.com                                  --        39,321         39,321(b)                 --        1,679,007        1,679,007
eBay                                   121,971       616,777        738,748(b)          4,938,606       24,973,300       29,911,906
                                                                                   ------------------------------------------------
Total                                                                                   4,938,606       26,652,307       31,590,913
-----------------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES
(1.7%)
Google Cl A                             61,381        57,703        119,084(b)         17,554,966       16,503,058       34,058,024
Yahoo!                                  98,159     1,245,077      1,343,236(b)          3,272,621       41,510,867       44,783,488
                                                                                   ------------------------------------------------
Total                                                                                  20,827,587       58,013,925       78,841,512
-----------------------------------------------------------------------------------------------------------------------------------
IT SERVICES (0.7%)
Accenture Cl A                         101,620            --        101,620(b,c)        2,479,528               --        2,479,528
Affiliated Computer Services
Cl A                                   108,745            --        108,745(b)          5,649,302               --        5,649,302
Automatic Data Processing               20,638            --         20,638               882,275               --          882,275
First Data                              12,429            --         12,429               516,425               --          516,425
Fiserv                                      --       260,259        260,259(b)                 --       11,677,821       11,677,821
Infosys Technologies ADR                13,582       110,409        123,991(c)            961,470        7,815,853        8,777,323
Ness Technologies                       98,103            --         98,103(b,c)          850,553               --          850,553
Paychex                                 53,322            --         53,322             1,819,880               --        1,819,880
Satyam Computer Services ADR            27,410            --         27,410(c)            750,212               --          750,212
                                                                                   ------------------------------------------------
Total                                                                                  13,909,645       19,493,674       33,403,319
-----------------------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS
(--%)
Mattel                                  86,769            --         86,769             1,564,445               --        1,564,445
-----------------------------------------------------------------------------------------------------------------------------------
MACHINERY (0.3%)
Caterpillar                            102,033            --        102,033             5,661,811               --        5,661,811
Illinois Tool Works                     37,671            --         37,671             3,174,912               --        3,174,912
Ingersoll-Rand Cl A                     20,063            --         20,063(c)          1,597,416               --        1,597,416
ITT Inds                                14,789            --         14,789             1,613,776               --        1,613,776
                                                                                   ------------------------------------------------
Total                                                                                  12,047,915               --       12,047,915
-----------------------------------------------------------------------------------------------------------------------------------
MEDIA (5.6%)
Comcast Cl A                           575,821            --        575,821(b)         17,706,496               --       17,706,496
Comcast Special Cl A                   176,589     2,093,041      2,269,630(b)          5,329,456       63,167,977       68,497,433
DreamWorks Animation SKG Cl AF              --       285,546        285,546(b)                 --        7,429,907        7,429,907
EchoStar Communications Cl A            54,364            --         54,364             1,627,115               --        1,627,115

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
11   AXP Variable Portfolio -- Investment Series, Inc. -- RiverSource VP -
          Large Cap Equity Fund

ISSUER                                SHARES        SHARES        SHARES               VALUE(a)        VALUE(a)          VALUE(a)

                                   RIVERSOURCE   RIVERSOURCE
                                    VP LARGE        VP NEW                           RIVERSOURCE    RIVERSOURCE VP
                                       CAP        DIMENSIONS     PRO FORMA            LARGE CAP     NEW DIMENSIONS      PRO FORMA
                                   EQUITY FUND       FUND        COMBINED            EQUITY FUND         FUND            COMBINED
--------------------------------   -----------   -----------   ------------        --------------   --------------   --------------
MEDIA (cont.)
Grupo Televisa ADR                      12,719            --         12,719(c)     $      798,753               --   $      798,753
Liberty Global Cl A                    210,881            --        210,881(b)         10,702,211               --       10,702,211
Liberty Media Cl A                   1,152,241            --      1,152,241(b)          9,575,123               --        9,575,123
News Corp Cl A                         584,264            --        584,264             9,470,919               --        9,470,919
NTL                                  1,138,226            --      1,138,226(b)         72,709,876               --       72,709,876
Time Warner                            884,077            --        884,077            15,842,660               --       15,842,660
Tribune                                 98,094            --         98,094             3,685,392               --        3,685,392
Viacom Cl B                            479,046            --        479,046            16,282,774               --       16,282,774
Vivendi Universal ADR                  822,960            --        822,960(c)         25,964,387               --       25,964,387
Walt Disney                            195,638            --        195,638             4,928,121               --        4,928,121
                                                                                   ------------------------------------------------
Total                                                                                 194,623,283       70,597,884      265,221,167
-----------------------------------------------------------------------------------------------------------------------------------
METALS & MINING (0.7%)
Agnico-Eagle Mines                      65,018            --         65,018(c)            850,435               --          850,435
Alcan                                   53,313            --         53,313(c)          1,761,995               --        1,761,995
Alcoa                                  132,671            --        132,671             3,554,256               --        3,554,256
Barrick Gold                            55,779            --         55,779(c)          1,462,525               --        1,462,525
Coeur d'Alene Mines                  1,279,365            --      1,279,365(b)          4,669,682               --        4,669,682
Glamis Gold                             77,714            --         77,714(b,c)        1,478,120               --        1,478,120
Harmony Gold Mining ADR                271,783            --        271,783(c)          2,057,397               --        2,057,397
Kinross Gold                           178,101            --        178,101(b,c)        1,125,598               --        1,125,598
Newmont Mining                         309,346            --        309,346            12,243,916               --       12,243,916
PAN American Silver                    134,400            --        134,400(b,c)        2,095,296               --        2,095,296
Stillwater Mining                       77,252            --         77,252(b)            620,334               --          620,334
                                                                                   ------------------------------------------------
Total                                                                                  31,919,554               --       31,919,554
-----------------------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED
POWER (0.7%)
Dominion Resources                     129,630       296,733        426,363             9,914,102       22,694,140       32,608,242
Duke Energy                             67,922            --         67,922             1,969,059               --        1,969,059
                                                                                   ------------------------------------------------
Total                                                                                  11,883,161       22,694,140       34,577,301
-----------------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL (2.2%)
Dollar General                          26,594            --         26,594               506,882               --          506,882
Federated Dept Stores                   60,134       403,671        463,805             4,148,043       27,845,226       31,993,269
JC Penney                              139,253            --        139,253             6,771,873               --        6,771,873
Kohls                                  128,843            --        128,843(b)          6,757,815               --        6,757,815
Nordstrom                                   --       521,366        521,366                    --       17,507,470       17,507,470
Target                                 175,628       606,777        782,405             9,440,006       32,614,264       42,054,270
                                                                                   ------------------------------------------------
Total                                                                                  27,624,619       77,966,960      105,591,579
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS (0.4%)
Xerox                                  172,334     1,314,322      1,486,656(b)          2,310,999       17,625,058       19,936,057
-----------------------------------------------------------------------------------------------------------------------------------
OIL & GAS (8.3%)
Anadarko Petroleum                     179,217            --        179,217            16,285,448               --       16,285,448
Apache                                  24,598       524,877        549,475             1,761,709       37,591,691       39,353,400
BP ADR                                 118,881            --        118,881(c)          8,129,083               --        8,129,083
Burlington Resources                    82,748       100,690        183,438             6,105,975        7,429,915       13,535,890
Chesapeake Energy                           --       677,608        677,608                    --       21,419,189       21,419,189
Chevron                                490,295            --        490,295            30,104,112               --       30,104,112
ConocoPhillips                         508,005       940,673      1,448,678            33,497,849       62,027,977       95,525,826
Devon Energy                           139,808            --        139,808             8,496,132               --        8,496,132
EnCana                                  18,850            --         18,850(c)            927,232               --          927,232
Exxon Mobil                          1,126,305       939,868      2,066,173            67,465,669       56,298,093      123,763,762
Marathon Oil                            52,190            --         52,190             3,356,339               --        3,356,339
Murphy Oil                                  --       141,197        141,197                    --        7,716,416        7,716,416
Newfield Exploration                    87,389            --         87,389(b)          4,126,509               --        4,126,509
Occidental Petroleum                    29,325            --         29,325             2,434,855               --        2,434,855
Royal Dutch Shell Cl A ADR              36,611            --         36,611             2,378,251               --        2,378,251

                   See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
12   AXP Variable Portfolio -- Investment Series, Inc. -- RiverSource VP -
          Large Cap Equity Fund

ISSUER                                SHARES        SHARES        SHARES               VALUE(a)        VALUE(a)          VALUE(a)

                                   RIVERSOURCE   RIVERSOURCE
                                    VP LARGE        VP NEW                           RIVERSOURCE    RIVERSOURCE VP
                                       CAP        DIMENSIONS     PRO FORMA            LARGE CAP     NEW DIMENSIONS      PRO FORMA
                                   EQUITY FUND       FUND        COMBINED            EQUITY FUND         FUND            COMBINED
--------------------------------   -----------   -----------   ------------        --------------   --------------   --------------
OIL & GAS (cont.)
Suncor Energy                               --       121,036        121,036(c)     $           --   $    7,172,593   $    7,172,593
Valero Energy                           68,445            --         68,445             7,289,393               --        7,289,393
                                                                                   ------------------------------------------------
Total                                                                                 192,358,556      199,655,874      392,014,430
-----------------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (0.2%)
Bowater                                 85,166            --         85,166             2,642,701               --        2,642,701
Intl Paper                             126,327            --        126,327             3,897,188               --        3,897,188
Weyerhaeuser                            41,006            --         41,006             2,666,210               --        2,666,210
                                                                                   ------------------------------------------------
Total                                                                                   9,206,099               --        9,206,099
-----------------------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS (0.9%)
Avon Products                          312,470            --        312,470            10,255,265               --       10,255,265
Gillette                               560,910            --        560,910            30,216,222               --       30,216,222
                                                                                   ------------------------------------------------
Total                                                                                  40,471,487               --       40,471,487
-----------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS (6.3%)
Abbott Laboratories                    269,161       228,591        497,752            12,147,236       10,316,312       22,463,548
AstraZeneca                             31,023            --         31,023(c)          1,424,335               --        1,424,335
Bristol-Myers Squibb                   294,908            --        294,908             7,216,399               --        7,216,399
Eli Lilly & Co                          61,250       120,523        181,773             3,369,975        6,631,175       10,001,150
GlaxoSmithKline ADR                     96,201            --         96,201(c)          4,686,913               --        4,686,913
Johnson & Johnson                      412,398       977,697      1,390,095            26,141,909       61,976,214       88,118,123
Merck & Co                             127,934       110,633        238,567             3,611,577        3,123,170        6,734,747
Novartis ADR                           307,602       120,896        428,498(c)         14,995,598        5,893,680       20,889,278
Pfizer                               1,610,146       973,481      2,583,627            41,010,418       24,794,561       65,804,979
Roche Holding ADR                      112,058            --        112,058(c)         15,549,684               --       15,549,684
Schering-Plough                        477,781       843,913      1,321,694            10,229,291       18,068,177       28,297,468
Sepracor                                    --       233,077        233,077(b)                 --       11,700,465       11,700,465
Wyeth                                  298,415            --        298,415            13,664,423               --       13,664,423
                                                                                   ------------------------------------------------
Total                                                                                 154,047,758      142,503,754      296,551,512
-----------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST
(0.3%)
Apartment Investment &
Management Cl A                         53,572            --         53,572             2,137,523               --        2,137,523
Equity Office Properties Trust         168,057            --        168,057             5,596,298               --        5,596,298
HomeBanc                               634,867            --        634,867             5,059,890               --        5,059,890
                                                                                   ------------------------------------------------
Total                                                                                  12,793,711               --       12,793,711
-----------------------------------------------------------------------------------------------------------------------------------
ROAD & RAIL (--%)
Norfolk Southern                        41,035            --         41,035             1,461,256               --        1,461,256
-----------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT (3.2%)
Analog Devices                         118,687            --        118,687             4,326,141               --        4,326,141
Applied Materials                      112,740            --        112,740             2,064,269               --        2,064,269
Broadcom Cl A                          179,263            --        179,263(b)          7,797,941               --        7,797,941
Credence Systems                        75,197            --         75,197(b)            666,997               --          666,997
Cypress Semiconductor                  266,707            --        266,707(b)          4,168,630               --        4,168,630
Freescale Semiconductor Cl A           289,706            --        289,706(b)          6,918,179               --        6,918,179
Freescale Semiconductor Cl B           234,094            --        234,094(b)          5,636,984               --        5,636,984
Intel                                1,155,828     1,923,197      3,079,025            29,727,897       49,464,627       79,192,524
Linear Technology                       77,272            --         77,272             2,930,927               --        2,930,927
Maxim Integrated Products                   61            --             61                 2,602               --            2,602
MEMC Electronic Materials              488,562            --        488,562(b)          8,237,155               --        8,237,155
Texas Instruments                      319,700       558,896        878,596            10,447,796       18,264,721       28,712,517
                                                                                   ------------------------------------------------
Total                                                                                  82,925,518       67,729,348      150,654,866
-----------------------------------------------------------------------------------------------------------------------------------
SOFTWARE (3.9%)
Adobe Systems                          118,585            --        118,585             3,206,538               --        3,206,538
Amdocs                                      --       404,090        404,090(b,c)               --       11,860,042       11,860,042
Autodesk                                    --       301,755        301,755                    --       13,035,816       13,035,816

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
13   AXP Variable Portfolio -- Investment Series, Inc. -- RiverSource VP -
          Large Cap Equity Fund

ISSUER                                SHARES        SHARES        SHARES               VALUE(a)        VALUE(a)          VALUE(a)

                                   RIVERSOURCE   RIVERSOURCE
                                    VP LARGE        VP NEW                           RIVERSOURCE    RIVERSOURCE VP
                                       CAP        DIMENSIONS     PRO FORMA            LARGE CAP     NEW DIMENSIONS      PRO FORMA
                                   EQUITY FUND       FUND        COMBINED            EQUITY FUND         FUND            COMBINED
--------------------------------   -----------   -----------   ------------        --------------   --------------   --------------
SOFTWARE (cont.)
BMC Software                            40,756            --         40,756(b)     $      815,120   $           --   $      815,120
Cadence Design Systems                 199,290            --        199,290(b)          3,190,633               --        3,190,633
Compuware                              152,296            --        152,296(b)          1,379,802               --        1,379,802
Electronic Arts                         62,535            --         62,535(b)          3,582,005               --        3,582,005
Macromedia                              67,159            --         67,159(b)          2,481,525               --        2,481,525
Mercury Interactive                    104,857            --        104,857(b)          3,845,106               --        3,845,106
Microsoft                            1,006,411     2,863,729      3,870,140            27,575,661       78,466,174      106,041,835
Novell                                 144,536            --        144,536(b)            951,047               --          951,047
Oracle                                 762,775            --        762,775(b)          9,893,192               --        9,893,192
Siebel Systems                         499,099            --        499,099             4,117,567               --        4,117,567
Symantec                               255,176       543,991        799,167(b)          5,353,592       11,412,931       16,766,523
TIBCO Software                          57,770            --         57,770(b)            441,363               --          441,363
                                                                                   ------------------------------------------------
Total                                                                                  66,833,151      114,774,963      181,608,114
-----------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL (1.7%)
AutoZone                                 4,766            --          4,766(b)            450,387               --          450,387
Advance Auto Parts                          --       541,705        541,705(b)                 --       33,006,086       33,006,086
Bed Bath & Beyond                       23,455            --         23,455(b)            951,100               --          951,100
Best Buy                                79,393            --         79,393             3,783,870               --        3,783,870
Circuit City Stores                     20,108            --         20,108               339,624               --          339,624
Gap                                     79,124            --         79,124             1,504,147               --        1,504,147
Home Depot                             265,948            --        265,948            10,723,024               --       10,723,024
Lowe's Companies                        56,053       397,879        453,932             3,604,768       25,587,598       29,192,366
Staples                                 54,137            --         54,137             1,188,849               --        1,188,849
                                                                                   ------------------------------------------------
Total                                                                                  22,545,769       58,593,684       81,139,453
-----------------------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY
GOODS (--%)
Coach                                   16,650            --         16,650             1,313,852               --        1,313,852
-----------------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE
(1.1%)
BankAtlantic Bancorp Cl A               12,521            --         12,521               213,483               --          213,483
Countrywide Financial                  570,011            --        570,011            19,260,671               --       19,260,671
Fannie Mae                             370,369            --        370,369            18,903,634               --       18,903,634
Freddie Mac                            212,849            --        212,849            12,851,823               --       12,851,823
Washington Mutual                       56,600            --         56,600             2,353,428               --        2,353,428
                                                                                   ------------------------------------------------
Total                                                                                  53,583,039               --       53,583,039
-----------------------------------------------------------------------------------------------------------------------------------
TOBACCO (1.1%)
Altria Group                           527,252       200,703        727,955            37,276,716       14,189,702       51,466,418
-----------------------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION
SERVICES (0.6%)
Hutchison Telecommunications
Intl ADR                               102,867            --        102,867(b,c)        1,867,036               --        1,867,036
KT Freetel                              36,500            --         36,500(c)            884,260               --          884,260
LG Telecom                             181,420            --        181,420(b,c)          979,036               --          979,036
Millicom Intl Cellular                 101,865            --        101,865(b,c)        1,956,827               --        1,956,827
NeuStar Cl A                           188,350            --        188,350(b)          5,181,509               --        5,181,509
02                                   1,060,231            --      1,060,231(c)          2,935,515               --        2,935,515
Orascom Telecom GDR                    178,294            --        178,294(c,d)        8,244,314               --        8,244,314
Telsp Celular Participacoes ADR        200,515            --        200,515(c)            832,137               --          832,137
Turkcell lletisim Hizmetleri ADR       130,441            --        130,441(c)          1,751,823               --        1,751,823
Vodafone Group ADR                     175,898            --        175,898(c)          4,793,221               --        4,793,221
                                                                                   ------------------------------------------------
Total                                                                                  29,425,678               --       29,425,678
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $4,307,005,072)                                                             $2,449,392,028   $2,165,930,878   $4,615,322,906
-----------------------------------------------------------------------------------------------------------------------------------

                   See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
14   AXP Variable Portfolio -- Investment Series, Inc. -- RiverSource VP -
          Large Cap Equity Fund

SHORT-TERM SECURITIES (4.9%)(e)

ISSUER                      EFFECTIVE       AMOUNT          AMOUNT             VALUE(a)          VALUE(a)          VALUE(a)
                              YIELD        PAYABLE         PAYABLE
                                         AT MATURITY     AT MATURITY

                                        RIVERSOURCE VP  RIVERSOURCE VP     RIVERSOURCE VP    RIVERSOURCE VP
                                          LARGE CAP     NEW DIMENSIONS        LARGE CAP      NEW DIMENSIONS       PRO FORMA
                                         EQUITY FUND         FUND            EQUITY FUND          FUND            COMBINED
-------------------------   ---------   -------------   --------------     ---------------   ---------------   ---------------
U.S. GOVERNMENT
 AGENCIES (1.3%)
Federal Home Loan Bank
 Disc Nt
  9/02/2005                      3.39%  $          --   $    1,000,000     $            --   $       999,812   $       999,812
  9/09/2005                      3.41      25,000,000               --          24,978,687                --        24,978,687
Federal Natl Mtge Assn
 Disc Nts
  9/07/2005                      3.25      20,000,000               --          19,987,362                --        19,987,362
  9/14/2005                      3.31      14,600,000               --          14,581,206                --        14,581,206
                                                                           ---------------------------------------------------
Total                                                                           59,547,255           999,812        60,547,067
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.6%)
Barton Capital
  9/9/2005                       3.51              --       10,000,000(f)               --         9,991,225         9,991,225
Fairway Finance
  10/3/2005                      3.62      15,000,000               --(f)       14,950,363                --        14,950,363
Falcon Asset
 Securitization
  9/14/2005                      3.51      10,000,000               --(f)        9,986,350                --         9,986,350
General Electric Capital
  9/01/2005                      3.56              --       28,100,000                  --        28,097,221        28,097,221
HSBC Finance
  9/01/2005                      3.56       4,400,000               --           4,399,565                --         4,399,565
Jupiter Securitization
  9/08/2005                      3.51              --       10,000,000(f)               --         9,992,200         9,992,200
  9/29/2005                      3.60      10,000,000               --(f)        9,971,080                --         9,971,080
Nieuw Amsterdam
  9/12/2005                      3.51      10,000,000               --(f)        9,988,300                --         9,988,300
  10/03/2005                     3.61      10,000,000               --(f)        9,967,000                --         9,967,000
Old Line Funding
  9/01/2005                      3.56              --       28,500,000(f)               --        28,497,182        28,497,182
Thunder Bay Funding LLC
  9/01/2005                      3.47      15,000,000               --(f)       14,998,554                --        14,998,554
Windmill Funding
  9/01/2005                      3.42      20,000,000               --(f)       19,998,100                --        19,998,100
                                                                           ---------------------------------------------------
                                                                                94,259,312        76,577,828       170,837,140
------------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM
 SECURITIES
(Cost: $231,406,599)                                                       $   153,806,567   $    77,577,640   $   231,384,207
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN
 SECURITIES
(Cost: $4,538,411,671)(g)                                                  $ 2,603,198,595   $ 2,243,508,518   $ 4,846,707,113
==============================================================================================================================

                   See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
15   AXP Variable Portfolio -- Investment Series, Inc. -- RiverSource VP -
          Large Cap Equity Fund

NOTES TO COMBINED INVESTMENTS IN SECURITIES


(a) Securities are valued by procedures described in Note 2 to the pro forma financial statements.


(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2005, the value of foreign securities represented 6.2% of net assets.

(d)  At Aug. 31, 2005, security was partially or fully on loan.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.5% of net assets. 2.4% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $138,340,354 or 2.9% of net assets.

(g) At Aug. 31, 2005, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost was:

                                                                           RIVERSOURCE VP    RIVERSOURCE VP
                                                                              LARGE CAP      NEW DIMENSIONS       PRO FORMA
                                                                             EQUITY FUND          FUND            COMBINED
                                                                           ---------------   ---------------   ---------------
Cost of securities for federal income tax purposes:                        $ 2,466,772,565   $ 2,092,065,153   $ 4,558,837,718

Unrealized appreciation                                                    $   202,510,414   $   216,794,917   $   419,305,331
Unrealized depreciation                                                        (66,084,384)      (65,351,552)     (131,435,936)
------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                                $   136,426,030   $   151,443,365   $   287,869,395
------------------------------------------------------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

                                                             S-6391-20 A (12/05)

                       Statement of Additional Information

                                  Dec. 16, 2005

                  AXP(R) Variable Portfolio - Investment Series, Inc.

                RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund

This Statement of Additional Information ("SAI") consists of this cover page and incorporates by reference the following described documents, each of which has been previously filed and accompanies this Statement of Additional Information.

1. RiverSource Variable Portfolio - Mid Cap Growth Fund's most recent SAI, dated Oct. 28, 2005.

2. RiverSource Variable Portfolio - Mid Cap Growth Fund's most recent annual report, for the period ended Aug. 31, 2005.

3. RiverSource Variable Portfolio - Strategy Aggressive Fund's most recent SAI, dated Oct. 28, 2005.

4. RiverSource Variable Portfolio - Strategy Aggressive Fund's most recent annual report, for the period ended Aug. 31, 2005.


This SAI is not a prospectus. It should be read in conjunction with the proxy statement/prospectus, which may be obtained by calling (877) 256-6085 or writing RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

RiverSource VP - Mid Cap Growth Fund (Buying Fund)

RiverSource VP - Strategy Aggressive Fund (Selling Fund)


Introduction to Proposed Fund Merger

Aug. 31, 2005

The accompanying unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the two funds at and for the 12-month period ending Aug. 31, 2005. These statements have been derived from financial statements prepared for RiverSource VP - Mid Cap Growth Fund and RiverSource VP - Strategy Aggressive Fund as of Aug. 31, 2005. RiverSource VP - Mid Cap Growth Fund invests primarily in equity securities of medium-sized companies. RiverSourceVP - Strategy Aggressive Fund invests primarily in securities of growth companies.

Under the proposed Agreement and Plan of Reorganization, shares of the RiverSource VP - Strategy Aggressive Fund would be exchanged for shares of the RiverSource VP - Mid Cap Growth Fund.

The pro forma combining statements have been prepared to give effect to the proposed transaction on the historical operations of the accounting survivor, RiverSource VP - Mid Cap Growth Fund, as if the transaction had occurred at the beginning of the fiscal year ending Aug. 31, 2005.

2 -- AXP Variable Portfolio - Investment Series, Inc. --
        RiverSource VP - Mid Cap  Growth Fund

RiverSource VP - Mid Cap Growth Fund (Buying Fund)

RiverSource VP - Strategy Aggressive Fund (Selling Fund)


Pro forma combining

Statement of assets and liabilities


                                                                 RiverSource     RiverSource
                                                                 VP - Mid Cap   VP - Strategy   Pro forma            Pro forma
Aug. 31, 2005 (Unaudited)                                         Growth Fund   Aggressive Fund Adjustments           Combined
Assets
Investments in securities, at cost                              $204,206,933 $   529,347,835   $      --          $   733,554,768
                                                                ------------ ---------------   ---------          ---------------
Investments in securities, at value*                            $255,619,816 $   707,657,563   $      --          $   963,277,379
Cash in bank on demand deposit                                        99,982          29,118          --                  129,100
Dividends and accrued interest receivable                            149,793         302,168          --                  451,961
Receivable for investment securities sold                          1,194,644         243,370          --                1,438,014
                                                                ------------ ---------------   ---------          ---------------
Total assets                                                     257,064,235     708,232,219          --              965,296,454
                                                                ------------ ---------------   ---------          ---------------
Liabilities
Payable for investment securities purchased                        1,595,133       3,354,433          --                4,949,566
Payable upon return of securities loaned                                  --      17,617,900          --               17,617,900
Accrued investment management services fee (Note 3)                  150,466         396,923    (415,325)(a)              132,064
Accrued distribution fee                                              28,952          77,974          --                  106,926
Accrued transfer agency fee (Note 3)                                      --              --     604,376(b)               604,376
Accrued administrative services fee (Note 3)                          13,869          34,580      14,686(c)                63,135
Other accrued expenses (Note 3)                                       71,249         105,209     (47,856)(d),(e),(f)      128,602
                                                                ------------ ---------------   ---------          ---------------
Total liabilities                                                  1,859,669      21,587,019     155,881               23,602,569
                                                                ------------ ---------------   ---------          ---------------
Net assets applicable to outstanding capital stock              $255,204,566 $   686,645,200   $(155,881)         $   941,693,885
                                                                ============ ===============   =========          ===============
Represented by
Capital stock -- $.01 par value (Note 4)                        $    205,276 $       830,200   $(277,916)         $       757,560
Additional paid-in capital (Note 4)                              190,702,436   1,845,692,516     277,916            2,036,672,868
Undistributed (excess of distributions over)
   net investment income (Note 3)                                         --              (1)   (155,881)                (155,882)
Accumulated net realized gain (loss)                              12,883,971  (1,338,187,243)         --           (1,325,303,272)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities
   in foreign currencies                                          51,412,883     178,309,728          --              229,722,611
                                                                ------------ ---------------   ---------          ---------------
Total -- representing net assets applicable
   to outstanding capital stock                                 $255,204,566 $   686,645,200   $(155,881)         $   941,693,885
                                                                ============ ===============   =========          ===============
Shares outstanding                                                20,527,588      83,019,997          --               75,756,013
                                                                ------------ ---------------   ---------          ---------------
Net asset value per share of outstanding capital stock          $      12.43 $          8.27   $      --          $         12.43
                                                                ------------ ---------------   ---------          ---------------
* Including securities on loan, at value                        $         -- $    17,417,130   $      --          $    17,417,130
                                                                ------------ ---------------   ---------          ---------------


See accompanying notes to pro forma financial statements.

3 -- AXP Variable Portfolio - Investment Series, Inc. --
        RiverSource VP - Mid Cap  Growth Fund

RiverSource VP - Mid Cap Growth Fund (Buying Fund)

RiverSource VP - Strategy Aggressive Fund (Selling Fund)


Pro forma combining

Statement of operations


                                                                          RiverSource   RiverSource
                                                                          VP - Mid Cap VP - Strategy    Pro forma     Pro forma
Year ended Aug. 31, 2005 (Unaudited)                                       Growth Fund Aggressive Fund  Adjustments    Combined
Investment income
Income:
Dividends                                                                 $1,083,028   $  2,621,092    $      --     $  3,704,120
Interest                                                                     149,402        716,232           --          865,634
Fee income from securities lending                                                --         78,917           --           78,917
                                                                          ----------   ------------    ---------     ------------
Total income                                                               1,232,430      3,416,241           --        4,648,671
                                                                          ----------   ------------    ---------     ------------
Expenses:
Investment management services fee (Note 3)                                1,435,137      4,288,049     (415,325)(a)    5,307,861
Distribution fee                                                             310,975        946,936           --        1,257,911
Transfer agency fee (Note 3)                                                      --             --      604,376(b)       604,376
Administrative services fees and expenses (Note 3)                           151,155        431,432       14,686(c)       597,273
Custodian fees (Note 3)                                                       48,280         61,900      (19,180)(d)       91,000
Compensation of board members (Note 3)                                         9,676         12,935       (9,676)(e)       12,935
Printing and postage                                                          55,300        152,510           --          207,810
Audit fees (Note 3)                                                           19,000         23,500      (19,000)(f)       23,500
Other                                                                          1,870         13,438           --           15,308
                                                                          ----------   ------------    ---------     ------------
Total expenses                                                             2,031,393      5,930,700      155,881        8,117,974
   Earnings credits on cash balances                                          (3,943)        (1,129)          --           (5,072)
                                                                          ----------   ------------    ---------     ------------
Total net expenses                                                         2,027,450      5,929,571      155,881        8,112,902
                                                                          ----------   ------------    ---------     ------------
Investment income (loss) -- net                                             (795,020)    (2,513,330)    (155,881)      (3,464,231)
                                                                          ----------   ------------    ---------     ------------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                  19,871,209     65,875,966           --       85,747,175
   Foreign currency transactions                                                (907)        (2,849)          --           (3,756)
                                                                          ----------   ------------    ---------     ------------
Net realized gain (loss) on investments                                   19,870,302     65,873,117           --       85,743,419
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies     31,461,353     86,549,108           --      118,010,461
                                                                          ----------   ------------    ---------     ------------
Net gain (loss) on investments and foreign currencies                     51,331,655    152,422,225           --      203,753,880
                                                                          ----------   ------------    ---------     ------------
Net increase (decrease) in net assets resulting from operations          $50,536,635   $149,908,895    $(155,881)    $200,289,649
                                                                         ===========   ============    =========     ============


See accompanying notes to pro forma financial statements.

4 -- AXP Variable Portfolio - Investment Series, Inc. --
        RiverSource VP - Mid Cap  Growth Fund

RiverSource VP - Mid Cap Growth Fund (Buying Fund)

RiverSource VP - Strategy Aggressive Fund (Selling Fund)


Notes to Pro Forma Financial Statements

(Unaudited as to Aug. 31, 2005)

1. BASIS OF COMBINATION

The unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the two funds at and for the 12-month period ending Aug. 31, 2005. These statements have been derived from financial statements prepared for the RiverSource VP - Mid Cap Growth Fund and RiverSource VP - Strategy Aggressive Fund as of Aug. 31, 2005.

Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The primary investments of each Fund are as follows:

RiverSource VP - Mid Cap Growth Fund invests primarily in equity securities of medium-sized companies.


RiverSource VP - Strategy Aggressive Fund invests primarily in securities of growth companies.

As of Aug. 31, 2005, all securities held by RiverSource VP - Strategy Aggressive Fund would comply with the compliance guidelines and/or investment restrictions of RiverSource VP - Mid Cap Growth Fund.


The pro forma statements give effect to the proposed transfer of the assets and liabilities of RiverSource VP - Strategy Aggressive Fund in exchange shares of RiverSource VP - Mid Cap Growth Fund under U.S. generally accepted accounting principles. The pro forma statements reflect estimates for the combined RiverSource VP - Mid Cap Growth Fund based on the increased asset level of the merger and associated economies of scale, adjusted to reflect current fees.

The pro forma combining statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.


The pro forma statement of operations give effect to the proposed transaction on the historical operations of the accounting survivor, RiverSource VP - Mid Cap Growth Fund, as if the transaction had occurred at the beginning of the year presented.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Valuation of Securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities at the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost.

Federal Taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the subaccounts. No provision for income or excise taxes is thus required. The Fund is treated as a separate entity for federal income tax purposes.


5 -- AXP Variable Portfolio - Investment Series, Inc. --
        RiverSource VP - Mid Cap  Growth Fund

3.   PRO FORMA ADJUSTMENTS

(a) To reflect the impact of the proposal to remove the transfer agent services and fees from the investment management services agreement. The Performance Incentive Adjustment (PIA) for RiverSource VP - Strategy Aggressive Fund was removed and a new PIA adjustment was calculated based on the RiverSource VP - Strategy Aggressive Fund average net assets as of Aug. 31, 2005 and the RiverSource VP - Mid Cap Growth Fund PIA rate.


(b)  To reflect the impact of the proposed new transfer agency agreement.


(c) To reflect the net increase in administrative services fees due to the Reorganization and the revised administrative services agreement.


(d)  To reflect the decrease in custodian fees due to the Reorganization.

(e) To adjust for the change in the compensation of board members due to the Reorganization.

(f)  To reflect the reduction in audit fees due to the Reorganization.


4.   CAPITAL SHARES


The pro forma net asset value per share assumes the issuance of additional shares of RiverSource VP - Mid Cap Growth Fund if the reorganization were to have taken place on Aug. 31, 2005. The pro forma number of shares outstanding of 75,756,013 consists of 55,228,425 shares assumed to be issued to shareholders of the RiverSource VP - Strategy Aggressive Fund, plus 20,527,588 shares of the RiverSource VP - Mid Cap Growth Fund outstanding as of Aug. 31, 2005.

6 -- AXP Variable Portfolio - Investment Series, Inc. --
        RiverSource VP - Mid Cap  Growth Fund

Combined Investments in Securities


RiverSource VP - Mid Cap Growth Fund


Aug. 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks (97.0%)
Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource    RiverSource                        RiverSource    RiverSource
                                   VP - Mid Cap  VP - Strategy    Pro forma          VP - Mid Cap   VP - Strategy  Pro forma
                                    Growth Fund  Aggressive Fund   Combined           Growth Fund  Aggressive Fund  Combined
Aerospace & Defense (1.9%)
Precision Castparts                        --         82,500        82,500                   $--    $7,976,100     $7,976,100
Rockwell Collins                           --        210,100       210,100                    --    10,112,113     10,112,113
Total                                                                                         --    18,088,213     18,088,213

Air Freight & Logistics (1.6%)
CH Robinson Worldwide                      --        123,000       123,000                    --     7,595,250      7,595,250
UTI Worldwide                              --        104,000       104,000(c)                 --     7,847,840      7,847,840
Total                                                                                         --    15,443,090     15,443,090

Biotechnology (8.2%)
Amylin Pharmaceuticals                     --        222,100       222,100(b,d)               --     7,273,775      7,273,775
Biogen Idec                            52,016             --        52,016(b)          2,192,474            --      2,192,474
Genzyme                                    --        178,900       178,900(b)                 --    12,732,313     12,732,313
Gilead Sciences                        62,586        408,300       470,886(b)          2,691,198    17,556,900     20,248,098
Invitrogen                             60,944        161,355       222,299(b)          5,163,785    13,671,609     18,835,394
MedImmune                             118,573             --       118,573(b)          3,548,890            --      3,548,890
OSI Pharmaceuticals                    31,342        159,000       190,342(b)          1,028,018     5,215,200      6,243,218
Techne                                102,844             --       102,844(b)          5,859,023            --      5,859,023
Total                                                                                 20,483,388    56,449,797     76,933,185

Capital Markets (2.5%)
Green Hill & Co LLC                        --         96,900        96,900                    --     3,897,318      3,897,318
Investors Financial Services           73,695        169,300       242,995             2,588,168     5,945,816      8,533,984
Legg Mason                             71,907             --        71,907             7,516,439            --      7,516,439
T Rowe Price Group                     53,502             --        53,502             3,370,626            --      3,370,626
Total                                                                                 13,475,233     9,843,134     23,318,367

Chemicals (1.6%)
Rohm & Haas                                --        229,400       229,400                    --     9,958,254      9,958,254
Sigma-Aldrich                          86,800             --        86,800             5,416,320            --      5,416,320
Total                                                                                  5,416,320     9,958,254     15,374,574

Commercial Services & Supplies (5.3%)
ChoicePoint                                --         84,300        84,300(b)                 --     3,618,999      3,618,999
Cintas                                 95,974        113,200       209,174             3,958,928     4,669,500      8,628,428
Corporate Executive Board                  --        159,702       159,702                    --    12,899,131     12,899,131
ITT Educational Services                   --         68,000        68,000(b)                 --     3,457,120      3,457,120
Manpower                                   --        263,939       263,939                    --    11,893,091     11,893,091
Robert Half Intl                      195,344             --       195,344             6,579,185            --      6,579,185
Strayer Education                      25,739             --        25,739             2,597,580            --      2,597,580
Total                                                                                 13,135,693    36,537,841     49,673,534

Communications Equipment (1.2%)
Juniper Networks                      100,182        394,312       494,494(b)          2,278,139     8,966,655     11,244,794

Computers & Peripherals (3.7%)
NCR                                        --        234,600       234,600(b)                 --     8,028,012      8,028,012
Network Appliance                     107,132        651,700       758,832(b)          2,543,314    15,471,358     18,014,672
SanDisk                                    --        229,737       229,737(b)                 --     8,920,688      8,920,688
Total                                                                                  2,543,314    32,420,058     34,963,372

See accompanying notes to combined investments in securities.

7 -- AXP Variable Portfolio - Investment Series, Inc. --
        RiverSource VP - Mid Cap  Growth Fund

Common Stocks (continued)
Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource    RiverSource                        RiverSource    RiverSource
                                   VP - Mid Cap  VP - Strategy    Pro forma          VP - Mid Cap   VP - Strategy  Pro forma
                                    Growth Fund  Aggressive Fund   Combined           Growth Fund  Aggressive Fund  Combined
Construction Materials (0.5%)
Martin Marietta Materials              65,300             --        65,300            $4,722,496           $--     $4,722,496

Diversified Financial Services (0.9%)
CapitalSource                              --        450,460       450,460(b,d)               --     8,919,108      8,919,108

Electrical Equipment (0.5%)
American Power Conversion             166,181             --       166,181             4,348,957            --      4,348,957

Energy Equipment & Services (5.0%)
BJ Services                            52,132         75,600       127,732             3,288,487     4,768,848      8,057,335
ENSCO Intl                            110,306             --       110,306             4,507,103            --      4,507,103
Nabors Inds                            51,887        129,500       181,387(b,c)        3,476,429     8,676,500     12,152,929
Natl Oilwell Varco                         --         78,900        78,900(b)                 --     5,066,169      5,066,169
Noble                                  49,841             --        49,841             3,553,663            --      3,553,663
Precision Drilling                         --        212,833       212,833(b,c)               --    10,035,076     10,035,076
Tidewater                               9,890         74,850        84,740               440,501     3,333,819      3,774,320
Total                                                                                 15,266,183    31,880,412     47,146,595

Food & Staples Retailing (1.1%)
Whole Foods Market                     77,345             --        77,345             9,997,615            --      9,997,615

Health Care Equipment & Supplies (7.6%)
Beckman Coulter                            --        107,000       107,000                    --     5,969,530      5,969,530
Biomet                                 94,308             --        94,308             3,479,022            --      3,479,022
Cooper Companies                           --         73,400        73,400                    --     5,033,038      5,033,038
CR Bard                                    --        231,100       231,100                    --    14,866,663     14,866,663
Diagnostic Products                   146,457             --       146,457             7,908,677            --      7,908,677
Foxhollow Technologies                     --         88,900        88,900(b,d)               --     4,080,510      4,080,510
Gen-Probe                                  --        147,400       147,400(b)                 --     6,709,648      6,709,648
Kinetic Concepts                       67,897        109,300       177,197(b)          3,720,756     5,989,640      9,710,396
St. Jude Medical                       65,115        229,500       294,615(b)          2,988,779    10,534,050     13,522,829
Total                                                                                 18,097,234    53,183,079     71,280,313

Health Care Providers & Services (8.6%)
Caremark Rx                                --        443,100       443,100(b)                 --    20,706,062     20,706,062
Community Health Systems                   --        353,800       353,800(b)                 --    13,030,454     13,030,454
Dendrite Intl                         249,712             --       249,712(b)          4,522,284            --      4,522,284
Express Scripts                        76,810             --        76,810(b)          4,444,227            --      4,444,227
Health Management Associates Cl A     213,207             --       213,207             5,185,195            --      5,185,195
Lincare Holdings                      115,804             --       115,804(b)          4,903,141            --      4,903,141
Omnicare                               83,108             --        83,108             4,367,325            --      4,367,325
PacifiCare Health Systems                  --         30,900        30,900(b)                 --     2,329,242      2,329,242
Quest Diagnostics                          --         78,200        78,200                    --     3,908,436      3,908,436
WellChoice                                 --        245,800       245,800(b)                 --    17,476,380     17,476,380
Total                                                                                 23,422,172    57,450,574     80,872,746

Hotels, Restaurants & Leisure (3.3%)
Brinker Intl                           67,792             --        67,792(b)          2,518,473            --      2,518,473
CBRL Group                             22,978             --        22,978               830,884            --        830,884
Cheesecake Factory                    148,214             --       148,214(b)          4,693,938            --      4,693,938
GTECH Holdings                             --        335,100       335,100                    --     9,577,158      9,577,158
Panera Bread Cl A                      22,211             --        22,211(b)          1,238,041            --      1,238,041
Starbucks                              17,958        206,400       224,358(b)            880,660    10,121,856     11,002,516
Station Casinos                        17,826             --        17,826             1,191,133            --      1,191,133
Total                                                                                 11,353,129    19,699,014     31,052,143

See accompanying notes to combined investments in securities.

8 -- AXP Variable Portfolio - Investment Series, Inc. --
        RiverSource VP - Mid Cap  Growth Fund

Common Stocks (continued)
Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource    RiverSource                        RiverSource    RiverSource
                                   VP - Mid Cap  VP - Strategy    Pro forma          VP - Mid Cap   VP - Strategy  Pro forma
                                    Growth Fund  Aggressive Fund   Combined           Growth Fund  Aggressive Fund  Combined
Household Durables (1.3%)
Harman Intl Inds                           --         64,000        64,000                   $--    $6,617,600     $6,617,600
Lennar Cl A                                --         64,600        64,600                    --     4,011,660      4,011,660
Pulte Homes                            21,276             --        21,276             1,833,991            --      1,833,991
Total                                                                                  1,833,991    10,629,260     12,463,251

Household Products (1.2%)
Church & Dwight                            --        302,600       302,600                    --    11,547,216     11,547,216

Insurance (1.5%)
Assurant                                   --        161,600       161,600                    --     6,032,528      6,032,528
IPC Holdings                               --        101,100       101,100(c)                 --     3,972,219      3,972,219
United America Indemnity Cl A              --        222,100       222,100(b,c)               --     3,986,695      3,986,695
Total                                                                                         --    13,991,442     13,991,442

Internet Software & Services (1.4%)
Akamai Technologies                        --        137,400       137,400(b)                 --     1,901,616      1,901,616
Digital River                          50,423             --        50,423(b)          1,915,066            --      1,915,066
VeriSign                                   --        414,900       414,900(b)                 --     9,044,820      9,044,820
Total                                                                                  1,915,066    10,946,436     12,861,502

IT Services (5.7%)
Acxiom                                220,309             --       220,309             4,366,524            --      4,366,524
Affiliated Computer Services Cl A          --        205,500       205,500(b)                 --    10,675,725     10,675,725
Alliance Data Systems                      --        267,200       267,200(b)                 --    11,241,104     11,241,104
DST Systems                                --         75,300        75,300(b)                 --     4,043,610      4,043,610
Fiserv                                144,269             --       144,269(b)          6,473,350            --      6,473,350
Paychex                               165,119        119,100       284,219             5,635,511     4,064,883      9,700,394
VeriFone Holdings                     131,348        215,700       347,048(b)          2,883,089     4,734,615      7,617,704
Total                                                                                 19,358,474    34,759,937     54,118,411

Machinery (1.4%)
Danaher                                41,480        202,600       244,080             2,221,669    10,851,256     13,072,925

Media (2.6%)
Catalina Marketing                    159,380             --       159,380             3,815,557            --      3,815,557
EW Scripps Cl A                            --        144,200       144,200                    --     7,210,000      7,210,000
Univision Communications Cl A         112,694        186,400       299,094(b)          3,031,469     5,014,160      8,045,629
Westwood One                          113,900             --       113,900             2,315,587            --      2,315,587
XM Satellite Radio Holdings Cl A           --         77,400        77,400(b)                 --     2,728,350      2,728,350
Total                                                                                  9,162,613    14,952,510     24,115,123

Metals & Mining (1.5%)
Peabody Energy                             --        191,000       191,000                    --    13,688,970     13,688,970

Oil & Gas (7.5%)
Apache                                     --        121,400       121,400                    --     8,694,668      8,694,668
Chesapeake Energy                          --        242,400       242,400                    --     7,662,264      7,662,264
Denbury Resources                      34,781             --        34,781(b)          1,573,145            --      1,573,145
EOG Resources                          80,769        213,000       293,769             5,155,484    13,595,790     18,751,274
Murphy Oil                             63,626             --        63,626             3,477,161            --      3,477,161
Newfield Exploration                   73,432             --        73,432(b)          3,467,459            --      3,467,459
Pioneer Natural Resources                  --        172,900       172,900                    --     8,541,260      8,541,260
Pogo Producing                         58,826             --        58,826             3,294,256            --      3,294,256
XTO Energy                             31,032        343,100       374,132             1,235,074    13,655,380     14,890,454
Total                                                                                 18,202,579    52,149,362     70,351,941

See accompanying notes to combined investments in securities.

9 -- AXP Variable Portfolio - Investment Series, Inc. --
        RiverSource VP - Mid Cap  Growth Fund

Common Stocks (continued)
Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource    RiverSource                        RiverSource    RiverSource
                                   VP - Mid Cap  VP - Strategy    Pro forma          VP - Mid Cap   VP - Strategy  Pro forma
                                    Growth Fund  Aggressive Fund   Combined           Growth Fund  Aggressive Fund  Combined
Pharmaceuticals (1.5%)
Barr Pharmaceuticals                       --         78,000        78,000(b)                $--    $3,557,580     $3,557,580
MGI PHARMA                                 --        118,200       118,200(b)                 --     3,186,672      3,186,672
Sepracor                                   --        144,700       144,700(b)                 --     7,263,940      7,263,940
Total                                                                                         --    14,008,192     14,008,192

Semiconductors & Semiconductor Equipment (7.3%)
ASML Holding                               --        382,100       382,100(b,c)               --     6,457,490      6,457,490
Broadcom Cl A                          60,956        110,600       171,556(b)          2,651,586     4,811,100      7,462,686
KLA-Tencor                             39,454        176,900       216,354             2,002,685     8,979,444     10,982,129
Marvell Technology Group                   --        414,800       414,800(b,c)               --    19,574,412     19,574,412
Maxim Integrated Products              65,216             --        65,216             2,781,462            --      2,781,462
Microchip Technology                  140,676        135,800       276,476             4,377,837     4,226,096      8,603,933
Novellus Systems                       92,548             --        92,548(b)          2,481,212            --      2,481,212
Photronics                                 --        137,340       137,340(b)                 --     2,852,552      2,852,552
Skyworks Solutions                         --        566,600       566,600(b)                 --     4,272,164      4,272,164
Xilinx                                     --        115,700       115,700                    --     3,250,013      3,250,013
Total                                                                                 14,294,782    54,423,271     68,718,053

Software (4.7%)
Advent Software                       120,384             --       120,384(b)          3,317,783            --      3,317,783
Autodesk                                   --        207,900       207,900                    --     8,981,280      8,981,280
BMC Software                          207,118             --       207,118(b)          4,142,360            --      4,142,360
Fair Isaac                            140,864        189,800       330,664             5,757,112     7,757,126     13,514,238
Kronos                                 28,289             --        28,289(b)          1,225,762            --      1,225,762
Mercury Interactive                        --        184,425       184,425(b)                 --     6,762,865      6,762,865
NAVTEQ                                 52,639         78,500       131,139(b)          2,449,819     3,653,390      6,103,209
Total                                                                                 16,892,836    27,154,661     44,047,497

Specialty Retail (2.5%)
Advance Auto Parts                     39,226         96,200       135,426(b)          2,390,040     5,861,466      8,251,506
Build-A-Bear Workshop                  34,052             --        34,052(b)            755,273            --        755,273
Chico's FAS                            41,746        165,200       206,946(b)          1,449,004     5,734,092      7,183,096
Williams-Sonoma                       174,776             --       174,776(b)          7,034,734            --      7,034,734
Total                                                                                 11,629,051    11,595,558     23,224,609

Textiles, Apparel & Luxury Goods (1.6%)
Coach                                 143,414        303,300       446,714(b)          4,759,911    10,066,527     14,826,438

Trading Companies & Distributors (2.0%)
Fastenal                               99,264        217,800       317,064             6,013,413    13,194,324     19,207,737

Total Common Stocks
(Cost: $683,881,228)                                                                $250,824,258  $662,798,151   $913,622,409

See accompanying notes to combined investments in securities.

10 -- AXP Variable Portfolio - Investment Series, Inc. --
        RiverSource VP - Mid Cap  Growth Fund

Bond (0.2%)
Issuer                      Coupon rate    Principal      Principal     Principal      Value(a)       Value(a)      Value(a)
amount                        amount        amount

                                         RiverSource    RiverSource                  RiverSource    RiverSource
                                         VP - Mid Cap  VP - Strategy    Pro forma    VP - Mid Cap   VP - Strategy  Pro forma
                                          Growth Fund  Aggressive Fund   Combined     Growth Fund  Aggressive Fund  Combined
Federal Farm Credit Bank
  03/15/2006                       2.50%        $--     $2,000,000    $2,000,000             $--    $1,985,358     $1,985,358

Total Bond
(Cost: $1,999,422)                                                                           $--    $1,985,358     $1,985,358

Short-Term Securities (2.3%) (e)
Issuer                               Effective   Amount payable Amount payable         Value(a)       Value(a)      Value(a)
                                      yield       at maturity    at maturity

                                                  RiverSource    RiverSource         RiverSource    RiverSource
                                                  VP - Mid Cap  VP - Strategy        VP - Mid Cap   VP - Strategy  Pro forma
                                                   Growth Fund  Aggressive Fund       Growth Fund  Aggressive Fund  Combined
U.S. Government Agencies (0.0%)
Federal Home Loan Bank Disc Nt
  09/16/2005                              3.42%   $1,400,000           $--            $1,397,875           $--     $1,397,875
Federal Home Loan Mtge Corp Disc Nt
  09/20/2005                              3.43     1,100,000            --             1,097,910            --      1,097,910
Federal Natl Mtge Assn Disc Nt
  09/07/2005                              3.25            --    18,900,000                    --    18,888,057     18,888,057
Total                                                                                  2,495,785    18,888,057     21,383,842

Commercial Paper (0.0%)
Alpine Securitization
  09/01/05                                3.56            --     4,000,000(f)                 --     3,999,604      3,999,604
General Electric Capital
  09/01/05                                3.56     2,300,000            --             2,299,773            --      2,299,773
Rabobank USA Financial
  09/09/05                                3.50            --    15,000,000                    --    14,986,875     14,986,875
Thunder Bay Funding LLC
  09/01/05                                3.47            --     5,000,000(f)                 --     4,999,518      4,999,518
Total                                                                                  2,299,773    23,985,997     26,285,770

Total Short-Term Securities
(Cost: $47,674,118)                                                                   $4,795,558   $42,874,054    $47,669,612

Total Investments in Securities
(Cost: $733,554,768)(g)                                                             $255,619,816  $707,657,563   $963,277,379

See accompanying notes to combined investments in securities.

11 -- AXP Variable Portfolio - Investment Series, Inc. --
        RiverSource VP - Mid Cap  Growth Fund

Notes To Combined Investments in Securities


(a) Securities are valued by procedures described in Note 2 to the pro forma financial statements.


(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2005, the value of foreign securities represented 6.8% of net assets.

(d)  At Aug. 31, 2005, security was partially or fully on loan.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.9% of net assets. 3.2% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $8,999,122 or 1.0% of net assets.

(g) At Aug. 31, 2005, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost was:

                                                                                      RiverSource    RiverSource
                                                                                     VP - Mid Cap  VP - Strategy   Pro forma
                                                                                      Growth Fund  Aggressive Fund  Combined

       Cost of securities for federal income tax purposes:                          $204,838,360  $529,615,824   $734,454,184

       Unrealized appreciation                                                       $55,086,610  $192,478,501   $247,565,111
       Unrealized depreciation                                                        (4,305,154)  (14,436,762)   (18,741,916)
                                                                                      ----------   -----------    -----------
       Net unrealized appreciation                                                   $50,781,456  $178,041,739   $228,823,195
                                                                                     -----------  ------------   ------------

The Global Industry Classification standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


                                                             S-6383-20 A (12/05)

PART C. OTHER INFORMATION

Item 15. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 16. Exhibits

(1)(a) Articles of Incorporation as amended Nov. 10, 1994, filed electronically as Exhibit 1 to Registrant's Post-Effective Amendment No. 34 to Registration Statement No. 2-73115, are incorporated by reference.

(1)(b) Articles of Amendment to the Articles of Incorporation, dated June 16, 1999, filed electronically as Exhibit (a)(2) to Registrant's Post-Effective Amendment No. 50 to Registration Statement No. 2-73115, are incorporated by reference.

(1)(c) Articles of Amendment to the Articles of Incorporation, dated November 15, 2002, filed electronically as Exhibit (a)(3) to Registrant's Post-Effective Amendment No. 50 to Registration Statement No. 2-73115, are incorporated by reference.

(2)      By-Laws as amended January 11, 2001, filed electronically as Exhibit
         (b) to Registrant's Post-Effective Amendment No. 50 to Registration Statement No. 2-73115, are incorporated by reference.

(3)      Not applicable.

(4) Form of Agreement and Plan of Reorganization is included herein as Exhibit A to Part A of this Registration Statement.

(5)      Not applicable.

(6)(a) Investment Management Services Agreement between Registrant on behalf of its underlying series AXP Variable Portfolio - Capital Resource Fund, AXP Variable Portfolio - Emerging Markets Fund, AXP Variable Portfolio - Equity Select Fund, AXP Variable Portfolio - Growth Fund, AXP Variable Portfolio - International Fund, AXP Variable Portfolio - New Dimensions Fund, AXP Variable Portfolio - S&P 500 Index Fund, AXP Variable Portfolio - Small Cap Advantage Fund and AXP Variable Portfolio - Strategy Aggressive Fund, and American Express Financial Corporation, dated December 1, 2002, filed electronically on or about Oct. 28, 2003 as Exhibit (d)(13) to Registrant's Post-Effective Amendment No. 50 to Registration Statement No. 2-73115 is incorporated by reference.

(6)(b) Investment Management Services Transfer Agreement, dated Sept. 29, 2005, between Ameriprise Financial, Inc. (fka American Express Financial Corporation) and RiverSource Investments, LLC.(1)

(7)      Not applicable.

(8) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(9)(a) Custodian Agreement dated Oct. 1, 2005, between Registrant and Ameriprise Trust Company.(2)

(9)(b) Custodian Agreement between American Express Trust Company and The Bank of New York dated May 13, 1999, filed electronically as Exhibit (g)(3) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement No. 2-93745, filed on or about May 28, 1999 is incorporated by reference.

(9)(c) Custodian Agreement First Amendment between American Express Trust Company and The Bank of New York, dated December 1, 2000, filed electronically as Exhibit (g)(4) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(9)(d) Custodian Agreement Second Amendment between American Express Trust Company and The Bank of New York, dated June 7, 2001, filed electronically as Exhibit (g)(5) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(9)(e) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated January 31, 2002, filed electronically as Exhibit (g)(6) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(9)(f) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated April 29, 2003, filed electronically as Exhibit (g)(8) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(10)(a) Plan and Agreement of Distribution, dated Oct. 1, 2005, between Registrant and IDS Life Insurance Company.(3)


(10)(b)  Rule 18f-3 Plan: not applicable.

(11) Opinion and consent of counsel as to the legality of the securities being registered filed electronically on or about Oct. 14, 2005 as Exhibit (11) to Registration Statement No. 333-129012 is incorporated by reference.

(12)     Tax opinion to be filed by amendment.

(13)(a) Administrative Services Agreement, dated Oct. 1, 2005, between Registrant and Ameriprise Financial, Inc. (4)

(13)(b) License Agreement, dated Oct. 1, 2005, between Ameriprise Financial Inc. and the RiverSource funds.(5)

(13)(c) License Agreement, dated June 17, 1999, between American Express Funds and American Express Company filed electronically on or about Sept. 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(13)(d) Addendum to Schedule A and Schedule B of the License Agreement between the American Express Funds and American Express Company, dated June 23, 2004, filed electronically on or about June 28, 2004 as Exhibit (h)(2) to AXP Variable Portfolio - Select Series, Inc. Pre-Effective Amendment No. 1 to Registration Statement No. 333-113780 is incorporated by reference.

(13)(e) License Agreement, dated Oct. 1, 2005, between Ameriprise Financial, Inc. and AXP Dimensions Series, Inc., AXP Growth Series, Inc. and AXP Variable Portfolio - Investment Series, Inc. filed electronically on or about Oct. 27, 2005 as Exhibit (h)(9) to AXP Variable Portfolio - Investment Series, Inc. Post-Effective Amendment No. 57 to Registration Statement No. 2-73115 is incorporated by reference.

(14)(a) Consent of Independent Registered Public Accounting Firm is filed electronically herewith.

(14)(b) Consent of Independent Registered Public Accounting Firm is filed electronically herewith.

(15)     Financial Statements: Not applicable.

(16)(a) Directors'/Trustees' Power of Attorney to sign to this Registration Statement and its amendments, dated Nov. 11, 2004, filed electronically on or about Oct. 14, 2005 as Exhibit (16)(a) to Registration Statement No. 333-129012 is incorporated by reference.

(17)(a) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about March 28, 2005 as Exhibit (p)(1) to AXP Selected Series, Inc.'s Post-Effective Amendment No. 42 to Registration Statement No. 2-93745 is incorporated by reference.

(17)(b) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated Oct. 26, 2005, filed electronically on or about Nov. 22, 2005 as Exhibit (p)(2) to AXP Equity Series, Inc. Post-Effective Amendment No. 100 to Registration Statement No. 2-13188 is incorporated by reference.

(17)(c)  Prospectus, dated Oct. 28, 2005, for RiverSource Variable
         Portfolio - Large Cap Equity Fund, RiverSource Variable Portfolio - New Dimensions Fund, RiverSource Variable Portfolio - Mid Cap Growth Fund, and RiverSource Variable Portfolio - Strategy Aggressive Fund is filed electronically herewith.

(17)(d) Statement of Additional Information, dated Oct. 28, 2005, for RiverSource Variable Portfolio - Large Cap Equity Fund, RiverSource Variable Portfolio - New Dimensions Fund, RiverSource Variable Portfolio - Mid Cap Growth Fund, and RiverSource Variable Portfolio - Strategy Aggressive Fund is filed electronically herewith.

(17)(e)  Annual Report, dated Aug. 31, 2005, for RiverSource Variable Portfolio
         - Large Cap Equity Fund, RiverSource Variable Portfolio - New Dimensions Fund, RiverSource Variable Portfolio - Mid Cap Growth Fund, and RiverSource Variable Portfolio - Strategy Aggressive Fund is filed electronically herewith.

--------------------

(1) Incorporated by reference to Exhibit (d)(3) of AXP Fixed Income Series, Inc. Post-Effective Amendment No. 59 to Registration Statement No. 2-51586 filed on or about Oct. 27, 2005.

(2) Incorporated by reference to Exhibit (g)(1) of AXP Variable Portfolio - Investment Series, Inc. Post-Effective Amendment No. 57 to Registration Statement No. 2-73115 filed on or about Oct. 27, 2005.

(3) Incorporated by reference to Exhibit (m)(1) of AXP Variable Portfolio - Investment Series, Inc. Post-Effective Amendment No. 57 to Registration Statement No. 2-73115 filed on or about Oct. 27, 2005.

(4) Incorporated by reference to Exhibit (h)(1) of AXP Fixed Income Series, Inc. Post-Effective Amendment No. 59 to Registration Statement No. 2-51586 filed on or about Oct. 27, 2005.

(5) Incorporated by reference to Exhibit (h)(7) of AXP Fixed Income Series, Inc. Post-Effective Amendment No. 59 to Registration Statement No. 2-51586 filed on or about Oct. 27, 2005.

Item 17. Undertakings.

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The Registrant undertakes to file by Post-Effective Amendment an Opinion of Counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES

As required by the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed on behalf of the Registrant, in the city of Minneapolis, and State of Minnesota on the 6th day of Dec., 2005.


AXP VARIABLE PORTFOLIO - INVESTMENT SERIES, INC.


By     /s/ Paula R. Meyer
       ---------------------
           Paula R. Meyer, President

By     /s/ Jeffrey P. Fox
       ------------------
           Jeffrey P. Fox, Treasurer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 6th day of Dec., 2005.

Signature                                            Capacity

/s/  Arne H. Carlson*                                Chair of the Board
---------------------
     Arne H. Carlson

/s/  Patricia M. Flynn*                              Director
------------------------
     Patricia M. Flynn

/s/  Anne P. Jones*                                  Director
-------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.*                          Director
-----------------------------
     Stephen R. Lewis, Jr.

/s/  Catherine James Paglia*                         Director
-----------------------------
     Catherine James Paglia

/s/  Alan K. Simpson*                                Director
---------------------
     Alan K. Simpson

/s/  Alison Taunton-Rigby*                           Director
---------------------------
     Alison Taunton-Rigby

/s/  William F. Truscott*                            Director
-------------------------
     William F. Truscott


* Signed pursuant to Directors' Power of Attorney dated Nov. 11, 2004, filed electronically as Exhibit (16)(a) to Registration Statement No. 333-129012, by:



/s/  Leslie L. Ogg
---------------------
     Leslie L. Ogg